[Momento Photo]



                PORTFOLIO DIRECTOR(R) PLUS

                               SEPARATE ACCOUNT A
                            FOR SERIES 1.20 - 12.20

                Prospectus
                May 1, 2000

                Units of Interest Under Group and
                Individual Variable Annuity Contracts
                Portfolio Director Plus


                                            VALIC
                                              AN AMERICAN
                                                GENERAL COMPANY

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A
PORTFOLIO DIRECTOR, PORTFOLIO DIRECTOR 2, PORTFOLIO DIRECTOR PLUS

SUPPLEMENT ISSUED MAY 1, 2000 TO THE PROSPECTUS DATED MAY 1, 2000

The Variable Annuity Life Insurance Company (the "Company") filed an application with the Securities and Exchange Commission ("SEC") as of March 31, 2000 requesting an order allowing the Company to replace the shares of American General Domestic Bond Fund of American General Series Portfolio Company 3 ("AGSPC 3"), T. Rowe Price Small-Cap Stock Fund, Dreyfus Variable Investment Fund -- Small Cap Portfolio, Scudder Growth and Income Fund, Neuberger Berman Guardian Trust and Dreyfus Founders Growth Fund, each of which is a Variable Investment Option currently available under our group and individual variable annuity contracts, with shares of comparable series of AGSPC 3 and newly created series of American General Series Portfolio Company ("AGSPC").

The Company believes that the proposed substitutions are in the best interest of contract holders. In each case, the Substitute Series will have substantially the same investment objective, practices and restrictions as the Replaced Series. In the case of Dreyfus Variable Investment Fund -- Small Cap Portfolio and T. Rowe Price Small-Cap Stock Fund, Inc., the Substitute Series will have two sub-advisers, one of which is the Replaced Series' current investment adviser, T. Rowe Price Associates, Inc., and an additional sub-adviser, Founders Asset Management LLC, which has an outstanding long-term investment performance record. In the case of Dreyfus Founders Growth Fund, the Substitute Series will have the Replaced Series' current investment adviser, Founders Asset Management LLC, as its sub-adviser. In the case of the other Replaced Series, the Substitute Series will have as sub-advisers new managers with superior long-term investment performance records in their respective asset classes.

The proposed substitutions and respective sub-advisers are:

REPLACED SERIES                                         SUBSTITUTE SERIES
Dreyfus Variable Investment Fund --             --      AGSPC American General Select Small-Cap Fund (T. Rowe
  Small-Cap Portfolio                                   Price Associates, Inc. and Founders Asset Management
                                                        LLC)
T. Rowe Price Small-Cap Stock Fund, Inc.        --      AGSPC American General Select Small Cap Fund (T. Rowe
                                                        Price Associates, Inc. and Founders Asset Management
                                                        LLC)
Scudder Growth and Income Fund                  --      AGSPC American General American Century Income & Growth
                                                        Fund (American Century Investment Management, Inc.)
Neuberger Berman Guardian Trust                 --      AGSPC American General American Century Income & Growth
                                                        Fund (American Century Investment Management, Inc.)
Dreyfus Founders Growth Fund                    --      AGSPC American General Founders Growth Fund (Founders
                                                        Asset Management LLC)
AGSPC 3 American General Domestic Bond Fund     --      AGSPC 3 American General Core Bond Fund (American
                                                        General Investment Management, L.P.)

--------------------------------------------------------------------------------

You should note that:

- No action is required on your part. You will not need to vote a proxy, file a new election, or take any other action if the SEC approves the substitutions.

- The elections you have on file for allocating your account value, premium payments and deductions will remain unchanged until you direct us otherwise.

- You will not bear any expenses relating to the substitutions.

- Although for two of the substitutions (Dreyfus Variable Investment
  Fund -- Small Cap Portfolio and Scudder Growth and Income Fund) total contract holder expenses are expected to be slightly higher for the Replaced Series, the substitutions will result in a change to a sub-adviser with a superior performance record.

- On the effective date of the substitution, your account value in the Variable Account Option will be the same as before the substitution.

- The substitution will have no tax consequences for you.

The Company expects to complete the substitutions before October 2000. The newly created series of AGSPC will commence operations at the time of the substitutions. Completion of the substitutions is conditioned upon obtaining the approval of the SEC and state insurance authorities, if applicable. Of course, you may transfer amounts in your Contract among the Variable Investment Options and Fixed Options, as usual. The substitutions will not be treated as a transfer for purposes of the transfer provisions of your Contract. In addition, any transfer charge that might otherwise be imposed will be waived from the date of this Notice through the date that is 30 days after the substitutions.

We will send you a prospectus for AGSPC 3 and the new series of AGSPC, and notice of the actual date of the substitutions, after we receive SEC approval. You will receive confirmation when the substitution is complete.

Should you have any questions, you may contact us at 1-800-448-2542 (selection
1).

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
UNITS OF INTEREST UNDER GROUP AND INDIVIDUAL
VARIABLE ANNUITY CONTRACTS
PORTFOLIO DIRECTOR(R) PLUS
SEPARATE ACCOUNT A
FOR SERIES 1.20 TO 12.20                                             May 1, 2000

PROSPECTUS

The Variable Annuity Life Insurance Company ("VALIC") offers certain Series of Portfolio Director Plus that consist of group and individual variable annuity contracts (the "Contracts") to Participants in certain employer sponsored retirement plans. Portfolio Director Plus 1.20 to 12.20 consists of group variable annuity contracts that are offered by VALIC to Participants in certain employer retirement plans. Portfolio Director Plus may be available to you when you participate in a retirement program that qualifies for deferral of federal income taxes. Non-qualified contracts are also available for certain employer plans, as well as for certain after-tax arrangements that are not part of an employer's plan.

Portfolio Director Plus permits you to invest in and receive retirement benefits in one or more Fixed Account Options* and/or an array of Variable Account Options described in this prospectus. If your contract is part of your employer's retirement program, that program will describe which Variable Account Options are available to you. If your contract is a tax-deferred nonqualified annuity that is not part of your employer's retirement plan, those Variable Account Options that are invested in Mutual Funds available to the public outside of annuity contracts, life insurance contracts or certain employer sponsored retirement plans will not be available within your contract.

* One of the Fixed Account Options, the Multi-Year Enhanced Fixed Account, will be available approximately May 22, 2000, subject to state approval.

--------------------------------------------------------------------------------

VALIC is a member of the Insurance Marketplace Standards Association ("IMSA"). IMSA is a voluntary membership organization created by the life insurance industry to promote ethical market conduct for individual life insurance and annuity products. VALIC's membership in IMSA applies to VALIC only and not to its products or affiliates.

This prospectus provides you with information you should know before investing in Portfolio Director Plus. This prospectus is accompanied by the current prospectuses for the mutual fund options described in this prospectus. Please read and retain each of these prospectuses for future reference.

A Statement of Additional Information, dated May 1, 2000, contains additional information about Portfolio Director Plus and is part of this prospectus. For a free copy call 1-800-44-VALIC. The Statement of Additional Information has been filed with the Securities and Exchange Commission ("SEC") and is available along with other related materials at the SEC's internet web site (http://www.sec.gov).

INVESTMENT IN THE CONTRACTS IS SUBJECT TO RISK THAT MAY CAUSE THE VALUE OF THE OWNER'S INVESTMENT TO FLUCTUATE, AND WHEN THE CONTRACTS ARE SURRENDERED, THE VALUE MAY BE HIGHER OR LOWER THAN THE PURCHASE PAYMENTS.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

                                                PAGE
                                                ----
ABOUT THE PROSPECTUS..........................     1
FEE TABLE.....................................     2
SUMMARY.......................................     7
SELECTED PURCHASE UNIT DATA...................    14
GENERAL INFORMATION...........................    15
     About Portfolio Director Plus............    15
     About VALIC..............................    15
     About VALIC Separate Account A...........    15
     Units of Interests.......................    16
     Distribution of the Contracts............    16

VARIABLE ACCOUNT OPTIONS......................    16

PURCHASE PERIOD...............................    17
     Purchase Payments........................    17
     Purchase Units...........................    18
     Calculation of Purchase Unit Value.......    18
     Choosing Investment Options..............    18
          Fixed Account Options...............    18
          Variable Account Options............    19
     Stopping Purchase Payments...............    19

TRANSFERS BETWEEN INVESTMENT OPTIONS..........    19
     During the Purchase Period...............    20
     During the Payout Period.................    20
     Communicating Transfer or Reallocation
       Instructions...........................    20
     Effective Date of Transfer...............    20
     Market Timing............................    21

FEES AND CHARGES..............................    21
     Account Maintenance Fee..................    21
     Surrender Charge.........................    21
          Amount of Surrender Charge..........    21
          10% Free Withdrawal.................    21
          Exceptions to Surrender Charge......    22
     Premium Tax Charge.......................    22
     Separate Account Charges.................    22
     Fund Annual Expense Charges..............    23
     Other Tax Charges........................    23
     Reduction or Waiver of Account
       Maintenance Fee, Surrender, Mortality
       and Expense Risk Fee or Administration
       and Distribution Fee Charges...........    23
     Separate Account Expense Reimbursement...    24
     Market Value Adjustment..................    24

PAYOUT PERIOD.................................    24
     Fixed Payout.............................    24
     Variable Payout..........................    24
     Combination Fixed and Variable Payout....    25
     Payout Date..............................    25
     Payout Options...........................    25
     Enhancements to Payout Options...........    26
     Payout Information.......................    26

SURRENDER OF ACCOUNT VALUE....................    26
     When Surrenders are Allowed..............    26
     Amount That May Be Surrendered...........    26
     Surrender Restrictions...................    27
     Partial Surrenders.......................    27
     Systematic Withdrawals...................    27
     Distributions Required By Federal Tax
       Law....................................    27

EXCHANGE PRIVILEGE............................    28
     Restrictions on Exchange Privilege.......    28
     Taxes and Conversion Costs...............    28

                                                PAGE
                                                ----
     Surrender Charges........................    28
     Exchange Offers for Contracts Other Than
       Portfolio Director Plus................    29
     Comparison of Portfolio Director and
       Portfolio Director 2 Contracts to
       Portfolio Director Plus Contracts......    29
     Comparison of Other Contracts............    29
     Features of Portfolio Director Plus......    29
     Agents' and Managers' Retirement Plan
       Exchange Offer.........................    29

DEATH BENEFITS................................    30
     Beneficiary Information..................    30
     Special Information for Individual
       Non-Tax Qualified Contracts............    31
     During the Purchase Period...............    31
          Interest Guaranteed Death Benefit...    31
          Standard Death Benefit..............    31
     During the Payout Period.................    31

HOW TO REVIEW INVESTMENT PERFORMANCE OF
  SEPARATE ACCOUNT DIVISIONS..................    32
     Types of Investment Performance
       Information Advertised.................    32
       Total Return Performance Information...    32
       Standard Average Annual Total Return...    32
       Nonstandard Average Annual Total
          Return..............................    32
       Cumulative Total Return................    33
       Annual Change in Purchase Unit Value...    33
       Cumulative Change in Purchase Unit
          Value...............................    33
       Total Return Based on Different
          Investment Amounts..................    33
       An Assumed Account Value of $10,000....    33
     Yield Performance Information............    33
       AGSPC Money Market and American General
          Money Market Divisions..............    33
       Divisions Other Than The AGSPC Money
          Market and American General Money
          Market Divisions....................    33
     Performance Information: Average Annual
       Total Return, Cumulative Return and
       Annual and Cumulative Change in
       Purchase Unit Value Tables.............    33

OTHER CONTRACT FEATURES.......................    46
     Changes That May Not Be Made.............    46
     Change of Beneficiary....................    46
     Contingent Owner.........................    46
     Cancellation -- The 20 Day "Free Look"...    46
     We Reserve Certain Rights................    46
     Relationship to Employer's Plan..........    46

VOTING RIGHTS.................................    46
     Who May Give Voting Instructions.........    46
     Determination of Fund Shares Attributable
       to Your Account........................    47
       During Purchase Period.................    47
       During Payout Period or after a Death
          Benefit Has Been Paid...............    47
     How Fund Shares Are Voted................    47

FEDERAL TAX MATTERS...........................    47
     Type of Plans............................    47
     Tax Consequences in General..............    48
     Effect of Tax-Deferred Accumulations.....    48

YEAR 2000.....................................    50

                                      (i)

ABOUT THE PROSPECTUS
--------------------------------------------------------------------------------

Unless otherwise specified in this prospectus, the words we, our, Company, and VALIC mean The Variable Annuity Life Insurance Company. The words you and your, unless otherwise specified in this prospectus, mean the participant, contract owner, annuitant or beneficiary.

We will use a number of other specific terms in this prospectus. We will, when that term is used in the prospectus, provide you with a definition of that term. The terms used in this prospectus for which we will provide you a definition are:

DEFINED TERMS                     PAGE NO.
-------------                     --------
Account Value...................    20
Annuitant.......................    30
Assumed Investment Rate.........    24
Beneficiary.....................    30
Contract Owner..................    30
Divisions.......................    32
Fixed Account Options...........    30
Home Office.....................    20
Mutual Fund or Fund.............    15
Participant.....................    01
Participant Year................    21
Payout Period...................    20
Payout Unit.....................    24
Purchase Payments...............   17, 32
Purchase Period.................    20
Purchase Unit...................    18
VALIC Separate Account A........    47
Variable Account Options........   16, 30

This prospectus is being given to you to help you make decisions for selecting various investment options and benefits to plan and save for your retirement. It is intended to provide you with information about VALIC, Portfolio Director Plus, and saving for your retirement.

The purpose of Variable Account Options and Variable Payout Options is to provide you investment returns which are greater than the effects of inflation. We cannot, however, guarantee that this purpose will be achieved.

This prospectus describes a contract in which units of interest in VALIC's Separate Account A are offered. Portfolio Director Plus will allow you to accumulate retirement dollars in Fixed Account Options and/or Variable Account Options. This prospectus describes only the variable aspects of Portfolio Director Plus except where the Fixed Account Options are specifically mentioned.

For specific information about the Variable Account Options, you should refer to the mutual fund prospectuses you have been given with this document. You should keep these prospectuses to help answer any questions you may have in the future.

Following this introduction is a summary of the major features and options of Portfolio Director Plus. It is intended to provide you with a brief overview of those sections discussed in more detail in this prospectus.

PARTICIPANT -- the
individual, (in most
cases you are the
Participant) for whom
Purchase Payments
are made.

FEE TABLE
--------------------------------------------------------------------------------

CONTRACT OWNER/PARTICIPANT EXPENSES(1)

  Maximum Surrender Charge(2)                                     5.00%
ACCOUNT MAINTENANCE FEE ($3.75 per quarter, annualized)(2)       $  15

SEPARATE ACCOUNT EXPENSES
(as a percentage of Separate Account net assets):

                                                    MORTALITY     ADMINISTRATION     SEPARATE
                                                       AND             AND            ACCOUNT         TOTAL
                                                   EXPENSE RISK    DISTRIBUTION       EXPENSE       SEPARATE
                      FUND                            FEE(3)          FEE(3)       REIMBURSEMENT   ACCOUNT FEE
                      ----                         ------------   --------------   -------------   -----------
AGSPC Asset Allocation Fund                            0.25%           0.55%              --          0.80%
AGSPC Capital Conservation Fund                        0.25            0.55               --          0.80
AGSPC Government Securities Fund                       0.25            0.55               --          0.80
AGSPC Growth Fund                                      0.25            0.55               --          0.80
AGSPC Growth & Income Fund                             0.25            0.55               --          0.80
AGSPC International Equities Fund                      0.25            0.55               --          0.80
AGSPC International Government Bond Fund               0.25            0.55               --          0.80
AGSPC MidCap Index Fund                                0.25            0.55               --          0.80
AGSPC Money Market Fund                                0.25            0.55               --          0.80
AGSPC Science & Technology Fund                        0.25            0.55               --          0.80
AGSPC Small Cap Index Fund                             0.25            0.55               --          0.80
AGSPC Social Awareness Fund                            0.25            0.55               --          0.80
AGSPC Stock Index Fund                                 0.25            0.55               --          0.80
American Century Ultra Fund(4)                         0.25            0.80            (0.21%)        0.84
American General Balanced Fund(4)                      0.25            0.55            (0.25)         0.55
American General Conservative Growth Lifestyle
  Fund(4)                                              0.25            0.55            (0.25)         0.55
American General Core Bond Fund(4)                     0.25            0.55            (0.25)         0.55
American General Domestic Bond Fund(4)                 0.25            0.55            (0.25)         0.55
American General Growth Lifestyle Fund(4)              0.25            0.55            (0.25)         0.55
American General High Yield Bond Fund(4)               0.25            0.55            (0.25)         0.55
American General International Growth Fund(4)          0.25            0.55            (0.25)         0.55
American General International Value Fund(4)           0.25            0.55            (0.25)         0.55
American General Large Cap Growth Fund(4)              0.25            0.55            (0.25)         0.55
American General Large Cap Value Fund(4)               0.25            0.55            (0.25)         0.55
American General Mid Cap Growth Fund(4)                0.25            0.55            (0.25)         0.55
American General Mid Cap Value Fund(4)                 0.25            0.55            (0.25)         0.55
American General Moderate Growth Lifestyle
  Fund(4)                                              0.25            0.55            (0.25)         0.55
American General Money Market Fund(4)                  0.25            0.55            (0.25)         0.55
American General Small Cap Growth Fund(4)              0.25            0.55            (0.25)         0.55
American General Small Cap Value Fund(4)               0.25            0.55            (0.25)         0.55
American General Socially Responsible Fund(4)          0.25            0.55            (0.25)         0.55
American General Strategic Bond Fund(4)                0.25            0.55            (0.25)         0.55
Dreyfus Founders Growth Fund(4)                        0.25            0.80            (0.25)         0.80
Dreyfus Variable Investment Fund --
  Small Cap Portfolio(4)                               0.25            0.80            (0.15)         0.90
Evergreen(sm) Equity Trust
  Evergreen Growth and Income Fund -- Class A(4)       0.25            0.80            (0.25)         0.80
  Evergreen Small Cap Value Fund -- Class A(4)         0.25            0.80            (0.25)         0.80
  Evergreen Value Fund -- Class A(4)                   0.25            0.80            (0.25)         0.80
Franklin Templeton Variable Insurance Products
  Trust
  Templeton Asset Strategy Fund -- Class 1             0.25            0.80               --          1.05
  Templeton International Securities
    Fund -- Class 1                                    0.25            0.80               --          1.05
Neuberger Berman Guardian Trust(4)                     0.25            0.80            (0.25)         0.80
Putnam Global Growth Fund -- Class A Shares(4)         0.25            0.80            (0.25)         0.80
Putnam New Opportunities Fund -- Class A
  Shares(4)                                            0.25            0.80            (0.25)         0.80
Putnam OTC & Emerging Growth Fund -- Class A
  Shares(4)                                            0.25            0.80            (0.25)         0.80
Scudder Growth and Income Fund(4)                      0.25            0.80            (0.25)         0.80
T. Rowe Price Small-Cap Stock Fund                     0.25            0.80               --          1.05
Templeton Foreign Fund -- Class A(4)                   0.25            0.80            (0.25)         0.80
Vanguard LifeStrategy Conservative Growth Fund         0.25            0.80               --          1.05
Vanguard LifeStrategy Growth Fund                      0.25            0.80               --          1.05
Vanguard LifeStrategy Moderate Growth Fund             0.25            0.80               --          1.05
Vanguard Long-Term Corporate Fund(5)                   0.25            0.80            (0.25)         0.80
Vanguard Long-Term Treasury Fund(5)                    0.25            0.80            (0.25)         0.80
Vanguard Wellington Fund                               0.25            0.80               --          1.05
Vanguard Windsor II Fund                               0.25            0.80               --          1.05

--------------------------------------------------------------------------------

FUND ANNUAL EXPENSES
(as a percentage of net assets):

                                                                                OTHER          TOTAL FUND
                                                      MANAGEMENT               EXPENSES         EXPENSES
                                                      FEES (AFTER   12B-1   (AFTER EXPENSE   (AFTER EXPENSE
                        FUND                          FEE WAIVER)   FEES      WAIVER)(6)        WAIVER)
                        ----                          -----------   -----   --------------   --------------
AGSPC Asset Allocation Fund(8)                            0.50%       --         0.07%            0.57%
AGSPC Capital Conservation Fund                           0.50        --         0.10             0.60
AGSPC Government Securities Fund                          0.50        --         0.09             0.59
AGSPC Growth Fund                                         0.80        --         0.06             0.86
AGSPC Growth & Income Fund                                0.75        --         0.07             0.82
AGSPC International Equities Fund                         0.35        --         0.08             0.43
AGSPC International Government Bond Fund                  0.50        --         0.07             0.57
AGSPC MidCap Index Fund                                   0.31        --         0.07             0.38
AGSPC Money Market Fund                                   0.50        --         0.07             0.57
AGSPC Science & Technology Fund                           0.90        --         0.06             0.96
AGSPC Small Cap Index Fund                                0.35        --         0.06             0.41
AGSPC Social Awareness Fund                               0.50        --         0.07             0.57
AGSPC Stock Index Fund                                    0.26        --         0.06             0.32
American Century Ultra Fund(11)                           1.00        --           --             1.00
American General Balanced Fund(9)                         0.78        --         0.02             0.80
American General Conservative Growth Lifestyle
  Fund(10)                                                0.10        --           --             0.10
American General Core Bond Fund(9)                        0.50        --         0.30             0.80
American General Domestic Bond Fund(9)                    0.59        --         0.18             0.77
American General Growth Lifestyle Fund(10)                0.10        --           --             0.10
American General High Yield Bond Fund(9)                  0.69        --         0.29             0.98
American General International Growth Fund(9)             0.88        --         0.25             1.13
American General International Value Fund(9)              0.97        --         0.04             1.01
American General Large Cap Growth Fund(9)                 0.52        --         0.29             0.81
American General Large Cap Value Fund(9)                  0.49        --         0.31             0.80
American General Mid Cap Growth Fund(9)                   0.63        --         0.14             0.77
American General Mid Cap Value Fund(9)                    0.74        --         0.29             1.03
American General Moderate Growth Lifestyle Fund(10)       0.10        --           --             0.10
American General Money Market Fund(9)                     0.24        --         0.30             0.54
American General Small Cap Growth Fund(9)                 0.81        --         0.30             1.11
American General Small Cap Value Fund(9)                  0.74        --         0.22             0.96
American General Socially Responsible Fund(9)             0.25        --         0.30             0.55
American General Strategic Bond Fund(9)                   0.59        --         0.29             0.88
Dreyfus Founders Growth Fund                              0.67      0.25%        0.16             1.08
Dreyfus Variable Investment Fund --
  Small Cap Portfolio                                     0.75        --         0.03             0.78
Evergreen Equity Trust
  Evergreen Growth and Income Fund -- Class A             0.89      0.25         0.29             1.43
  Evergreen Small Cap Value Fund -- Class A(11)           1.00      0.25         0.42             1.67
  Evergreen Value Fund -- Class A                         0.50      0.25         0.25             1.00
Franklin Templeton Variable Insurance Products
  Trust(11)
  Templeton Asset Strategy Fund -- Class 1(12)            0.60        --         0.18             0.78
  Templeton International Securities Fund -- Class
    1(13)                                                 0.69        --         0.19             0.88
Neuberger Berman Guardian Trust(7)(11)                    0.84        --         0.04             0.88
Putnam Global Growth Fund -- Class A Shares               0.63      0.25         0.22             1.10
Putnam New Opportunities Fund -- Class A Shares           0.48      0.25         0.20             0.93
Putnam OTC & Emerging Growth Fund -- Class A Shares       0.55      0.25         0.18             0.98
Scudder Growth and Income Fund                            0.45        --         0.35             0.80
T. Rowe Price Small-Cap Stock Fund                        0.77        --         0.19             0.96
Templeton Foreign Fund -- Class A(11)                     0.61      0.25         0.27             1.13
Vanguard LifeStrategy Conservative Growth
  Fund(11)(14)                                            0.28        --           --             0.28
Vanguard LifeStrategy Growth Fund(11)(14)                 0.29        --           --             0.29
Vanguard LifeStrategy Moderate Growth Fund(11)(14)        0.29        --           --             0.29
Vanguard Long-Term Corporate Fund(11)                     0.28        --         0.02             0.30
Vanguard Long-Term Treasury Fund(11)                      0.25        --         0.03             0.28
Vanguard Wellington Fund(11)                              0.28        --         0.02             0.30
Vanguard Windsor II Fund(11)                              0.35        --         0.02             0.37

------------

 (1) Premium taxes are not shown here, but may be charged by some states. See:
     "Premium Tax Charge" in this prospectus.

 (2) Reductions in the surrender charge and the account maintenance fee are available if certain conditions are met. See "Reduction or Waiver of Account Maintenance Fee, Surrender, Mortality and Expense Risk Fee or Administration and Distribution Fee Charges" and "Exceptions to Surrender Charge" in this prospectus.

 (3) The mortality and expense risk fee and administration and distribution fee reflected in the Fee Table is deducted during the Purchase Period. The mortality and expense risk fee and administration and distribution fee deducted during the Payout Period is computed at an annualized rate of 0.75% to 1.25%, depending upon the Variable Account Option selected. Reductions in the mortality and expense risk fee or administration and distribution fee may be available for plan types meeting certain criteria. See "Reduction or Waiver of Account Maintenance Fee, Surrender, Mortality and Expense Risk Fee or Administration Fee Charges" in this prospectus.

 (4) For these Funds, the Total Separate Account Fee equals the VALIC Separate Account A mortality and expense risk fee plus the administration and distribution fee reduced by the Separate Account Expense Reimbursement. Pursuant to the Separate Account Expense Reimbursement the Company's charges to these Divisions are reduced by certain payments received from the underlying Fund and/or its affiliates or distributors for administrative and shareholder services provided by the Company. See "Fees and Charges -- Separate Account Expense Reimbursement" in this prospectus for more information.

 (5) For these Funds the Total Separate Account Fee equals the VALIC Separate Account A mortality and expense risk fee plus the administration and distribution fee reduced by the Separate Account Expense Reimbursement. The Separate Account Expense Reimbursement reflects a voluntary expense reimbursement made by the Company directly to the Division, which may be terminated by the Company at any time without notice.

 (6) OTHER EXPENSES includes custody, accounting, reports to shareholders, audit, legal, administrative and other miscellaneous expenses. See each Fund's prospectus for a detailed explanation of these fees.

 (7) Neuberger Berman Guardian Trust ("Trust") has identical investment objectives and policies and invests in the same portfolio as Neuberger Berman Guardian Fund ("Fund"). Both the Fund and the Trust are managed by Neuberger Berman Management Inc. ("NB"). NB voluntarily bears certain expenses of the Trust so that the Trust's expense ratio per annum will not exceed the expense ratio per annum of the Fund by more than 0.10% of the Trust's average daily net assets. This arrangement can be terminated on sixty days' notice. For this Fund, MANAGEMENT FEES include administration expenses. For the Trust's 1999 fiscal year, NB did not bear any expenses.

 (8) The AGSPC Asset Allocation Fund was formerly known as the Timed Opportunity Fund.

 (9) In the absence of management fee waiver, other expense waiver and total annual portfolio operating expense waiver, management fees, other expenses and total annual portfolio operating expenses, respectively would be:
     American General Balanced Fund, 0.78%, 1.00% and 1.78%; American General Core Bond Fund, 0.50%, 1.04% and 1.54%; American General Domestic Bond Fund, 0.59%, 1.00% and 1.59%; American General High Yield Bond Fund, 0.69%, 1.05% and 1.74%; American General International Growth Fund, 0.88%, 1.02% and 1.90%; American General International Value Fund, 0.97%, 1.00% and 1.97%; American General Large Cap Growth Fund, 0.52%, 0.92% and 1.44%; American General Large Cap Value Fund, 0.49%, 1.02% and 1.51%; American General Mid Cap Growth Fund, 0.63%, 1.01% and 1.64%; American General Mid Cap Value Fund, 0.74%, 0.99% and 1.73%; American General Money Market Fund, 0.24%, 0.99% and 1.23%; American General Small Cap Growth Fund, 0.81%, 0.97% and 1.78%; American General Small Cap Value Fund, 0.74%, 1.01% and 1.75%; and American General Socially Responsible Fund, 0.25%, 0.98% and 1.23%; and American General Strategic Bond Fund, 0.59%, 1.05% and 1.64%.

(10) Total Combined Operating Expenses based on estimated total average weighted combined operating expenses for the American General Conservative Growth Lifestyle Fund is 0.95%, for American General Growth Lifestyle Fund 1.04% and for American General Moderate Growth Lifestyle Fund 0.98%. Estimated Total Combined Operating Expenses of each American General Lifestyle Fund is based on the Total Fund Operating Expenses of the underlying AGSPC 3 Funds and the American General Lifestyle Funds, assuming each American General Lifestyle Fund's projected asset allocation among the underlying AGSPC 3 Funds is maintained.

(11) The American Century Ultra Fund was formerly known as the American
     Century -- Twentieth Century Ultra Fund. The Dreyfus Founders Growth Fund was formerly known as the Founders Growth Fund. The Evergreen Small Cap Value Fund was formerly known as the Evergreen Small Cap Equity Income Fund. The Franklin Templeton Variable Insurance Products Trust was formerly known as the Templeton Variable Products Series Fund. The Neuberger Berman Guardian Trust was formerly known as the Neuberger&Berman Guardian Trust. The Templeton Foreign Fund -- Class A was formerly known as the Templeton Foreign Fund -- Class 1. VALIC Separate Account A purchases shares of the Templeton Foreign Fund -- Class A at net asset value and without sales charges generally applicable to Class A shares. The Vanguard Long-Term Corporate Fund was formerly known as the Vanguard Fixed Income Securities Fund -- Long-Term Corporate Portfolio; the Vanguard Long-Term Treasury Fund was formerly known as the Vanguard Fixed Income Securities
     Fund -- Long-Term U.S. Treasury Portfolio; the Vanguard LifeStrategy Conservative Growth Fund was formerly known as the Vanguard LifeStrategy Conservative Growth Portfolio; the Vanguard LifeStrategy Growth Fund was formerly known as the Vanguard LifeStrategy Growth Portfolio; the Vanguard LifeStrategy Moderate Growth Fund was formerly known as the Vanguard LifeStrategy Moderate Growth Portfolio; the Vanguard Wellington Fund was formerly known as the Vanguard/Wellington Fund and the Vanguard Windsor II Fund was formerly known as the Vanguard/Windsor II Fund.

(12) On February 8, 2000, shareholders of the Templeton Asset Allocation Fund (previously offered under the Contract) approved a merger and reorganization that combined the Templeton Asset Allocation Fund with the Templeton Global Asset Allocation Fund, effective May 1, 2000. At the same time as the merger, the Templeton Asset Allocation Fund changed its name to the Templeton Asset Strategy Fund. The table shows restated total expenses for the Templeton Asset Strategy Fund based on the new fund fees and the assets of the Templeton Asset Allocation Fund as of December 31, 1999, and not the assets of the combined fund. However, if the table reflected both the new fund fees and the fund's combined assets, the fund's expenses after May 1, 2000 would be estimated as: Management Fees 0.60%, Other Expenses 0.14%, and Annual Expenses 0.74%.

(13) On February 8, 2000, shareholders of the Templeton International Fund (previously offered under the Contract) approved a merger and reorganization that combined the Templeton International Fund with the Templeton International Equity Fund, effective May 1, 2000. At the same time as the merger, the Templeton International Fund changed its name to the Templeton International Securities Fund. The table shows restated total expenses for the Templeton International Securities Fund based on the new fund fees and the assets of the Templeton International Fund as of December 31, 1999, and not the assets of the combined fund. However, if the table reflected both the new fund fees and the fund's combined assets, the fund's expenses after May 1, 2000 would be estimated as: Management Fees 0.65%, Other Expenses 0.20%, and Annual Expenses 0.85%.

(14) The Vanguard LifeStrategy Funds did not incur any expenses in fiscal year 1999. However, while the Funds are expected to operate without expenses, shareholders in the Vanguard LifeStrategy Funds bear indirectly the expenses of the underlying Vanguard Funds in which the Funds invest. The indirect expense ratios that the Vanguard LifeStrategy Conservative Growth Fund, Vanguard LifeStrategy Growth Fund and Vanguard LifeStrategy Moderate Growth Fund incurred for the year ended December 31, 1999 was 0.28%, 0.29% and 0.29%, respectively.

EXAMPLE #1 -- If you do not surrender Portfolio Director Plus at the end of the period shown or you receive Payout Payments under a Payout Option:
--------------------------------------------------------------------------------

Total Expenses. You would pay the following expenses on a $1,000 investment under a typical Portfolio Director Plus Contract without a surrender charge imposed, invested in a single Separate Account Division as listed below, assuming a 5% annual return on assets:

                                                             1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                             ------   -------   -------   --------
AGSPC Asset Allocation Division 5                             $ 14     $ 45      $ 77       $170
AGSPC Capital Conservation Division 7                           15       46        79        173
AGSPC Government Securities Division 8                          15       45        78        172
AGSPC Growth Division 15                                        17       54        92        201
AGSPC Growth & Income Division 16                               17       52        90        197
AGSPC International Equities Division 11                        13       40        70        154
AGSPC International Government Bond Division 13                 14       45        77        170
AGSPC MidCap Index Division 4                                   12       39        67        148
AGSPC Money Market Division 6                                   14       45        77        170
AGSPC Science & Technology Division 17                          18       57        98        212
AGSPC Small Cap Index Division 14                               13       40        69        152
AGSPC Social Awareness Division 12                              14       45        77        170
AGSPC Stock Index Division 10                                   12       37        64        141
American Century Ultra Division 31                              19       59       102        221
American General Balanced Division 42                           14       44        76        167
American General Conservative Growth Lifestyle Division 50       7       22        38         86
American General Core Bond Division 58                          14       44        76        167
American General Domestic Bond Division 43                      14       43        75        164
American General Growth Lifestyle Division 48                    7       22        38         86
American General High Yield Bond Division 60                    16       50        86        187
American General International Growth Division 33               17       54        93        203
American General International Value Division 34                16       51        87        190
American General Large Cap Growth Division 39                   14       44        77        168
American General Large Cap Value Division 40                    14       44        76        167
American General Mid Cap Growth Division 37                     14       43        75        164
American General Mid Cap Value Division 38                      16       51        88        193
American General Moderate Growth Lifestyle Division 49           7       22        38         86
American General Money Market Division 44                       12       36        62        138
American General Small Cap Growth Division 35                   17       54        92        201
American General Small Cap Value Division 36                    16       49        85        185
American General Socially Responsible Division 41               12       36        63        139
American General Strategic Bond Division 59                     15       46        80        176
Dreyfus Founders Growth Division 30                             19       60       104        225
Dreyfus Variable Investment Fund -- Small Cap Portfolio
  Division 18                                                   17       54        93        203
Evergreen Equity Trust
  Evergreen Growth and Income -- Class A Division 56            23       71       122        261
  Evergreen Small Cap Value -- Class A Division 55              25       78       134        285
  Evergreen Value -- Class A Division 57                        19       58       100        216
Franklin Templeton Variable Insurance Products Trust
  Templeton Asset Strategy -- Class 1 Division 19               19       59       101        219
  Templeton International Securities -- Class 1 Division 20     20       62       106        230
Neuberger Berman Guardian Trust Division 29                     17       54        93        203
Putnam Global Growth -- Class A Shares Division 28              20       61       105        227
Putnam New Opportunities -- Class A Shares Division 26          18       56        96        209
Putnam OTC & Emerging Growth -- Class A Shares Division 27      18       57        99        214
Scudder Growth and Income Division 21                           17       52        89        195
T. Rowe Price Small-Cap Stock Division 51                       21       64       110        238
Templeton Foreign -- Class A Division 32                        20       62       106        230
Vanguard LifeStrategy Conservative Growth Division 54           14       43        75        165
Vanguard LifeStrategy Growth Division 52                        14       44        76        166
Vanguard LifeStrategy Moderate Growth Division 53               14       44        76        166
Vanguard Long-Term Corporate Division 22                        12       36        63        139
Vanguard Long-Term Treasury Division 23                         11       36        62        137
Vanguard Wellington Division 25                                 14       44        76        167
Vanguard Windsor II Division 24                                 15       46        80        175

EXAMPLE #2 -- If you surrender Portfolio Director Plus at the end of the period shown:
--------------------------------------------------------------------------------

Total Expenses: You would pay the following expenses on a $1,000 investment under a typical Portfolio Director Plus Contract invested in a single Separate Account Division as listed below, assuming a 5% annual return on assets:

                                                             1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                             ------   -------   -------   --------
AGSPC Asset Allocation Division 5                             $ 61     $ 95      $127       $170
AGSPC Capital Conservation Division 7                           61       96       129        173
AGSPC Government Securities Division 8                          61       95       128        172
AGSPC Growth Division 15                                        64      103       142        201
AGSPC Growth & Income Division 16                               63      102       140        197
AGSPC International Equities Division 11                        60       90       120        154
AGSPC International Government Bond Division 13                 61       95       127        170
AGSPC MidCap Index Division 4                                   59       89       117        148
AGSPC Money Market Division 6                                   61       95       127        170
AGSPC Science & Technology Division 17                          65      106       148        212
AGSPC Small Cap Index Division 14                               59       90       119        152
AGSPC Social Awareness Division 12                              61       95       127        170
AGSPC Stock Index Division 10                                   59       87       114        141
American Century Ultra Division 31                              65      108       152        221
American General Balanced Division 42                           61       94       126        167
American General Conservative Growth Lifestyle Division 50      54       72        88         86
American General Core Bond Division 58                          61       94       126        167
American General Domestic Bond Division 43                      60       93       125        164
American General Growth Lifestyle Division 48                   54       72        88         86
American General High Yield Bond Division 60                    63       99       136        187
American General International Growth Division 33               64      104       143        203
American General International Value Division 34                63      100       137        190
American General Large Cap Growth Division 39                   61       94       127        168
American General Large Cap Value Division 40                    61       94       126        167
American General Mid Cap Growth Division 37                     60       93       125        164
American General Mid Cap Value Division 38                      63      101       138        193
American General Moderate Growth Lifestyle Division 49          54       72        88         86
American General Money Market Division 44                       58       86       112        138
American General Small Cap Growth Division 35                   64      103       142        201
American General Small Cap Value Division 36                    62       99       135        185
American General Socially Responsible Division 41               58       86       113        139
American General Strategic Bond Division 59                     62       96       130        176
Dreyfus Founders Growth Division 30                             66      110       154        225
Dreyfus Variable Investment Fund -- Small Cap Portfolio
  Division 18                                                   64      104       143        203
Evergreen Equity Trust
  Evergreen Growth and Income -- Class A Division 56            69      120       172        261
  Evergreen Small Cap Value -- Class A Division 55              72      127       184        285
  Evergreen Value -- Class A Division 57                        65      107       150        216
Franklin Templeton Variable Insurance Products Trust
  Templeton Asset Strategy -- Class 1 Division 19               65      108       151        219
  Templeton International Securities -- Class 1 Division 20     66      111       156        230
Neuberger Berman Guardian Trust Division 29                     64      104       143        203
Putnam Global Growth -- Class A Shares Division 28              66      110       155        227
Putnam New Opportunities -- Class A Shares Division 26          64      105       146        209
Putnam OTC & Emerging Growth -- Class A Shares Division 27      65      107       149        214
Scudder Growth and Income Division 21                           63      101       139        195
T. Rowe Price Small-Cap Stock Division 51                       67      113       160        238
Templeton Foreign -- Class A Division 32                        66      111       156        230
Vanguard LifeStrategy Conservative Growth Division 54           61       93       125        165
Vanguard LifeStrategy Growth Division 52                        61       94       126        166
Vanguard LifeStrategy Moderate Growth Division 53               61       94       126        166
Vanguard Long-Term Corporate Division 22                        58       86       113        139
Vanguard Long-Term Treasury Division 23                         58       86       112        137
Vanguard Wellington Division 25                                 61       94       126        167
Vanguard Windsor II Division 24                                 61       96       130        175

Note: These examples should not be considered representations of past or future expenses for VALIC Separate Account A or for any Fund. Actual expenses may be greater or less than those shown above. Similarly, the 5% annual rate of return assumed in the examples is not an estimate or guarantee of future investment performance. The purpose of the Fee Table above is to help Contract Owners and Participants understand the various expenses of VALIC Separate Account A and the Funds which are, in effect, passed on to the Contract Owners and Participants.

This Fee Table shows all charges and expenses which may be deducted from the assets of VALIC Separate Account A and from the Funds in which VALIC Separate Account A invests. For a further description of these charges and expenses, see "Fees and Charges" in this prospectus and the descriptions of fees and charges in each of the Fund's prospectuses. Any and all limitations on total charges and expenses are reflected in this Fee Table.

SUMMARY
--------------------------------------------------------------------------------

Portfolio Director Plus is VALIC's combination fixed and variable annuity that offers you a wide choice of investment options and flexibility. A summary of Portfolio Director Plus's major features is presented below. For a more detailed discussion of Portfolio Director Plus, please read the entire prospectus carefully.

FIXED AND VARIABLE OPTIONS

Portfolio Director Plus offers a choice from among 53 Variable Account Options. Depending upon the selection made by your employer's plan, if applicable, you may not be able to invest in all of the Variable Account Options described below within a single group or individual annuity contract. If your contract is a tax-deferred nonqualified annuity that is not part of your employer's retirement plan, those Variable Account Options that are invested in Mutual Funds available to the public outside of annuity contracts or life insurance contracts will not be available within your contract. If your contract is part of your employer's retirement program, that program will describe which Variable Account Options are available to you. Portfolio Director Plus also offers three Fixed Account Options. There may be certain limitations on how many investment options you may invest in at any one time.(1)
--------------------------------------------------------------------------------

             FIXED ACCOUNT
             OPTIONS
---------------------------------------------------------------------------------------------------------------------
FIXED        Fixed                  Guaranteed high current                --                     --
OPTIONS      Account Plus           interest income
             --------------------------------------------------------------------------------------------------------
             Short-Term             Guaranteed current                     --                     --
             Fixed Account          interest income
             --------------------------------------------------------------------------------------------------------
             Multi-Year Enhanced    Multi-year guaranteed interest         --                     --
             Fixed Account(1)       income
---------------------------------------------------------------------------------------------------------------------
             VARIABLE ACCOUNT       INVESTMENT
             OPTIONS                OBJECTIVE                              ADVISER                SUB-ADVISER
---------------------------------------------------------------------------------------------------------------------
INDEX        AGSPC International    Seeks long-term growth of capital      VALIC                  N/A
EQUITY       Equities Fund*         through investments primarily in a
FUNDS                               diversified portfolio of equity and
                                    equity related securities of
                                    foreign issuers that, as a group,
                                    are expected to provide investment
                                    results closely corresponding to
                                    the performance of the EAFE Index.
             --------------------------------------------------------------------------------------------------------
             AGSPC MidCap           Seeks growth of capital through        VALIC                  N/A(2)
             Index Fund(3)          investments primarily in a
                                    diversified portfolio of common
                                    stocks that, as a group, are
                                    expected to provide investment
                                    results closely corresponding to
                                    the performance of the Standard &
                                    Poor's MidCap 400(R) Index.
             --------------------------------------------------------------------------------------------------------
             AGSPC Small Cap        Seeks growth of capital through        VALIC                  N/A(2)
             Index Fund(3)          investment primarily in a
                                    diversified portfolio of common
                                    stocks that, as a group, are
                                    expected to provide investment
                                    results closely corresponding to
                                    the performance of the Russell
                                    2000(R) Index.
             --------------------------------------------------------------------------------------------------------
             AGSPC Stock            Seeks long-term capital growth         VALIC                  N/A(2)
             Index Fund(3)          through investment in common stocks
                                    that, as a group, are expected to
                                    provide investment results closely
                                    corresponding to the performance of
                                    the Standard & Poor's 500 Stock
                                    Index(R).
---------------------------------------------------------------------------------------------------------------------
ACTIVELY     AGSPC Growth           Seeks long-term growth of capital      VALIC                  Wellington
MANAGED      Fund*                  through investment primarily in                               Management Company,
EQUITY                              equity securities.                                            LLP(4)
FUNDS
             --------------------------------------------------------------------------------------------------------
             AGSPC Growth &         Seeks long-term growth of capital      VALIC                  N/A
             Income Fund*           and, secondarily, current income
                                    through investment in common stocks
                                    and equity-related securities.
             --------------------------------------------------------------------------------------------------------
             American Century       Seeks capital growth through           American Century       N/A
             Ultra Fund             investments primarily in common        Investment Management,
                                    stocks that are considered to have     Inc.
                                    better-than-average prospects for
                                    appreciation.
             --------------------------------------------------------------------------------------------------------
             American General       Seeks long-term capital                VALIC                  Jacobs Asset
             International          appreciation by investing in equity                           Management
             Growth                 securities of non-U.S. companies,
             Fund**                 the majority of which are expected
                                    to be in developed markets. The
                                    Fund may invest across the
                                    capitalization spectrum, although
                                    it intends to emphasize smaller
                                    capitalization stocks.
---------------------------------------------------------------------------------------------------------------------

*  A series of American General Series Portfolio Company ("AGSPC").
** A series of American General Series Portfolio Company 3 ("AGSPC 3").
(1) This Fixed Account Option is also referred to in this prospectus as the Market Value Adjustment ("MVA") Option. For purposes of this limitation, each MVA Band under the Multi-Year Enhanced Fixed Option will count as a separate investment option. An MVA Band is established for each separate investment for a new guarantee period. The minimum allocation to an MVA Band, as described in the Contract, may be changed from time to time by the Company. Availability of this option is subject to regulatory approval within the state in which your Contract is issued. It may not be available under your Contract. See MVA Option herein.
(2) Bankers Trust Company ("Bankers Trust") previously served as sub-adviser to the AGSPC MidCap Index Fund, the AGSPC Small Cap Index Fund and the AGSPC Stock Index Fund. VALIC re-assumed direct management of each Fund's investment portfolio on October 1, 1999. Relative to the American General Small Cap Value Fund, VALIC re-assumed that portion of the investment portfolio previously managed by Bankers Trust as one of two sub-advisers to the Fund.
(3) "Standard & Poor's(R)", "S&P(R)", "S&P 500(R)" and "S&P MidCap 400(R)" are trademarks of Standard and Poor's ("S&P"). AGSPC MidCap Index Fund and AGSPC Stock Index Fund are not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation regarding the advisability of investing in those Funds. The Russell 2000(R) Index is a trademark/servicemark of Frank Russell Trust Company. Russell(TM) is a trademark of the Frank Russell Company.
(4) Wellington Management Company, LLP replaced T. Rowe Price Associates, Inc. as sub-adviser to the Fund effective September 1, 1999. The investment objective was also changed at that time.

--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
             VARIABLE ACCOUNT       INVESTMENT
             OPTIONS                OBJECTIVE                              ADVISER                SUB-ADVISER
---------------------------------------------------------------------------------------------------------------------
             American General       Seeks growth of capital and future     VALIC                  Capital Guardian
             International Value    income through investments                                    Trust Company
             Fund**                 primarily in securities of non-U.S.
                                    issuers and securities whose
                                    principal markets are outside of
                                    the United States.
             --------------------------------------------------------------------------------------------------------
             American General       Seeks long-term growth of capital      VALIC                  Goldman Sachs Asset
             Large Cap Growth       through a broadly diversified                                 Management
             Fund**                 portfolio of equity securities of
                                    large cap U.S. issuers that are
                                    expected to have better prospects
                                    for earnings growth than the growth
                                    rate of the general domestic
                                    economy. Dividend income is a
                                    secondary objective.
             --------------------------------------------------------------------------------------------------------
             American General       Seeks total returns that exceed        VALIC                  State Street Bank &
             Large Cap Value        over time the Russell 1000(R) Value                           Trust Company/State
             Fund**(3)              Index through investments in equity                           Street Global
                                    securities.                                                   Advisors
             --------------------------------------------------------------------------------------------------------
             American General       Seeks capital appreciation             VALIC                  Brown Capital
             Mid Cap Growth         principally through investments in                            Management Inc.
             Fund**                 medium capitalization equity
                                    securities, such as common and
                                    preferred stocks and securities
                                    convertible into common stocks.
                                    Current income is a secondary
                                    objective.
             --------------------------------------------------------------------------------------------------------
             American General       Seeks capital growth through           VALIC                  Neuberger Berman
             Mid Cap Value          investment in equity securities of                            Management Inc.
             Fund**                 medium capitalization companies
                                    using a value-oriented investment
                                    approach.
             --------------------------------------------------------------------------------------------------------
             American General       Seeks long-term growth from a          VALIC                  JP Morgan
             Small Cap Growth       portfolio of equity securities of                             Investment
             Fund**                 small capitalization growth                                   Management Inc.
                                    companies.
             --------------------------------------------------------------------------------------------------------
             American General       Seeks maximum long-term return,        VALIC                  Fiduciary
             Small Cap Value        consistent with reasonable risk to                            Management
             Fund**                 principal by investing primarily in                           Associates, Inc.(2)
                                    equity securities of small
                                    capitalization companies in terms
                                    of revenues and/or market
                                    capitalization.
             --------------------------------------------------------------------------------------------------------
             Dreyfus Founders       Seeks long-term growth of capital      Founders               N/A
             Growth                 by investing primarily in common       Asset
             Fund                   stocks of well-established,            Management LLC
                                    high-quality growth companies.
             --------------------------------------------------------------------------------------------------------
             Dreyfus Variable       Seeks to maximize capital              The Dreyfus            N/A
             Investment Fund --     appreciation by investing at least     Corporation
             Small                  65% of its assets in the common
             Cap Portfolio          stock of U.S. and foreign
                                    companies. The portfolio focuses on
                                    small-cap companies with total
                                    market values of less than $1.5
                                    billion.
             --------------------------------------------------------------------------------------------------------
             Evergreen Growth       Seeks capital growth in the value      Evergreen Asset        N/A
             and Income Fund --     of its shares by investing in the      Management Corp.
             Class A***             securities of companies which are
                                    temporarily undervalued in the
                                    marketplace but display
                                    characteristics of growth such as
                                    high return on investment and
                                    competitive advantage in their
                                    industry.
             --------------------------------------------------------------------------------------------------------
             Evergreen Small Cap    Seeks current income and capital       Evergreen Asset        N/A
             Value Fund -- Class    growth in the value of its shares      Management Corp.
             A***                   by investing in common stocks of
                                    small U.S. companies (less than $1
                                    billion in market capitalization).
             --------------------------------------------------------------------------------------------------------
             Evergreen Value        Seeks long-term capital growth with    Evergreen Investment   N/A
             Fund -- Class A***     current income as a secondary          Management
                                    objective by investing at least 75%
                                    of its assets in common stocks of
                                    medium and large-cap U.S. companies
                                    with prospects for earning growth
                                    and dividends.
             --------------------------------------------------------------------------------------------------------
             Neuberger Berman       Seeks capital appreciation and,        Neuberger Berman       Neuberger
             Guardian Trust         secondarily, current income by         Management Inc.        Berman, LLC
                                    investing primarily in common
                                    stocks of large-capitalization
                                    companies.
---------------------------------------------------------------------------------------------------------------------

**   A series of AGSPC 3.
***  A series of Evergreen Equity Trust.
(2) Bankers Trust Company ("Bankers Trust") previously served as sub-adviser to the AGSPC MidCap Index Fund, the AGSPC Small Cap Index Fund and the AGSPC Stock Index Fund. VALIC re-assumed direct management of each Fund's investment portfolio on October 1, 1999. Relative to the American General Small Cap Value Fund, VALIC re-assumed that portion of the investment portfolio previously managed by Bankers Trust as one of two sub-advisers to the Fund.
(3) The Russell 1000(R) Value Index is a trademark/servicemark of Frank Russell Trust Company. Russell(TM) is a trademark of the Frank Russell Company.

--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
             VARIABLE ACCOUNT       INVESTMENT
             OPTIONS                OBJECTIVE                              ADVISER                SUB-ADVISER
---------------------------------------------------------------------------------------------------------------------
             Putnam Global          Seeks capital appreciation. Current    Putnam Investment      N/A
             Growth                 income is only an incidental           Management Inc.
             Fund -- Class A        consideration in selecting
             Shares                 investments for the Fund. The Fund
                                    is designed for investors, seeking
                                    above-average capital growth
                                    potential through a globally
                                    diversified portfolio of common
                                    stocks. Dividend and interest
                                    income is only an incidental
                                    consideration.
             --------------------------------------------------------------------------------------------------------
             Putnam New             Seeks long-term capital                Putnam Investment      N/A
             Opportunities          appreciation. Current income is        Management Inc.
             Fund -- Class A        only an incidental consideration.
             Shares                 The Fund invests principally in
                                    common stocks of companies in
                                    sectors of the economy which the
                                    Fund's investment adviser believes
                                    possess above-average long-term
                                    growth potential.
             --------------------------------------------------------------------------------------------------------
             Putnam OTC &           Seeks capital appreciation by          Putnam Investment      N/A
             Emerging Growth        investing primarily in common          Management Inc.
             Fund -- Class A        stocks traded in the
             Shares                 over-the-counter market and common
                                    stocks, of "emerging growth"
                                    companies listed on securities
                                    exchanges. The Fund is designed for
                                    investors willing to assume
                                    above-average risk in return for
                                    above average capital growth
                                    potential.
             --------------------------------------------------------------------------------------------------------
             Scudder Growth         Seeks long-term growth of capital,     Scudder Kemper         N/A
             and Income Fund        current income and growth of income    Investments, Inc.
                                    by investing primarily in common
                                    stocks, preferred stocks, and
                                    securities convertible into common
                                    stocks of companies which offer the
                                    prospect for growth of earning
                                    while paying current dividends.
             --------------------------------------------------------------------------------------------------------
             T. Rowe Price          Seeks long-term capital growth         T. Rowe Price          N/A
             Small-Cap Stock        through investments primarily in       Associates, Inc.
             Fund                   stocks of small to medium-sized
                                    companies.
             --------------------------------------------------------------------------------------------------------
             Templeton Foreign      Seeks long-term capital growth by      Templeton Global       N/A
             Fund -- Class A        investing primarily in the equity      Advisors Limited
                                    securities of companies outside the
                                    United States, including emerging
                                    markets.
             --------------------------------------------------------------------------------------------------------
             Templeton              Seeks to achieve long-term capital     Templeton Investment   N/A
             International          growth by investing primarily in       Counsel, Inc.
             Securities Fund --     stocks of companies outside the
             Class 1****            United States, including emerging
                                    markets.
             --------------------------------------------------------------------------------------------------------
             Vanguard               Seeks to provide long-term growth      Vanguard               N/A
             Windsor II Fund        of capital by investing mainly in
                                    the equity securities of large and
                                    medium-size companies whose stocks
                                    are considered by the Fund's
                                    advisers to be undervalued and out
                                    of favor with investors. The Fund's
                                    secondary objective is to provide
                                    some dividend income.
---------------------------------------------------------------------------------------------------------------------
BALANCED     American General       Seeks balanced accomplishment of       VALIC                  Capital Guardian
FUNDS        Balanced Fund**        (i) conservation of principal and                             Trust Company
                                    (ii) long-term growth of capital
                                    and income through investment in
                                    fixed income and equity securities.
             --------------------------------------------------------------------------------------------------------
             Vanguard Wellington    Seeks to conserve capital and          Wellington             N/A
             Fund                   provide moderate long-term growth      Management
                                    in capital and income by investing     Company, LLP
                                    approximately 60% to 70% of its
                                    assets in dividend-paying stocks of
                                    established, large- and
                                    medium-sized companies that, in the
                                    adviser's opinion, are undervalued
                                    but whose prospects are improving.
                                    The remaining 30% to 40% of assets
                                    are invested primarily in
                                    high-quality, longer-term corporate
                                    bonds with some exposure to U.S.
                                    Treasury, government agency, and
                                    mortgage-backed bonds.
---------------------------------------------------------------------------------------------------------------------
INCOME       AGSPC Capital          Seeks the highest possible total       VALIC                  N/A
FUNDS        Conservation Fund*     return consistent with preservation
                                    of capital through current income
                                    and capital gains on investments in
                                    intermediate and long-term debt
                                    instruments and other income
                                    producing securities.
---------------------------------------------------------------------------------------------------------------------
*    A series of AGSPC.
**   A series AGSPC 3.
**** A series of Franklin Templeton Variable Insurance Products Trust.

--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
             VARIABLE ACCOUNT       INVESTMENT
             OPTIONS                OBJECTIVE                              ADVISER                SUB-ADVISER
---------------------------------------------------------------------------------------------------------------------
             AGSPC Government       Seeks high current income and          VALIC                  N/A
             Securities Fund*       protection of capital through
                                    investments in intermediate and
                                    long-term U.S. Government debt
                                    securities.
             --------------------------------------------------------------------------------------------------------
             AGSPC International    Seeks high current income through      VALIC                  N/A
             Government             investments primarily in investment
             Bond Fund*             grade debt securities issued or
                                    guaranteed by foreign governments.
             --------------------------------------------------------------------------------------------------------
             American General       Seeks the highest possible total       VALIC                  American General
             Core Bond Fund**       return consistent with conservation                           Investment
                                    of capital through investment in                              Management, L.P.
                                    medium to high quality fixed income
                                    securities.
             --------------------------------------------------------------------------------------------------------
             American General       Seeks the highest possible total       VALIC                  Capital Guardian
             Domestic Bond          return consistent with conservation                           Trust Company
             Fund**                 of capital through investment
                                    primarily in investment grade fixed
                                    income securities and other income
                                    producing securities.
             --------------------------------------------------------------------------------------------------------
             American General       Seeks the highest possible total       VALIC                  American General
             High Yield Bond        return and income consistent with                             Investment
             Fund**                 conservation of capital through                               Management, L.P.
                                    investment in a diversified
                                    portfolio of high yielding high
                                    risk fixed income securities.
             --------------------------------------------------------------------------------------------------------
             American General       Seeks the highest possible total       VALIC                  American General
             Strategic Bond         return and income consistent with                             Investment
             Fund**                 conservation of capital through                               Management, L.P.
                                    investment in a diversified
                                    portfolio of income producing
                                    securities.
             --------------------------------------------------------------------------------------------------------
             Vanguard Long-Term     Seeks a high level of current          Wellington             N/A
             Corporate Fund         income consistent with the             Management
                                    maintenance of principal and           Company, LLP
                                    liquidity by investing in a
                                    diversified portfolio of investment
                                    grade corporate and Government
                                    bonds.
             --------------------------------------------------------------------------------------------------------
             Vanguard Long-Term     Seeks a high level of current          Vanguard               N/A
             Treasury Fund          income consistent with the
                                    maintenance of principal and
                                    liquidity by investing at least 85%
                                    of its total assets in long-term
                                    securities backed by the full faith
                                    and credit of the U.S. Government.
---------------------------------------------------------------------------------------------------------------------
SPECIALTY    AGSPC Science &        Seeks long-term growth of capital      VALIC                  T. Rowe Price
FUNDS        Technology             through investment primarily in the                           Associates, Inc.
             Fund*                  common stocks and equity-related
                                    securities of companies that are
                                    expected to benefit from the
                                    development, advancement and use of
                                    science and technology.
             --------------------------------------------------------------------------------------------------------
             AGSPC Social           Seeks growth of capital through        VALIC                  N/A
             Awareness              investment, primarily in common
             Fund*                  stocks, in companies which meet the
                                    social criteria established for the
                                    Fund.
             --------------------------------------------------------------------------------------------------------
             American General       Seeks growth of capital through        VALIC                  N/A
             Socially               investment, primarily in equity
             Responsible Fund**     securities, in companies which meet
                                    the social criteria established for
                                    the Fund.
---------------------------------------------------------------------------------------------------------------------
MONEY        AGSPC Money            Seeks liquidity, protection of         VALIC                  N/A
MARKET       Market                 capital and current income through
FUNDS        Fund*                  investments in short-term money
                                    market instruments.
             --------------------------------------------------------------------------------------------------------
             American General       Seeks liquidity, protection of         VALIC                  N/A
             Money Market Fund**    capital and current income through
                                    investments in short-term money
                                    market instruments.
---------------------------------------------------------------------------------------------------------------------

*    A series of AGSPC.
**   A series AGSPC 3.

--------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------
             VARIABLE ACCOUNT       INVESTMENT
             OPTIONS                OBJECTIVE                              ADVISER                SUB-ADVISER
---------------------------------------------------------------------------------------------------------------------
LIFESTYLE    American General       Seeks current income and low to        VALIC                  N/A
FUNDS        Conservative Growth    moderate growth of capital through
             Lifestyle Fund**       investments in AGSPC 3 Funds.
             --------------------------------------------------------------------------------------------------------
             American General       Seeks growth through investments in    VALIC                  N/A
             Growth                 AGSPC 3 Funds.
             Lifestyle Fund**
             --------------------------------------------------------------------------------------------------------
             American General       Seeks growth and current income        VALIC                  N/A
             Moderate Growth        through investments in AGSPC 3
             Lifestyle Fund**       Funds.
             --------------------------------------------------------------------------------------------------------
             Vanguard               Seeks current income and               Vanguard               N/A
             LifeStrategy           low-to-moderate growth of capital
             Conservative           by investing in a relatively fixed
             Growth Fund            combination of other Vanguard
                                    funds.
             --------------------------------------------------------------------------------------------------------
             Vanguard               Seeks growth of capital by             Vanguard               N/A
             LifeStrategy Growth    investing in a relatively fixed
             Fund                   combination of other Vanguard
                                    funds.
             --------------------------------------------------------------------------------------------------------
             Vanguard               Seeks growth of capital and a          Vanguard               N/A
             LifeStrategy           reasonable level of current income
             Moderate Growth        by investing in a relatively fixed
             Fund                   combination of other Vanguard
                                    funds.
---------------------------------------------------------------------------------------------------------------------
ASSET        AGSPC Asset            Seeks maximum aggregate rate of        VALIC                  N/A
ALLOCATION   Allocation Fund*       return over the long-term through
FUNDS                               controlled investment risk by
                                    adjusting its investment mix among
                                    stocks, long-term debt securities
                                    and short-term money market
                                    securities.
             --------------------------------------------------------------------------------------------------------
             Templeton Asset        Seeks a high level of total return     Templeton Investment   N/A
             Strategy               by investing in the following          Counsel, Inc.
             Fund -- Class 1****    market segments: stocks and bonds
                                    of any nation, including emerging
                                    markets, and money market
                                    instruments.
---------------------------------------------------------------------------------------------------------------------


*    A series of AGSPC.
**   A series of AGSPC 3.
**** A series of Franklin Templeton Variable Insurance Products Trust.

--------------------------------------------------------------------------------

A detailed description of the investment objective of each Mutual Fund can be found in the section of the prospectus entitled "Variable Account Options," and also in the current prospectus for each Fund mentioned.

INTEREST GUARANTEED DEATH
BENEFIT

Portfolio Director Plus offers a death benefit with an interest guarantee when death occurs prior to your reaching age 70.

This contract provision is not available in some states.

LOANS

Portfolio Director Plus offers a tax-free loan provision for tax-qualified contracts that gives you access to your money in either of the Fixed Account Options, subject to a minimum loan amount of $1,000. The availability of loans is subject to government regulations, as well as your employer's plan provisions.

Keep in mind that tax laws place restrictions on withdrawals (i.e., loans which are not repaid) if made prior to age 59 1/2.

TRANSFERS

There is no charge to transfer the money in your account among Portfolio Director Plus's investment options. You may transfer your Account Values between Variable Account Options at any time during the Purchase Period.

Your Account Value in the Short-Term Fixed Account must remain there for at least 90 days before it can be transferred to other investment options. In Fixed Account Plus, up to 20% of your Account Value may be transferred during each contract year to other investment options.

Amounts invested in an MVA Option may be transferred to another investment option at the end of an MVA term without application of a market value adjustment.

Once you begin receiving payments from your account (called the Payout Period), you may still transfer funds among Variable Account Options once each contract year.

Transfers can be made by calling VALIC's toll-free transfer service at 1-800-621-7792. For more information on account transfers, see the "Transfers Between Investment Options" section in the prospectus.

FEES AND CHARGES

ACCOUNT MAINTENANCE FEE

If any of your account is invested in Variable Account Options, a quarterly account maintenance fee of $3.75 is charged to your account. If you invest only in Fixed Account Options during a calendar quarter no account maintenance fee is assessed. Reductions in the account maintenance fee may be available if certain conditions are met.

SURRENDER CHARGE

Under some circumstances a surrender charge is made to your account. These situations are discussed in detail in the section of the prospectus entitled "Fees and Charges -- Surrender Charge." When this happens the surrender charge is computed in two ways and you are charged whichever amount is less. The first amount is simply 5% of whatever amount you have withdrawn. The second amount is 5% of the contributions you made to your account during the last 60 months.

Withdrawals from an MVA Option prior to the end of the applicable MVA term will also be subject to a market value adjustment unless an exception applies. This may increase or reduce the amount withdrawn. However, the market value adjustment will not reduce the amount invested in the MVA Option below the guaranteed amount.

Withdrawals are always subject to your plan provisions and federal tax restrictions, which generally include a tax penalty on withdrawals made prior to age 59 1/2.

PREMIUM TAX CHARGE

Premium taxes ranging from zero to 3 1/2% are currently imposed by certain states and municipalities on Purchase Payments made under the contract.

SEPARATE ACCOUNT CHARGES

Depending on the Variable Account Option you choose you may incur a mortality and expense risk fee and an administration and distribution fee computed at an aggregate annualized rate of 0.55% to 1.05% during the Purchase Period and 0.75% to 1.25% during the Payout Period on the average daily net asset value of VALIC Separate Account A. Reductions in the mortality and expense risk fee and administration and distribution fee may be available for plan types meeting certain criteria.

To learn more about the
INTEREST GUARANTEED DEATH
BENEFIT, refer to the section
in the prospectus entitled
"Death Benefits."

More information on FEES
may be found in the
prospectus under the
headings "FEES AND
CHARGES" and "FEE TABLE."

For a more detailed
discussion of these income
tax provisions, see the
"FEDERAL TAX MATTERS"
section of the prospectus and
of the Statement of Additional
Information.

For more information on
PURCHASE PAYMENTS, refer
to the "Purchase Period"
section of the prospectus.

--------------------------------------------------------------------------------

FUND ANNUAL EXPENSE CHARGE

A daily charge based on a percentage of each Fund's average daily net asset value is payable by each Fund to its investment adviser. In addition to the management fees, each Fund incurs other operating expenses which may vary.

Since some of these fees may not apply to your contract, consult your VALIC Retirement Plan Specialist to see how these provisions apply to you.

SEPARATE ACCOUNT EXPENSE REIMBURSEMENT

The Company may, in its discretion, reimburse to certain Divisions some or all of the fees it receives from the Mutual Fund or its affiliate or distributor for providing the Mutual Fund administrative and shareholder services. In addition, the Company currently reimburses certain Divisions a portion of the Company's administration and distribution fee for providing Variable Account Options. Such reimbursement arrangements are voluntary. For more information as to which Variable Account Options have a Separate Account Expense
Reimbursement see the Fee Table.

PAYOUT OPTIONS

When you withdraw your money, you can select from several payout options: a lifetime annuity (which guarantees payment for as long as you live), periodic withdrawals and systematic withdrawals. More information on payout options can be found in the "Payout Period" section of the prospectus.

FEDERAL TAX INFORMATION

Although deferred annuity contracts such as Portfolio Director Plus can be purchased with after-tax dollars, they are primarily used in connection with retirement programs which receive favorable tax treatment under federal law.

PURCHASE REQUIREMENTS

Purchase Payments may be made at any time and in any amount, subject to plan limitations. The minimum amount to establish a new Multi-Year Enhanced Fixed Option guarantee period (MVA Band), as described in the Contract, may be changed from time to time by the Company.

SELECTED PURCHASE UNIT DATA
--------------------------------------------------------------------------------

                                          DECEMBER 31, 1999         JANUARY 4, 1999        DECEMBER 31, 1998
                                       ------------------------   -------------------   ------------------------   SEPTEMBER 22,
                                        PURCHASE                  PURCHASE   PURCHASE    PURCHASE                       1998
                                          UNITS       PURCHASE     UNITS       UNIT        UNITS       PURCHASE       PURCHASE
                                        IN FORCE     UNIT VALUE   IN FORCE   VALUE(1)    IN FORCE     UNIT VALUE   UNIT VALUE(1)
                                       -----------   ----------   --------   --------   -----------   ----------   --------------
AGSPC Asset Allocation Division 5.....     673,135   $4.303891       --          --          31,350   $3.882024     $  3.497989
AGSPC Capital Conservation Division
  7...................................      95,480   $2.112183       --          --              --   $2.138060     $  2.098635
AGSPC Government Securities Division
  8...................................     243,537   $2.087744       --          --              --   $2.164605     $  2.149706
AGSPC Growth Division 15..............   8,377,232   $2.608476       --          --       4,324,799   $2.448443     $  1.938540
AGSPC Growth & Income Division 16.....     660,621   $2.704358       --          --              --   $2.219368     $  1.786564
AGSPC International Equities Division
  11..................................     348,851   $1.898106       --          --              --   $1.481352     $  1.226638
AGSPC International Government Bond
  Division 13.........................   1,058,856   $1.634588       --          --         408,156   $1.751922     $  1.675623
AGSPC MidCap Index Division 4(2)......     523,908   $5.590887       --          --              --   $5.183213     $  4.059808
AGSPC Money Market Division 6.........   9,613,663   $1.856681       --          --       5,325,479   $1.786658     $  1.766523
AGSPC Science & Technology Division
  17..................................  11,744,052   $6.462689       --          --       3,228,389   $3.241847     $  2.224499
AGSPC Small Cap Index Division 14.....     522,127   $2.558263       --          --          58,825   $2.125983     $  1.824939
AGSPC Social Awareness Division 12....   3,028,346   $4.502622       --          --       1,218,871   $3.825649     $  3.189972
AGSPC Stock Index Division 10.........  18,855,858   $5.830950       --          --       6,859,835   $4.875028     $  4.055730
American Century Ultra Division 31....  20,827,045   $2.437771       --          --       8,116,612   $1.737734     $  1.415646
American General Balanced Division
  42..................................      38,339   $1.326598       --          --              --   $1.170920     $  1.021530
American General Conservative Growth
  Lifestyle Division 50...............     246,969   $1.310337       --          --              --   $1.162825     $  1.025529
American General Core Bond Division
  58..................................      10,700   $1.012353       --          --              --   $1.029846     $  1.012533
American General Domestic Bond
  Division 43.........................          --   $1.007290       --          --              --   $1.045141     $  1.017530
American General Growth Lifestyle
  Division 48.........................      46,149   $1.542278       --          --              --   $1.193346     $  1.014536
American General High Yield Bond
  Division 60.........................       2,397   $1.078842       --          --              --   $1.053808     $  1.000539
American General International Growth
  Division 33.........................       5,641   $1.639279       --          --              --   $1.052437     $  0.941565
American General International Value
  Division 34.........................     177,255   $1.920710       --          --              --   $1.150676     $  0.945563
American General Large Cap Growth
  Division 39.........................      95,862   $1.671932       --          --              --   $1.241613     $  1.011535
American General Large Cap Value
  Division 40.........................         221   $1.306351       --          --              --   $1.247414     $  1.070508
American General Mid Cap Growth
  Division 37.........................       1,244   $1.426935       --          --              --   $1.348594     $  1.069509
American General Mid Cap Value
  Division 38.........................     142,103   $1.525696       --          --              --   $1.255563     $  1.049518
American General Moderate Growth
  Lifestyle Division 49...............     213,355   $1.401340       --          --              --   $1.186235     $  1.025530
American General Money Market Division
  44..................................   1,844,830   $1.056406       --          --              --   $1.013993     $  1.002447
American General Small Cap Growth
  Division 35.........................     119,661   $2.278700       --          --              --   $1.350262     $  1.075508
American General Small Cap Value
  Division 36.........................         232   $1.083393       --          --              --   $1.166035     $  1.035526
American General Socially Responsible
  Division 41.........................     106,148   $1.501310       --          --              --   $1.278609     $  1.065511
American General Strategic Bond
  Division 59.........................          --   $1.084842       --          --              --   $1.050579     $  1.011533
Dreyfus Founders Growth Division 30...  16,160,159   $2.252548       --          --       7,720,189   $1.633282     $  1.368506
Dreyfus Variable Investment Fund
  Small Cap Portfolio Division 18.....   2,046,085   $2.089527       --          --              --   $1.712073     $  1.429642
Evergreen Equity Trust
  Evergreen Growth and Income Division
    56................................       5,326   $1.135195       --       $1.00              --          --              --
  Evergreen Small Cap Value Division
    55................................          --   $0.997510       --       $1.00              --          --              --
  Evergreen Value Division 57.........          --   $1.036194       --       $1.00              --          --              --
Franklin Templeton Variable Insurance
  Products Trust
  Templeton Asset Strategy -- Class 1
    Division 19(3)....................     485,669   $2.102090       --          --              --   $1.728553     $  1.429596
  Templeton International Securities
    -- Class 1 Division 20(4).........   2,084,490   $2.105759       --          --              --   $1.721198     $  1.484376
Neuberger Berman Guardian Trust
  Division 29.........................   1,406,229   $1.471857       --          --       1,012,671   $1.368269     $  1.144758
Putnam Global Growth -- Class A
  Division 28.........................  11,313,375   $2.530785       --          --       6,153,771   $1.549587     $  1.266657
Putnam New Opportunities -- Class A
  Division 26.........................  19,231,737   $2.414279       --          --      10,725,927   $1.434946     $  1.124122
Putnam OTC & Emerging Growth -- Class
  A Division 27.......................   6,570,152   $2.471391       --          --       3,092,839   $1.098295     $  0.859512
Scudder Growth and Income Division
  21..................................   6,357,461   $1.623952       --          --       4,494,004   $1.542160     $  1.378514
T. Rowe Price Small-Cap Stock Division
  51..................................     249,245   $1.296356       --          --              --   $1.141641     $  1.028606
Templeton Foreign -- Class A Division
  32..................................   8,660,425   $1.617785       --          --       5,437,288   $1.094954     $  0.944980
Vanguard LifeStrategy Conservative
  Growth Division 54..................     375,819   $1.156739       --          --              --   $1.084591     $  1.023206
Vanguard LifeStrategy Growth Division
  52..................................   1,468,333   $1.356289       --          --              --   $$1.168716    $  1.032908
Vanguard LifeStrategy Moderate Growth
  Division 53.........................   2,152,244   $1.248092       --          --              --   $1.126506     $  1.023505
Vanguard Long-Term Corporate Division
  22..................................   4,060,325   $1.220562       --          --       2,949,044   $1.312731     $  1.294131
Vanguard Long-Term Treasury Division
  23..................................   7,578,662   $1.222216       --          --       3,682,809   $1.349397     $  1.340270
Vanguard Wellington Division 25.......  28,195,817   $1.580569       --          --      19,636,072   $1.529797     $  1.423024
Vanguard Windsor II Division 24.......  20,846,053   $1.606241       --          --      13,800,156   $1.723020     $  1.509170

------------

(1) Purchase Unit Value At Date Of Inception.

(2) Effective October 1, 1991, the Fund underlying this Division changed its name from the Capital Accumulation Fund to the MidCap Index Fund and amended its investment objective, investment program and investment restrictions accordingly. Historical purchase unit values prior to October 1, 1991 reflect investment experience before these changes.

(3) Effective May 1, 2000 the Templeton Asset Allocation Fund merged with the Templeton Global Asset Allocation Fund. At the same time as the merger, the Templeton Asset Allocation Fund changed its name to the Templeton Asset Strategy Fund. Accordingly, the Templeton Asset Allocation Fund Division 19 was renamed the Templeton Asset Strategy Fund Division 19. The Selected Purchase Unit Data for the Division through December 31, 1999, reflects units of the Templeton Asset Allocation Fund Division 19.

(4) Effective May 1, 2000 the Templeton International Fund merged with the Templeton International Equity Fund. At the same time as the merger, the Templeton International Fund changed its name to the Templeton International Securities Fund. Accordingly, the Templeton International Fund Division 20 was renamed the Templeton International Securities Fund Division 20. The Selected Purchase Unit Data for the Division through December 31, 1999, reflects units of the Templeton International Fund Division 20.

Financial statements of VALIC Separate Account A are included in the Statement of Additional Information, which is available upon request. Purchase units shown are for a Purchase Unit outstanding throughout the year under a representative contract of the type invested in each column shown. The unit value of each Division of VALIC Separate Account A will not be the same on any given day as the net asset value per share of the underlying Fund of the Series Company and the other mutual fund portfolios described in this prospectus in which that Division invests. This is because each unit value consists of the underlying share's net asset value minus the charges to VALIC Separate Account A. In addition, dividends declared by the underlying Fund are reinvested by the Division in additional shares. These distributions have the effect of reducing the value of each share of the Fund and increasing the number of Fund shares outstanding. However, the total cash value in VALIC Separate Account A does not change as a result of such distributions.

GENERAL INFORMATION
--------------------------------------------------------------------------------

ABOUT PORTFOLIO DIRECTOR PLUS

Portfolio Director Plus was developed to help you save money for your retirement. It offers you a combination of fixed and variable investment options that you can invest in to help you reach your retirement savings goals. Your contributions to Portfolio Director Plus can come from different sources, like payroll deductions or money transfers. Your retirement savings process with Portfolio Director Plus will involve two stages: the Purchase Period; and the Payout Period. The first is when you make contributions into Portfolio Director Plus called "Purchase Payments." The second, is when you receive your retirement payouts. For more information, see "Purchase Period" and "Payout Period" in this prospectus.

You may choose, depending upon your retirement savings goals, your personal risk tolerances, and your retirement plan, to invest in the Fixed Account Options and/or the Variable Account Options described in this prospectus. When you decide to retire, or otherwise withdraw your money, you can select from a wide array of payout options including both fixed and variable payments. In addition, this prospectus will describe for you all fees and charges that may apply to your participation in Portfolio Director Plus.

ABOUT VALIC

We were originally organized on December 21, 1955 as The Variable Annuity Life Insurance Company of America, located in Washington, D.C. We re-organized in the State of Texas on August 20, 1968, as The Variable Annuity Life Insurance Company. Our main business is issuing and offering fixed and variable retirement annuity contracts, like Portfolio Director Plus. Our principal offices are located at 2929 Allen Parkway, Houston, Texas 77019. We have Regional Offices throughout the United States.

VALIC is a member of the American General Corporation group of companies. Members of the American General Corporation group of companies operate in each of the 50 states, the District of Columbia, and Canada and collectively provide financial services with activities heavily weighted toward insurance.

VALIC is a member of the Insurance Marketplace Standards Association (IMSA). IMSA is a voluntary membership organization created by the life insurance industry to promote ethical market conduct for individual life insurance and annuity products. VALIC's membership in IMSA applies to VALIC only and not its products or affiliates.

ABOUT VALIC SEPARATE ACCOUNT A

When you direct money to Portfolio Director Plus's Variable Account Options, you will be sending that money through VALIC's Separate Account A. You do not invest directly in the Mutual Funds made available in Portfolio Director Plus. VALIC's Separate Account A invests in the Mutual Funds on behalf of your account. VALIC Separate Account A is made up of what we call "Divisions." Fifty-three Divisions are available and represent the Variable Account Options in Portfolio Director Plus. Each of these Divisions invests in a different Mutual Fund made available through Portfolio Director Plus. For example, Division Ten represents and invests in the AGSPC Stock Index Fund. The earnings (or losses) of each Division are credited to (or charged against) the assets of that Division, and do not affect the performance of the other Divisions of VALIC Separate Account A.

VALIC established Separate Account A on July 25, 1979 under Texas insurance law to allow you to be able to invest in a number of Variable Account Options available in Portfolio Director Plus. VALIC Separate Account A is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 ("Act"). Units of interest in VALIC Separate Account A are registered as securities under the Securities Act of 1933.

VALIC Separate Account A is administered and accounted for as part of VALIC's business operations. However, the income, capital gains or capital losses, whether or not realized of each Division of VALIC Separate Account A are credited to or charged against the assets held in that Division without regard to the income, capital gains or capital losses of any other Division or arising out of any other business the Company may conduct. In accordance with the terms of Portfolio Director Plus, VALIC Separate Account A may not be charged with the liabilities of any other VALIC operation. As stated in Portfolio Director Plus, the Texas Insurance Code requires that the assets of VALIC Separate Account A attributable to Portfolio Director Plus be held exclusively for the benefit of the

MUTUAL FUND OR FUND --
the investment portfolio(s)
of a registered open-end
management investment
company, which serves as
the underlying investment
vehicle for each Division
represented in VALIC
Separate Account A.

For more information about
VALIC, see the Statement of
Additional Information

--------------------------------------------------------------------------------

contract owner, participants, annuitants, and beneficiaries of Portfolio Director Plus. When we discuss performance information in this prospectus, we mean the performance of a VALIC Separate Account A Division.

UNITS OF INTERESTS

Your investment in a Division of VALIC Separate Account A is represented by units of interest issued by VALIC Separate Account A. On a daily basis, the units of interest issued by VALIC Separate Account A are revalued to reflect that day's performance of the underlying mutual fund minus any applicable fees and charges to VALIC Separate Account A.

DISTRIBUTION OF THE CONTRACTS

American General Distributors, Inc. (the "Distributor"), an affiliate of VALIC, acts as VALIC's Separate Account A distributor.

VALIC will pay the licensed agents who sell the Contracts a commission. Currently, the commission paid by VALIC will range up to 6.0% of each Purchase Payment. In addition, VALIC will pay managers who supervise the agents overriding commissions ranging up to 1% of each Purchase Payment. These various commissions are paid by VALIC and do not result in any charge to Contract Owners or to the Separate Account.

VARIABLE ACCOUNT OPTIONS
--------------------------------------------------------------------------------

Portfolio Director Plus enables you to participate in Divisions that represent fifty-three Variable Account Options. These Divisions comprise all of the Variable Account Options that are made available through VALIC Separate Account
A. According to your retirement program, you may not be able to invest in all fifty-three Variable Account Options described in this prospectus. You may be subject to further limits on how many options you may be invested in at any one time or how many of the options you are invested in may be involved in certain transactions at any one time. See "About VALIC Separate Account A" in this prospectus.

Each individual Division represents and invests, through VALIC's Separate Account A, in specific Mutual Funds. These Mutual Funds serve as the investment vehicles for Portfolio Director Plus and include:

- American General Series Portfolio
  Company (AGSPC) -- offers 13 funds, for which VALIC serves as investment adviser and, for 2 of such funds, have one of the following sub-advisers:
  Wellington Management Company, LLP and T. Rowe Price Associates, Inc.

- American General Series Portfolio Company 3 (AGSPC 3) -- offers 18 funds for which VALIC serves as investment adviser and, for 13 of such funds, have one of the following sub-advisers: American General Investment Management, L.P., Brown Capital Manage-ment, Inc., Capital Guardian Trust Company, Fiduciary Management Associates, Inc., Goldman Sachs Asset Management, J.P. Morgan Investment Management Inc., Jacobs Asset Management, Neuberger Berman Management Inc. and State Street Bank & Trust Company/State Street Global Advisors.

- American Century Mutual Funds, Inc. -- offers 1 fund for which American Century Investment Management, Inc. serves as investment adviser.

- Dreyfus Founders Funds, Inc. -- offers 1 fund for which Founders Asset Management LLC serves as investment adviser. The Funds were formerly known as Founders Funds, Inc.

- Dreyfus Variable Investment Fund -- offers 1 fund, for which The Dreyfus Corporation serves as investment adviser.

- Evergreen Equity Trust -- offers 3 funds for which either Evergreen Asset Management Corp. or Evergreen Investment Management serve as investment adviser.

- Franklin Templeton Variable Insurance Products Trust -- offers 2 funds for which Templeton Investment Counsel, Inc. serves as investment adviser.

- Neuberger Berman Management Inc. -- offers 1 fund for which Neuberger Berman Management Inc. serves as investment manager and Neuberger Berman LLC, serves as sub-adviser.

- Putnam Investments -- offers 3 funds for which Putnam Investment Management Inc., serves as investment adviser.

The Distributor's address
is 2929 Allen Parkway,
Houston, Texas 77019
For more information about
the Distributor, see "Distribution
of Variable Annuity
Contracts" in the
Statement of
Additional Information.
VARIABLE ACCOUNT
OPTIONS -- investment
options that correspond
to Separate Account
Divisions offered by
Portfolio Director Plus.
Investment returns on
Variable Account
Options may be positive
or negative depending on
the investment
performance of the
underlying Mutual Fund.

--------------------------------------------------------------------------------

- Scudder Kemper Investments, Inc. -- offers 1 fund for which Scudder Kemper Investments, Inc. serves as investment adviser.

- T. Rowe Price Small-Cap Stock Fund, Inc. -- offers 1 fund for which T. Rowe Price Associates, Inc. serves as investment adviser.

- Templeton Funds Inc. -- offers 1 fund for which Templeton Global Advisors Limited serves as investment adviser.

- Franklin Templeton Variable Insurance Products Trust -- offers 2 funds for which Templeton Investment Counsel, Inc. serves as investment adviser.

- The Vanguard Group Inc. -- offers 7 funds for which Barrow, Hanley, Mewhinney & Strauss, Inc., Equinox Capital Management, Inc., Tukman Capital Management, Inc., Vanguard Core Management Group, Wellington Management Company, LLP and Vanguard Fixed Income Group serve as investment advisers.

Twenty-two of the Mutual Funds offered through VALIC's Separate Account A are also available to the general public.

Each of these Funds (except for AGSPC's International Government Bond Fund, the American General Lifestyle Funds and the Vanguard LifeStrategy Portfolios, each of which is a non-diversified Fund) is registered as a diversified open-end, management investment company and is regulated under the Act. For complete information about each of these Funds, including charges and expenses, you should refer to the prospectus for that Fund. Additional copies are available from VALIC.

Shares of certain of the Funds are also sold to separate accounts of other insurance companies that may or may not be affiliated with us. This is known as "shared funding." These Funds may also be sold to separate accounts that act as the underlying investments for both variable annuity contracts and variable life insurance policies. This is known as "mixed funding." There are certain risks associated with mixed and shared funding. These risks are discussed in each

Fund's prospectus.

PURCHASE PERIOD
--------------------------------------------------------------------------------

The Purchase Period begins when your first Purchase Payment is made and continues until you begin your Payout Period. The Purchase Period can also end when a Portfolio Director Plus account is surrendered before the Payout Period. The amount, number, and frequency of your Purchase Payments is determined by the retirement plan for which Portfolio Director Plus was purchased.

PURCHASE PAYMENTS

You may establish an account only through a VALIC representative. Initial Purchase Payments must be received by VALIC either with, or after, a completed application. Your employer is usually responsible for remitting Purchase Payments to us. The employer is responsible for furnishing instructions to us (a premium flow report) as to the amount being applied to your account.

Minimum initial and subsequent Purchase Payments are as follows:

                         Initial    Subsequent
     Contract Type       Payment     Payment
-----------------------  -------    ----------
Periodic Payment         $   30        $ 30
Single Payment           $1,000         -0-

Periodic Payment minimums apply to each Periodic Payment made. The Single Payment minimum applies to each of your accounts.

Purchase Payments are received in VALIC's Home Office. When an initial Purchase Payment is accompanied by an application, within 2 business days we will:

- Accept the Application -- and issue a contract. We will also establish your account and apply your Purchase Payment by crediting the amount to the Fixed Account Option or Variable Account Option selected;

- Reject the Application -- and return the Purchase Payment; or

- Request Additional Information -- to correct or complete the application. In the case of an individual variable annuity contract, we will return the Purchase Payments within 5 business days if the requested information is not provided, unless you otherwise so specify.

If we receive Purchase Payments from your employer before we receive your completed applica-

PURCHASE PAYMENTS -- an
amount of money you pay to
VALIC to receive the benefits
of an annuity Contract offered
by Portfolio Director Plus.

--------------------------------------------------------------------------------

tion or enrollment form, we will not be able to establish a permanent account for you. Under those circumstances, we will take one of the following actions:

  Return Purchase Payments. If we do not have your name, address or social security number, we will return the Purchase Payment to your employer unless this information is immediately provided to us.

  Employer-Directed Account. If we have your name, address and social security number and we have an Employer-Directed Account Agreement from your employer, generally we will deposit your Purchase Payment in an "Employer-Directed" account invested in the Money Market Division; or other investment option chosen by your employer. If your employer chooses another investment option other than the Money Market Division, the value of your investment may fluctuate and you could lose money. You may not transfer these amounts until VALIC has received a completed application or enrollment form.

  Starter Account. If we have your name, address and social security number, but we do not have an Employer-Directed Account Agreement from your employer, we will deposit your Purchase Payment in a "starter" account invested in the Money Market Division option chosen by your employer. We will send you follow-up letters requesting the information necessary to complete the application, including your allocation instructions. Unless a completed application or enrollment form is received by us within 105 days of establishment of your starter account, the account balance, including earnings, will be returned to your employer. We are not responsible for any adverse tax consequences to you that may result from the return of your employer's contributions.

PURCHASE UNITS

A Purchase Unit is a unit of interest owned by you in your Variable Account Option. Purchase Units apply only to the Variable Account Options selected for your account. Purchase Unit values are calculated at the close of regular trading of the New York Stock Exchange (the "Exchange"), currently 4:00 p.m. New York time (see Calculation of Purchase Unit Value below for more information.) Once we have established your account and have applied your initial Purchase Payment as described above, any subsequent Purchase Payment that we receive at our Home Office before the close of the Exchange will be credited the same business day. If not, it will be calculated and credited the next business day. Purchase Unit values will vary depending on the net investment results of each of the Variable Account Options. This means the value of your Variable Account Option will fluctuate.

CALCULATION OF PURCHASE UNIT VALUE

The Purchase Unit value for a Division is calculated as shown below:
Step 1: Calculate the gross investment rate:

  Gross Investment Rate
= (EQUALS)
  The Division's investment income and capital gains and losses (whether realized or unrealized) on that day from the assets attributable to the Division.
/ (DIVIDED BY)
  The value of the Division for the immediately preceding day on which the values are calculated.

We calculate the gross investment rate as of 4:00 p.m. New York time on each business day when the Exchange is open.
Step 2: Calculate net investment rate for any day as follows:

  Net Investment Rate
= (EQUALS)
  Gross Investment Rate (calculated in Step 1)
- (MINUS)
  Separate Account charges and any income tax charges.

Step 3: Determine Purchase Unit Value for that day.

  Purchase Unit Value for that day.
= (EQUALS)
  Purchase Unit Value for immediate preceding day.
X (MULTIPLIED BY)
  Net Investment Rate (as calculated in Step 2) plus 1.00.

CHOOSING INVESTMENT OPTIONS

There are 56 investment options offered in Portfolio Director Plus. This includes 3 Fixed Account Options and 53 Variable Account Options. The Funds that underlie the Variable Account Options are registered as investment companies under and are subject to regulation of the Act. The Fixed Account Options are not subject to regulation under the Act and are not required to be registered under the Securities Act of 1933. As a result, the SEC has not reviewed data in this prospectus that relates to the Fixed Account Options. However, federal securities law does require such data to be accurate and complete.

Fixed Account Options

The Fixed Account Plus and the Short Term Fixed Account are part of the Company's general assets. The MVA Option may be invested in either the general assets of the Company or ina

PURCHASE UNIT -- a
measuring unit used to
calculate your Account Value
during the Purchase Period.
The value of a Purchase Unit
will vary with the investment
experience of the Separate
Account Division you have
selected.

For more information as to
how PURCHASE UNIT VALUES
are calculated, see the
Statement of Additional
Information.

Separate Account of the Company, depending upon state requirements. You may allocate all or a portion of your Purchase Payment to the Fixed Account Options listed in the "Summary" Section appearing in this prospectus. Purchase Payments you allocate to these Fixed Account Options are guaranteed to earn at least a minimum rate of interest. Interest is paid on each of the Fixed Account Options at declared rates, which may be different for each option. With the exception of a market value adjustment which generally will be applied to withdrawals or transfers from an MVA Option prior to the end of an MVA term, we bear the entire investment risk for the Fixed Account Options. All Purchase Payments and interest earned on such amounts in your Fixed Account Option will be paid regardless of the investment results experienced by the Company's general assets. The minimum amount to establish each new Multi-Year Enhanced Fixed Option guarantee period (MVA Band), as described in the Contract, may be changed from time to time by the Company.
Here is how you may calculate the value of your Fixed Account Option during the Purchase Period:

  Value of Your Fixed Account Options*
= (EQUALS)
  All Purchase Payments made to the Fixed Account Options
+ (PLUS)
  Amounts transferred from Variable Account Options to the Fixed
  Account Options
+ (PLUS)
  All interest earned
- (MINUS)
  Amounts transferred or withdrawn from Fixed Account Options
  (including applicable fees and charges)
---------------
* This value may be subject to a market value adjustment under the MVA Option.

Variable Account Options

You may allocate all or a portion of your Purchase Payments to the Variable Account Options listed in this prospectus as permitted by your retirement program. A complete discussion of each of the Variable Account Options may be found in the "Summary" and "Variable Account Options" sections in this prospectus and in each Fund's prospectus. Based upon a Variable Account Option's Purchase Unit Value your account will be credited with the applicable number of Purchase Units. The Purchase Unit Value of each Variable Account Option will change daily depending upon the investment performance of the underlying fund (which may be positive or negative) and the deduction of VALIC Separate Account A charges. See the "Fees and Charges" section in this prospectus. Because Purchase Unit Values change daily, the number of Purchase Units your account will be credited with for subsequent Purchase Payments will vary. Each Variable Account Option bears its own investment risk. Therefore, the value of your account may be worth more or less at retirement or withdrawal.
Here is how to calculate the value of each Variable Account Option in your account during the Purchase Period:

  Value of Your Variable Account Option
= (EQUALS)
  Total Number of Purchase Units
X (MULTIPLIED BY)
  Current Purchase Unit Value

STOPPING PURCHASE PAYMENTS

Purchase Payments may be stopped at any time. Purchase Payments may be resumed at any time before your Portfolio Director Plus account has been surrendered. The value of the Purchase Units will continue to vary. Your Account Value will continue to be subject to charges.

If your Account Value falls below $300, and you do not make any Purchase Payments for two years from the date we established your account, we may close the account and pay the Account Value (less any surrender charge) to you. Any such account closure will be subject to applicable distribution restrictions under the contract and/or under your employer's plan.

TRANSFERS BETWEEN INVESTMENT OPTIONS
--------------------------------------------------------------------------------

You may transfer all or part of your Account Value between the various Fixed Account and Variable Account Options in Portfolio Director Plus without a charge. Transfer instructions may be made either in writing or by telephone as discussed below. Transfers may be made during the Purchase Period or during the Payout Period. We reserve the right to limit transfers as discussed below. Your employer's plan may also limit your rights to transfer.

--------------------------------------------------------------------------------

DURING THE PURCHASE PERIOD

During the Purchase Period, transfers may be made between Portfolio Director Plus's Fixed Account Options and Variable Account Options.

We currently permit transfers between Variable Account Options or from Variable Account Options to Fixed Account Options, at any time. We may, however, limit the number of transfers you can make.

Transfers are also permitted from the Fixed Account Options subject to the following limitations:

    FIXED                                        OTHER
ACCOUNT OPTION      VALUE       FREQUENCY     RESTRICTIONS
--------------  -------------  -----------  ----------------
Fixed Account
 Plus:          Up to 20% per  At any time  None (1)
                contract year
                    100%       At any time  If Account Value
                                            is less than or
                                            equal to $500
Short-Term
 Fixed
 Account:        Up to 100%    At any time  90-day Holding
                                            Period If
                                            transfer was
                                            previously made
                                            into Short-Term
                                            Fixed
                                            Account.(2)
Multi-Year
 Enhanced        Up to 100%    At any time  Withdrawals or
 Fixed                                      Transfers
 Account(3):                                Subject to
                                            market value
                                            adjustment if
                                            prior to the end
                                            of an MVA term.
                                            Each MVA Band
                                            will require a
                                            minimum transfer
                                            amount as
                                            described in the
                                            Contract.(4)

---------------
(1) Your employer may further limit or expand the restrictions. We may charge for those modified restrictions if specified in your employer's retirement plan.
(2) VALIC may change this holding period at any time in the future, but it will never be more than 180 days.
(3) The MVA Option may not be available unless it has been selected as an option for your employer's retirement plan.
(4) The minimum transfer amount may be changed from time to time by the Company.

From time to time we may waive the 20% transfer restriction on Fixed Account Plus for transfers to the Multi-Year Enhanced Fixed Account or to other investment options.

DURING THE PAYOUT PERIOD

During the Payout Period, transfers may be made between Portfolio Director Plus's investment options subject to the following limitations:

                             % OF ACCOUNT
                  -----------------------------------     OTHER
 ACCOUNT OPTION       VALUE            FREQUENCY       RESTRICTIONS
----------------  --------------  -------------------  ------------
Variable:           Up to 100%    Once every 365 days      None

Combination
 Fixed
 and Variable       Up to 100%    Once every 365 days      None
 Payout:           of money in
                     variable
                  option payout

Fixed:            Not permitted           --                --

COMMUNICATING TRANSFER OR
REALLOCATION INSTRUCTIONS

A written instruction to transfer or reallocate all or part of your Account Value between the various investment options in Portfolio Director Plus, should be sent to VALIC's Home Office.

Instructions for transfers or reallocations may be made by calling 1-800-621-7792. Telephone transfers will be allowed unless we have been notified not to accept such telephone instructions. In this event, we must receive written instructions, in order to permit future telephone transfers to be made. Before a transfer will be made by telephone, you must give us the requested identifying information concerning your account(s). All transfers to or from the MVA Option will require written instruction.

Unless we have been instructed not to accept requests for telephone transfers, anyone may effect a telephone transfer if they furnish the requested information. You will bear any loss resulting from such instructions, whether the caller was specifically authorized by you or not.

No one that we employ or that represents VALIC may give telephone instructions on your behalf without VALIC's prior written permission. (This does not apply to a contract with the immediate family of an employee or representative of VALIC).

We will send you a confirmation of the completed transfer within 5 days from the date of your instruction. When you receive your confirmation, it is your duty to verify the information shown, and advise us of any errors within one business day.

You will bear the risk of loss arising from instructions received by telephone. We are not responsible for the authenticity of such instructions. Any telephone instructions which we reasonably believe to be genuine will be your responsibility. This includes losses from errors in communication. Telephone transfer instruction may not be made during the Payout Period. We reserve the right to stop telephone transfers at any time.

EFFECTIVE DATE OF TRANSFER

The effective date of a transfer will be:

- The date of receipt, if received in our Home Office before the close of regular trading of the Exchange on a day values are calculated;

ACCOUNT VALUE -- the total
sum of your Fixed Account
and/or Variable Account
Options that have not yet
been applied to your Payout
Payments.

PURCHASE PERIOD -- the time
between your first Purchase
Payment and your Payout
Period (or surrender).

HOME OFFICE -- our
principal office at 2929 Allen
Parkway, Houston, Texas
77019.

PAYOUT PERIOD -- the time
that starts when you begin to
withdraw your money in a
steady stream of payments.

--------------------------------------------------------------------------------

  (Normally, this will be 4:00 P.M. New York time); otherwise

- The next date values are calculated.

MARKET TIMING

The Contracts are not designed for professional market timing organizations or other entities using programmed and frequent transfers. We reserve the right at any time and without prior notice to any party to terminate, suspend, or modify our policies or procedures regarding transfer requests.

FEES AND CHARGES
--------------------------------------------------------------------------------

By investing in Portfolio Director Plus, you may be subject to six basic types of fees and charges:

- Account Maintenance Fee
- Surrender Charge
- Premium Tax Charge
- Separate Account Charges
- Fund Annual Expense Charge
- Other Tax Charges

These fees and charges are explained below. For additional information about these fees and charges, see the Fee Table in this prospectus.

In addition, certain charges may apply to the MVA Option which are discussed at the end of this section.

ACCOUNT MAINTENANCE FEE

An account maintenance fee of $3.75 will be deducted on the last day of each calendar quarter if any of your money is invested in the Variable Account Options. We will sell Purchase Units from your Account to pay the account maintenance fee. If you invest only in Fixed Account Options during a calendar quarter, this fee will not apply. If all your money in a Variable Account Option is withdrawn, or transferred to a Fixed Account Option, the fee will be deducted at that time. The fee will be assessed equally among the Variable Account Options that make up your Account Value.

The account maintenance fee is to reimburse the Company for our administrative expenses for providing Variable Account Options. This includes the expense for establishing and maintaining the record keeping for the Variable Account Options. We do not expect that the amount of fees we receive will be greater than our expenses.

The amount of the account maintenance fee may be reduced or waived if Portfolio Director Plus is issued to certain types of plans which are expected to result in lower costs to VALIC. To learn more about how we determine if account maintenance fees may be reduced or waived, see the "Reduction or Waiver of Account Maintenance Fee, Surrender, Mortality and Expense Risk Fee or Administration and Distribution Fee Charges" section in this prospectus. If you have two or more accounts established under the same group contract, we may agree to deduct an account maintenance fee from only one account.

SURRENDER CHARGE

When you withdraw money from your account, you may be subject to a surrender charge that will be deducted from the amount withdrawn. For information about your right to surrender, see "Surrender of Account Value" in this prospectus.

It is assumed that the most recent Purchase Payments are withdrawn first. No surrender charge will be applied unless an amount is actually withdrawn. We consider all Purchase Payments to be withdrawn before earnings are withdrawn.

Amounts exchanged from other contracts issued by the Company may or may not be subject to a surrender charge. After exchange, it is assumed that any new Purchase Payments are withdrawn before the exchanged amount. For more information, see "Exchange Privilege" in the Statement of Additional Information.

AMOUNT OF SURRENDER CHARGE

A surrender charge may not be greater than:

- Five percent (5%) of the amount of all Purchase Payments received during the past 60 months; or

- Five percent (5%) of the amount withdrawn.

10% FREE WITHDRAWAL

In any Participant Year, up to 10% of the Account Value may be withdrawn without a surrender charge. The surrender charge will apply to any

PARTICIPANT YEAR -- the first
twelve month period and
then each yearly anniversary
of that period following the
issue date of the contract or
certificate.

--------------------------------------------------------------------------------

amount withdrawn that exceeds this 10% limit. The percentage withdrawn will be determined by dividing the amount withdrawn by the Account Value just prior to the withdrawal. If more than one withdrawal is made during a Participant Year, each percentage will be added to determine at what point the 10% limit has been reached.

These 10% withdrawals without charge do not reduce Purchase Payments for the purpose of computing the surrender charge. If a surrender charge is applied to all or part of a Purchase Payment, no surrender charge will be applied to such Purchase Payment (or portion thereof) again.

EXCEPTIONS TO SURRENDER CHARGE

No surrender charge will be applied:

- To money applied to provide a Payout Option;

- To death benefits;

- If no Purchase Payments have been received during the 60 months prior to the date of surrender;

- If your account has been in effect for 15 years or longer;

- If your account has been in effect for 5 years or longer, and you have attained age 59 1/2;

- To "No Charge Systematic Withdrawals";

- Under certain contracts, to withdrawals under the No Charge Minimum Distribution provisions;

- If you have become totally and permanently disabled, defined as follows: You are unable, due to mental or physical impairment, to perform the material and substantial duties of any occupation for which you are suited by means of education, training or experience; the impairment must have been in existence for more than 180 days; the impairment must be expected to result in death or be long-standing and indefinite and proof of disability must be evidenced by a certified copy of a Social Security Administration determination or a doctor's verification; or

- If you are at least 55 years old, are no longer employed by the employer that established the plan, and your account under the plan was established at least 5 years prior to the date of surrender.

VALIC may waive any otherwise applicable surrender charge if you reinvest the surrender proceeds in another VALIC insurance product. You will, however, be subject to a surrender charge in the newly acquired product under the same terms and conditions as the original product. For purposes of calculating any surrender charge due, you will be considered to have acquired the new product as of the date you acquired the original product.

The surrender charge may also be reduced or waived if Portfolio Director Plus is issued to certain types of plans which are expected to result in lower costs to VALIC. To learn more about how we determine if a surrender charge may be reduced or waived, see the "Reduction or Waiver of Account Maintenance Fee, Surrender, Mortality and Expense Risk Fee or Administration and Distribution Fee Charges"
section in this prospectus.

PREMIUM TAX CHARGE

Taxes on Purchase Payments are imposed by some states, cities, and towns. The rate will range from zero to 3 1/2%.

If the law of a state, city, or town requires premium taxes to be paid when Purchase Payments are made, we will, of course, comply. Otherwise, such tax will be deducted from the Payout Value when annuity payments are to begin.

If we deduct an amount for premium taxes, but later find the tax was not due, we will:

- Adjust the amount deducted in error to reflect investment experience from the date of the deduction to the date we determined the tax was not due; and

- Apply the excess amount, as adjusted, to increase the number of Pay-in or Payout Units.

SEPARATE ACCOUNT CHARGES

There will be a mortality and expense risk fee and an administration and distribution fee applied to VALIC Separate Account A. This is a daily charge at an aggregate annualized rate of 0.55% to 1.05% during the Purchase Period and 0.75% to 1.25% during the Payout Period on the average daily net asset value of VALIC Separate Account A. The exact rate depends on the Variable Account Option selected. This charge is guaranteed and cannot be increased by the Company. The mortality and expense risk fee is to compensate the Company for assuming mortality and expense risks under Portfolio Director Plus. The mortality risk that the

--------------------------------------------------------------------------------

Company assumes is the obligation to provide payments during the Payout Period for your life no matter how long that might be. In addition, the Company assumes the obligation to pay during the Purchase Period an interest guaranteed death benefit. For more information about the interest guaranteed death benefit see the "Death Benefit" section of this prospectus. The expense risk is our obligation to cover the cost of issuing and administering Portfolio Director Plus, no matter how large the cost may be.

The Company may make a profit on the mortality and expense risk fee and on the administration and distribution fee.

The administration and distribution fee is to reimburse the Company for our administrative expenses for providing Variable Account Options. This includes the expense of administration and marketing (including but not limited to enrollment, participant communication and education).

For more information about the mortality and expense risk fee and administration and distribution fee, see the Fee Table in this prospectus.

The mortality and expense risk fee or administration and distribution fee may be reduced or waived if issued to certain types of plans that are expected to result in lower costs to VALIC. To learn more about how we determine if the mortality and expense risk fee or administration and distribution fee may be reduced or waived, see the "Reduction or Waiver of Account Maintenance Fee, Surrender, Mortality and Expense Risk Fee or Administration and Distribution Fee Charges" section of this prospectus.

FUND ANNUAL EXPENSE CHARGES

Investment management charges based on a percentage of each Fund's average daily net assets are payable by each Fund. Depending on the Variable Account Option selected, the charges will be paid by each Fund to its investment adviser. These charges and other Fund charges and expenses are fully described in the prospectuses for the Funds. These charges indirectly cost you because they lower your return.

OTHER TAX CHARGES

We reserve the right to charge for certain taxes (other than premium taxes) that we may have to pay. This could include federal income taxes. Currently, no such charges are being made.

REDUCTION OR WAIVER OF ACCOUNT
MAINTENANCE FEE, SURRENDER,
MORTALITY AND EXPENSE RISK FEE OR
ADMINISTRATION AND DISTRIBUTION FEE
CHARGES

We may, as described below, determine that the account maintenance fee, surrender charges, mortality and expense risk fee or administration and distribution fee for Portfolio Director Plus may be reduced or waived. We may reduce or waive these fees and charges if we determine that your retirement program will allow us to reduce or eliminate administrative or sales expenses that we usually incur for retirement programs. There are a number of factors we will review in determining whether your retirement program will allow us to reduce or eliminate these administrative or sales expenses:

  -  The type of retirement program.

     Certain types of retirement programs because of their stability can result in lower administrative costs.

  - The nature of your retirement program.

    Certain types of retirement programs, due to the types of employees who participate, experience fewer account surrenders thus reducing administrative costs.

  - Other factors of which we are not presently aware which could reduce administrative costs.

We review the following additional factors to determine whether we can reduce or waive account maintenance fees:

  - The frequency of Purchase Payments for your retirement program.

    Purchase Payments received no more than once a year can reduce administrative costs.

  - The administrative tasks performed by your employer for your retirement program.

    The employer sponsoring your retirement program can, through their method of remitting Purchase Payments, reduce administrative costs.

We review the following additional factors to determine whether we can reduce or waive surrender charges:

  - The size of your retirement program.

--------------------------------------------------------------------------------

    A retirement program which involves a larger group of employees may allow us to reduce sales expenses.

  - The total amount of Purchase Payments to be received for your retirement program.

    Larger Purchase Payments can reduce sales expenses.

  - The use of mass enrollment or related administrative tasks performed by your employer for your retirement program.

We review the following additional factors to determine whether we can reduce or waive the mortality and expense risk fee or administration and distribution fee:

  - The frequency of Purchase Payments for your retirement program.

  - The size of your retirement program.

  - The amount of your retirement program's periodic purchase payment.

We will only do this if permitted by this Contract and by VALIC guidelines in effect at the time. In no event will the reduction or waiver of fees and charges be permitted where the reduction or waiver will unfairly discriminate against any person.

SEPARATE ACCOUNT EXPENSE
REIMBURSEMENT

Some of the Mutual Funds or their affiliates may have an agreement with the Company to pay the Company for administrative and shareholder services it provides to the underlying Fund. The Company may, in its discretion, apply some or all of these payments to reduce its charges to the Division investing in that Fund. In addition, the Company currently reimburses certain Divisions a portion of the Company's administration and distribution fee. Such reimbursement arrangements are, however, voluntary and may be changed by the Company at any time. See the Fee Table in this prospectus for an identification of those Funds for which a reimbursement applies and the amount of the reimbursement.

MARKET VALUE ADJUSTMENT

Under the MVA Option you may establish one or more MVA Bands with a minimum amount, as described in the Contract, per MVA Band in states in which the MVA Option has been approved. The Company may change the minimum from time to time. Each MVA Band will be guaranteed to receive a stated rate of interest through the end of the selected MVA term. We guarantee your MVA Option will earn at least the lowest minimum interest rate applicable to any of the fixed interest options in the contract. A withdrawal will generally be subject to a surrender charge if it exceeds the amount of any free withdrawal amount permitted under your contract. Withdrawals or transfers from an MVA Band prior to the end of the MVA term will be subject to a market value adjustment, unless an exception applies. This adjustment may be positive or negative, based upon the differences in selected interest rates at the time the MVA Band was established and at the time of the withdrawal. This adjustment will not apply upon the Owner's death, or if the Owner is not a natural person, upon the death of the Annuitant. This adjustment applies independently from surrender charges, and can still apply to a 10% Free Withdrawal. The market value adjustment may be waived for distributions that are required under your contract. It will also be waived for 30 days following the end of an MVA term. Loans are not available from the MVA Option. Please review your contract for additional information on the MVA Option.

PAYOUT PERIOD
--------------------------------------------------------------------------------

The Payout Period (Annuity Period) begins when you decide to retire or otherwise withdraw your money in a steady stream of payments. If your employer's plan permits, you may apply any portion of your Account Value to one of the types of Payout Options listed below. You may choose to have your Payout Option on either a fixed, a variable, or a combination payout basis. When you choose to have your Payout Option on a variable basis, you may keep the same Variable Account Options in which your Purchase Payments were made, or transfer to different ones.

FIXED PAYOUT

Under Fixed Payout, you will receive payments from the Company. These payments are fixed and guaranteed by the Company. The amount of these payments will depend on:

  - Type and duration of Payout Option chosen;

PAYOUT UNIT -- a measuring
unit used to calculate Payout
Payments from your Variable
Account Option. Payout Unit
values will vary with the
investment experience of the
VALIC Separate Account A
Division you have selected.

ASSUMED INVESTMENT
RATE -- the rate used to
determine your first monthly
Payout Payment per
thousand dollars of Account
Value in your Variable
Account Option(s).

--------------------------------------------------------------------------------

- Your age or your age and the age of your survivor (1);

- Your sex or your sex and the sex of your survivor (1) (IRA's and certain nonqualified contracts);

- The portion of your Account Value being applied; and

- The payout rate being applied and the frequency of the payments.

(1) This applies only to joint and survivor payouts.

If the benefit would be greater, the amount of your payments will be based on the current payout rate the Company uses for immediate annuity contracts.

VARIABLE PAYOUT

With a Variable Payout, you from your existing Variable Account Options. Your payments will vary accordingly. This is due to the varying investment results that will be experienced by each of the Variable Account Options you selected. The Payout Unit Value is calculated just like the Purchase Unit Value for each Variable Account Option except that the Payout Unit Value includes a factor for the Assumed Investment Rate you select. For additional information on how Payout Payments and Payout Unit Values are calculated, see the Statement of Additional Information.

In determining your first Payout Payment, an Assumed Investment Rate of 3 1/2% is used (unless you select a higher rate as allowed by state law.) If the net investment experience of the Variable Account Option exceeds your Assumed Investment Rate, your next payment will be greater than your first payment. If the investment experience of the Variable Account Option is lower than your Assumed Investment Rate, your next payment will be less than your first payment.

COMBINATION FIXED AND VARIABLE
PAYOUT

With a Combination Fixed and Variable Payout, you may choose:

  - From your existing Variable Account Options (payments will vary); with a

  - Fixed Payout (payment is fixed and guaranteed).

PAYOUT DATE

The Payout Date is the date elected by you on which your payout (annuity) payments will start. The date elected must be the first of any month provided 30 days advance notice has been given to VALIC. Your account will be valued ten days prior to the end of the month preceding the Payout Date. A request to start payments must be sent to our Home Office on a form approved by VALIC. Generally, for qualified contracts, the Payout Date may begin when you attain age 59 1/2 or separate from service, but must begin no later than April 1 following the calendar year you reach age 70 1/2 or the calendar year in which you retire. For nonqualified contracts, the Payout Date may begin at any time prior to your 85th birthday. For additional information on the minimum distribution rules that apply to payments under 403(b), 401, 403(a) and 457 plans or simplified employee plans ("SEPs"), see "Federal Tax Matters" in this prospectus and in the Statement of Additional Information.

PAYOUT OPTIONS

You may specify the manner in which your Payout Payments are made. You may select one of the following options:

  - LIFE ONLY -- payments are made only to you during your lifetime. Under this option there is no provision for a death benefit for the beneficiary. For example, it would be possible under this option for the Annuitant to receive only one payout payment if he died prior to the date of the second payment, two if he died before the third payment.

  - LIFE WITH GUARANTEED PERIOD -- payments are made to you during your lifetime; but if you die before the guaranteed period has expired, your beneficiary will receive payments for the rest of your guaranteed period.

  - LIFE WITH CASH OR UNIT REFUND -- payments are made to you during your lifetime. Upon your death, your beneficiary will receive a lump sum payment equal to the remaining Annuity Value.

  - JOINT AND SURVIVOR LIFE -- payments are made to you during the joint lifetime of you and your beneficiary. Upon the death of one, payments continue during the lifetime of the survivor. This option is designed primarily for couples who require maximum possible variable payouts during their joint

For more information about
PAYOUT OPTIONS OR
ENHANCEMENTS
of those Payout Options
available under the Contract,
see the Statement of
Additional Information.

--------------------------------------------------------------------------------

    lives and are not concerned with providing for beneficiaries at death of the last survivor. For example, it would be possible under this option for the Joint Annuitants to receive only one payment if both Annuitants died prior to the date of the second payment, or for the Joint Annuitants to receive only one payment and the surviving Annuitant to receive only one payment if one Annuitant died prior to the date of the second payment and the surviving Annuitant dies prior to the date of the third payment.

  - PAYMENT FOR A DESIGNATED PERIOD -- payments are made to you for a select number of years between five and thirty. Upon your death, payments will continue to your beneficiary until the designated period is completed.

ENHANCEMENTS TO PAYOUT OPTIONS

You may be able to select enhancements to the Payout Options described above. These enhancements include partial annuitization, flexible payments of varying amounts and inflation protection payments. Additionally, certain options may be available with a one to twenty year guaranteed period. The Joint and Survivor Life Option may be available with a one to twenty year guaranteed period option. Not all of the enhancements are available under each option.

PAYOUT INFORMATION

Once your Payout Payments have begun, the option you have chosen may not be stopped or changed. Any one of the Variable Account Options may result in your receiving unequal payments during your life expectancy. If payments begin before age 59 1/2, you may suffer unfavorable tax consequences, in the form of an excise tax, if you do not meet an exception under federal tax law. See "Federal Tax Matters" in this prospectus.

Your Payment Option should be selected at least 30 days before your Payout Date. If such selection is not made:

  - Payments will be made under the Life with Guaranteed Period Option,

  - The payments will be guaranteed for a 10 year period,

  - The payments will be based on the allocation used for your Purchase
    Payments,

  - Fixed Account Option will be used to distribute payments to you on a Fixed Payout basis, and

  - Variable Account Options will be used to distribute payments to you on a Variable Payout basis.

Your first Payout Payment must total at least $25.

Most Payout Payments are made monthly. If the amount of your payment is less than $25, we reserve the right to reduce the number of payments made each year so each of your payments are at least $25, subject to any limitations under the contract or plan.

SURRENDER OF ACCOUNT VALUE
--------------------------------------------------------------------------------

WHEN SURRENDERS ARE ALLOWED

You may withdraw all or part of your Account Value at any time before the Payout Period begins if:

  - allowed under federal and state law; and

  - allowed under your employer's plan.

For an explanation of charges that may apply if you surrender your Account Value, see "Fees and Charges" in this prospectus.

AMOUNT THAT MAY BE SURRENDERED
The amount that may be surrendered at any time can be determined as follows:

                                               Your
                                              Account
       Allowed                               Value(1)
      Surrender           = (EQUALS)         - (MINUS)
        Value                             Any Applicable
                                         Surrender Charge

  1: Equals the Account Value next computed after your properly completed request for surrender is received in our Home Office.

There is no guarantee that the Surrender Value in a Variable Account Option will ever equal or exceed the total amount of your Purchase Payments received by us.

We will mail to you the Surrender Value within 7 calendar days after we receive your properly completed surrender request at our Home Office. However, we may be required to suspend or

--------------------------------------------------------------------------------

postpone payments if redemption of an underlying Fund's shares have been suspended or postponed. See your current Fund(s)' prospectuses for a discussion of the reasons why the redemption of shares may be suspended or postponed.

We may receive a surrender for a Purchase Payment which has not cleared the banking system. We may delay payment of that portion of your Surrender Value until the check clears. The rest of the Surrender Value will be processed as usual.

SURRENDER RESTRICTIONS

Generally, Internal Revenue Code Section 403(b)(11) permits total or partial distributions from a 403(b) contract only on account of hardship (employee contributions only without accrued interest), attainment of age 59 1/2, separation from service, death or disability.

Under the TEXAS STATE OPTIONAL RETIREMENT PROGRAM, no surrender or partial surrender will be allowed except attainment of age 70 1/2, retirement or other termination of employment or death.

Under the FLORIDA STATE OPTIONAL RETIREMENT PROGRAM, no surrender or partial surrender of Purchase Payments made by the employer will be allowed except for termination of employment, retirement or death. Benefit payments based on payments from the employer may not be paid in a lump sum or for a period certain, but must be paid under a life contingency option, except for:

  - death benefits; and

  - certain small amounts approved by the State of Florida.

Under the LOUISIANA OPTIONAL RETIREMENT PLAN retirement benefits must be paid in the form of a lifetime income, and except for death benefits, single sum surrenders and partial surrenders out of the plan are not permitted.

Other employer-sponsored plans may also impose restrictions on the timing and form of surrenders from the contract.

PARTIAL SURRENDERS

You may request a partial surrender of your Account Value at any time, subject to any applicable surrender restrictions. A partial surrender plus any surrender charge will reduce your Account Value. Partial surrenders will be paid from the Fixed Account Options first unless otherwise specified by you.

The reduction in the number of Purchase Units credited to your Variable Account Option Account Value will equal:

     The amount                            Your Purchase
     surrendered                            Units next
  from the Variable                       computed after
   Account Option                           the written
      + (PLUS)          / (DIVIDED BY)      request for
    Any Surrender                          surrender is
       Charge                             received at our
                                           Home Office.

The Surrender Value will be reduced by a full quarterly account maintenance fee charged in the case of a full surrender during a quarter.

SYSTEMATIC WITHDRAWALS
You may elect to withdraw all or part of your Account Value under a systematic withdrawal method described in your annuity contract offered by Portfolio Director Plus. There will be no surrender charge for withdrawals using this method, which provides for:

  - Payments to be made to you;

  - Payment over a stated period of time (but not less than five years);

  - Payment of a stated yearly dollar amount or percentage (the amount or percentage may not exceed 20% of your Account Value at the time election is made).

We may require a minimum withdrawal amount under this method. The portion of your account that has not been withdrawn will continue to receive the investment return of the Variable Account Options which you selected. A systematic withdrawal election may not be changed but can be revoked at no charge. Once revoked, a systematic withdrawal may not be elected again. No more than one systematic withdrawal election may be in effect at any one time. We reserve the right to discontinue any or all systematic withdrawals or to change its terms, at any time.

DISTRIBUTIONS REQUIRED BY FEDERAL TAX LAW. There will be no surrender charge on a minimum distribution required by federal tax law (known as No Charge Minimum Distribution), if the withdrawal:

  - Is made payable to you; and

  - Does not exceed the amount required under federal tax law as determined by the values in your Portfolio Director Plus Contract and VALIC.

--------------------------------------------------------------------------------

This contract feature will not be available in any year that an amount has been withdrawn under the no charge systematic withdrawal method. See "Federal Tax Matters" in this prospectus and in the Statement of Additional Information for more information about required distributions imposed by tax law.

For an explanation of possible adverse tax consequences of a surrender, see "Federal Tax Matters" in this prospectus and in the Statement of Additional Information.

EXCHANGE PRIVILEGE
--------------------------------------------------------------------------------

We issue other fixed and/or variable annuity contracts (other contracts) in addition to Portfolio Director Plus. These other contracts are listed below. We will allow you, under certain conditions, to exchange from one of these other contracts to Portfolio Director Plus. If you elect to exercise one of these exchange offers, you should contact any of our Regional Offices. An exchange may require the issuance of a contract or may be subject to any other requirements that the Company may impose.

RESTRICTIONS ON EXCHANGE PRIVILEGE

We will impose certain general restrictions and rules on the exchange privileges.

  - Partial exchanges are not permitted, except at the discretion of the Company.

  - Exchanges from Portfolio Director Plus to other contract forms are not permitted.

  - This exchange privilege is only available for those other contracts listed below.

Additionally, if you have your money in a fixed account of one of the below listed other contracts, you must exchange directly into the Fixed Account Options of Portfolio Director Plus. You will be subject to all of the rules that apply to the Fixed Account Options in Portfolio Director Plus. For example, you will be subject to the rules concerning transfers among investment options as stated in the Transfers Between Investment Options section in this prospectus. We may, at our option, waive any transfer restrictions for a stated period of time. If we waive these transfer restrictions, you will be allowed to exchange to any investment option available in Portfolio Director Plus.

WE RESERVE THE RIGHT TO TERMINATE, MODIFY OR SUSPEND THESE EXCHANGE PRIVILEGES AT ANY TIME.

TAXES AND CONVERSION COSTS

We will impose no fee or charge for these exchanges. Please read the "Federal Tax Matters" section in this prospectus for information about the federal income tax treatment of Portfolio Director Plus.

SURRENDER CHARGES

We will generally not impose existing surrender charges as a result of your electing to exchange from one of the other contracts.

For purposes of determining surrender charges, we often consider time in the contract. For SPQ181 and SPQ181-1 Contracts, the contract date for determining surrender charges under Portfolio Director Plus will be the SPQ181 and SPQ181-1 contract date plus one year. For example, if you have an SPQ181 contract with a contract date of January 1, 1993, upon exchange into Portfolio Director Plus, the contract date for surrender charges purposes becomes January 1, 1994.

For any other contract, the contract date for determining surrender charges under Portfolio Director Plus will be the same date as the other contract, but no earlier than January 1, 1982. (The effect of this is to potentially shorten the charge period for Purchase Payments subsequently made to Portfolio Director Plus.)

If there is no surrender charge on assets within another contract, we will not impose charges on those assets as a result of an exchange. If surrender charges are to be based on Purchase Payments within a contract, we will consider purchase payments in the other contract to have been transferred to Portfolio Director Plus for purposes of calculating the surrender charge. The effective dates of these Purchase Payments will also be retained for surrender charge purposes.

The Portfolio Director Plus surrender charge is calculated assuming the most recent Purchase Payments are removed first. This policy may

--------------------------------------------------------------------------------

cause exchanged funds to be accessible only after charges are imposed.

EXCHANGE OFFERS FOR CONTRACTS OTHER THAN
PORTFOLIO DIRECTOR PLUS

The following other contracts may be exchanged.

  - Portfolio Director and Portfolio Director 2 Contracts

  - V-Plan Contracts (IFA-582 and GFA-582 Contracts)

  - Compounder Contracts (C-1-75 and IFA-78 Contracts)

  - Independence Plus Contracts (UIT-585 and UITG-585 Contracts)

  - Impact Contracts (UIT-981 Contracts)

  - SA-1 or SA-2 (GUP-64, GUP-74 and GTS-VA Contracts)

  - FSPA-75, FSPA-73-3, FSPA-779 Contracts

  - SPQ181, SPQ181-1 Contracts

  - CTA 978 Contract

  - TFA-379 Contract

  - SDA-578, SDA-773-T Contract

  - IRA-579 Contracts

Portfolio Director Plus will have the same Account Value (called Accumulation Value in the other contracts) as the other contracts.

COMPARISON OF PORTFOLIO DIRECTOR AND
PORTFOLIO DIRECTOR 2 CONTRACTS TO PORTFOLIO
DIRECTOR PLUS CONTRACTS

Portfolio Director, Portfolio Director 2 and Portfolio Director Plus contain the same provisions except as to the level of fees and as to available Variable Account Options and certain Separate Account Expense Reimbursements. Portfolio Director, Portfolio Director 2 and Portfolio Director Plus are available to qualified contracts and certain non-qualified contracts. Portfolio Director 2 is not available to non-qualified contracts issued to individuals.

COMPARISON OF OTHER CONTRACTS

You should carefully compare the features, charges and restrictions of the other contracts to those of Portfolio Director Plus. A more detailed comparison of the features, charges, and restrictions between each above listed other contract and Portfolio Director Plus is provided in the Statement of Additional Information.

For the V-Plan and Compounder Contract you should refer to the terms of the contract or certificate. For the other contracts please refer to its most recently dated prospectus for a complete description of the contract terms and conditions. Those prospectuses are incorporated herein by reference. If you want an additional copy of any of these prospectuses or Statements of Additional Information, please contact us at the address shown in the introduction of the prospectus.

FEATURES OF PORTFOLIO DIRECTOR PLUS

In deciding whether you want to exercise these exchange privileges, you should consider the following factors of Portfolio Director Plus.

  - Portfolio Director Plus has more investment options to select from.

  - Portfolio Director Plus has 22 publicly available mutual funds as investment options.

  - The Portfolio Director Plus surrender charge is calculated assuming the most recent Purchase Payments are removed first. This policy may cause exchanged funds to be accessible only after charges are imposed.

  - Portfolio Director Plus has an Interest Guaranteed Death Benefit.

  - Portfolio Director Plus's Fund fees and charges are different than the other contracts and in some cases may be higher.

  - Different series of Portfolio Director Plus may charge fees higher or lower than other series of Portfolio Director Plus.

  - Portfolio Director Plus's guaranteed annuity rates and guaranteed interest rates may be less favorable than the other contracts.

AGENTS' AND MANAGERS' RETIREMENT PLAN
EXCHANGE OFFER

General. All eligible agents and managers of the Company are allowed to participate in the Company's Agents' and Managers' Retirement Plan ("Plan"). We grant to participants in the Plan the right to effect a voluntary exchange of their units of interest under the SA-1 Contracts, Independence Plus Contracts, Portfolio Director Contracts and Portfolio Director 2 Contracts for the equivalent units of interest in Portfolio Director Plus.

Agents and managers of VALIC who enter into the voluntary exchange will not incur under Portfolio Director Plus any surrender charges or

--------------------------------------------------------------------------------

account maintenance fees. Other individuals who may exchange to Portfolio Director Plus from SA-1, Independence Plus, Portfolio Director or Portfolio Director 2 Contracts may have surrender charges and account maintenance fees imposed under Portfolio Director Plus. All other provisions with regard to exchange offers referenced in the section entitled "Exchange Offers" will apply to the Agents' and Managers' Retirement Plan Exchange Offer.

Pursuant to this voluntary exchange offer, participants in the Plan will have three options to choose from. As to the funding vehicle for their purchase payment plan, the participant may choose to:

  - Remain in the SA-1 Contract, Independence Plus Contract, Portfolio Director Contract or Portfolio Director 2 Contract.

  - Leave current assets in the SA-1 Contract, Independence Plus Contract, Portfolio Director Contract or Portfolio Director 2 Contract and direct future Purchase Payments to Portfolio Director Plus; or

  - Transfer all current assets and future Purchase Payments to Portfolio Director Plus.

If the participant chooses to remain in either the SA-1 Contract, Independence Plus Contract or Portfolio Director Contract or Portfolio Director 2 Contract, future Purchase Payments and current assets will be controlled by the provisions of the SA-1 Contract, Independence Plus Contract, Portfolio Director Contract, or Portfolio Director 2 Contract, respectively. If the participant chooses to leave current assets in the SA-1 Contract, the Independence Plus Contract, Portfolio Director Contract, Portfolio Director 2 Contract and direct future Purchase Payments to Portfolio Director Plus, the current assets will be controlled by the provisions of the SA-1 Contract, the Independence Plus Contract Portfolio Director Contract or Portfolio Director 2 Contract, respectively. The future Purchase Payments will be controlled by the terms of Portfolio Director Plus subject to the exception that surrender charges and account maintenance fees will not be imposed under Portfolio Director Plus. If the participant chooses to transfer all current assets and future Purchase Payments to Portfolio Director Plus, such current assets and future Purchase Payments will be controlled by the provisions of Portfolio Director Plus subject to the exception that surrender charges and account maintenance fees will not be imposed under Portfolio Director Plus.

Once a participant transfers assets and future Purchase Payments to Portfolio Director Plus the participant will not be permitted to exchange back to the SA-1 Contract, Independence Plus Contract, Portfolio Director Contract or Portfolio Director 2 Contract. If a participant chooses to transfer future Purchase Payments but not current assets to Portfolio Director Plus, the participant will be allowed at a later date to transfer the current assets to Portfolio Director Plus. For a complete analysis of the differences between the SA-1 contract, the Independence Plus Contract or Portfolio Director Contract, Portfolio Director 2 Contract and Portfolio Director Plus, you should refer to the Statement of Additional Information and the form of the contract or certificate for its terms and conditions.

DEATH BENEFITS
--------------------------------------------------------------------------------

Portfolio Director Plus will pay death benefits during either the Purchase Period or the Payout Period. How these death benefits will be paid are discussed below. The death benefit provisions in Portfolio Director Plus may vary from state to state.

BENEFICIARY INFORMATION

The Beneficiary may receive death benefits:

- In a lump sum; or

- In the form of an annuity under any of the Payout Options stated in the Payout Period section of this prospectus subject to the restrictions of that Payout Option.

Payment of any death benefits must be within the time limits set by federal tax law and by the plan, if any.

Beneficiaries Other Than Spouses.

If the Beneficiary is not the spouse of the Annuitant, death benefits must be paid.

- In full within 5 years after the Annuitant's death; or

BENEFICIARY -- the person
designated to receive Payout
Payments upon the death of
an Annuitant.

ANNUITANT -- the individual,
(in most cases this person is
you) to whom Payout
Payments will be paid.

CONTRACT OWNER -- either
your employer or organization
in the case of a group
contract or the Annuitant in
the case of an individual
contract. If the contract is an
individual non-qualified type,
this is generally the Annuitant
but is not required to be. Also,
a Contingent Contract
Owner may be designated.

FIXED ACCOUNT OPTIONS -- a
particular subaccount into
which your Purchase
Payments and Account Value
may be allocated to fixed
investment options. Currently,
the Fixed Account Options in
Portfolio Director Plus are Fixed
Account Plus Short-Term
Fixed Account and Multi- Year Enhanced Fixed Account.
Each option of this type is
guaranteed to earn at least a
minimum rate of interest.

VARIABLE ACCOUNT
OPTIONS -- investment
options that correspond to
VALIC Separate Account A
Divisions offered by Portfolio
Director Plus. Investment returns
on Variable Account Options
will be positive or negative
depending on the investment
performance of the
underlying mutual fund.

--------------------------------------------------------------------------------

- By payments beginning within 1 year after the Annuitant's death under:

  - A life annuity;

  - A life annuity with payments certain; or

  - An annuity for a designated period not exceeding the Beneficiary's life expectancy.

If the Annuitant dies before the Annuity Date, the Beneficiary as named by you may receive the payout.

Payments certain or payments for a designated period cannot be for a greater period of time than the Beneficiary's life expectancy. After choosing a payment option, a Beneficiary may exercise many of the investment options and other rights that the Participant or Contract Owner had under Portfolio Director Plus.

SPECIAL INFORMATION FOR INDIVIDUAL
NON-TAX QUALIFIED CONTRACTS

It is possible that the Contract Owner and the Annuitant under a Non-Tax Qualified Contract are not the same person. If this is the case, and the Contract Owner dies, there will be no death benefit payable since the death benefit is only due in the event of the Annuitant's death. However, the Contract will be transferred to the Contingent Owner, if any, or to the Contract Owner's estate. Such transfers will generally be considered a taxable event by the IRS.

DURING THE PURCHASE PERIOD

Two types of benefits are available if death occurs during the Purchase Period. Interest Guaranteed Death Benefit and Standard Death Benefit.

Interest Guaranteed Death Benefit

The interest guaranteed death benefit is payable when death occurs prior to your reaching the age of 70. This contract provision is not available in some states.

The amount payable under the interest guaranteed death benefit will be at least equal to the sum of your Account Value in the Fixed Account Option(s) and the Variable Account Option(s) on the date VALIC receives proof of death.

Here is how to calculate the death benefit:
Step 1: Determine your Fixed Account Option Value by taking the greater of:

  Value of Fixed Account Option on date
  proof of death is received by VALIC
  OR
  100% of Purchase Payments placed
  in Fixed Account Option
- (minus)
  Amount of all prior withdrawals, charges and any portion of Account Value applied under a Payout Option

Step 2: Determine your Variable Account Option Value by taking the greater of:

  Value of Variable Account Option on date proof of death is received by VALIC
  OR
  100% of Purchase Payments placed in
  Variable Account Options
- (minus)
  Prior withdrawals (out of) or transfers
  (out of) the Variable Account Option
+ (plus)
  Interest at an annual rate of 3%

Step 3: Add step 1 + 2 = Death Benefit

For purposes of this calculation amounts transferred into the Variable Account Option will be treated as Purchase Payments.

Standard Death Benefit

The standard death benefit is payable if death occurs on or after age 70.

The Standard Death Benefit will be the greater of:

  Your Account Value on the Date Proof of Death is
  Received by VALIC
  OR
  100% of Purchase Payments (to Fixed
  and/or Variable Account Options)
-- (MINUS)
  Amount of all Prior Withdrawals, Charges and any portion of Account Value applied under a Payout Option

DURING THE PAYOUT PERIOD

If death occurs during the Payout Period, your Beneficiary may receive a death benefit depending on the Payout Option selected. The amount of death benefits will also depend on the Payout Option that you selected. The Payout Options available in Portfolio Director Plus are described in the "Payout Period" section of this prospectus.

  - If the Life Only Option or Joint and Survivor Life Option were chosen, there will be no death benefit.

  - If the Life With Guaranteed Period Option, Joint and Survivor Life with Guaranteed Periods Option, Life with Cash or Unit Refund Option or Payment for a Designated Period Option were chosen, and the entire amount guaranteed has not been paid, the Beneficiary may choose one of the following within 60 days after death benefits are payable:

  - Receive the present value of any remaining payments in a lump sum; or

     - Receive the remaining payments under the same terms of the guaranteed period option chosen by the deceased Participant; or

     - Receive the present value of any remaining payments applied under the Payment for a Designated Period Option for a period equal to or shorter than the period remaining. Spouse beneficiaries may be entitled to more favorable treatment under federal tax law.

HOW TO REVIEW INVESTMENT PERFORMANCE
OF SEPARATE ACCOUNT DIVISIONS
--------------------------------------------------------------------------------

We will advertise information about the investment performance of VALIC Separate Account A Divisions. Our advertising of past investment performance results does not mean that future performance will be the same. The performance information will not predict what your actual investment experience will be in that Division or show past performance under an actual contract. We may also show how the Divisions rank on the basis of data compiled by independent ranking services.

Some of the Divisions (and underlying Funds) offered in this prospectus were previously available through other annuity or life insurance products or to the general public before Portfolio Director Plus was first available to you. We may therefore, advertise investment performance since the inception of the underlying Funds. In each case, we will use the charges and fees imposed by Portfolio Director Plus in calculating the Division's investment performance.

TYPES OF INVESTMENT PERFORMANCE
INFORMATION ADVERTISED

We may advertise the Division's Total Return Performance information and Yield Performance information.

TOTAL RETURN PERFORMANCE INFORMATION

Total Return Performance Information is based on the overall dollar or percentage change in value of an assumed investment in a Division over a given period of time.

There are seven ways Total Return Performance Information may be advertised:

  - Standard Average Annual Total Return
  - Nonstandard Average Annual Total Return
  - Cumulative Total Return
  - Annual Change in Purchase Unit Value
  - Cumulative Change in Purchase Unit Value
  - Total Return Based on Different Investment Amounts
  - An Assumed Account Value of $10,000

Each of these is described below.

Standard Average Annual Total Return

The Standard Average Annual Total Return figures are based on the average percentage change in the value of an investment in a corresponding Division for a different series of Portfolio Director Plus from the beginning to the end of the historical periods shown and have been restated to take into account the fees and charges under this series of Portfolio Director Plus. The results shown are after all charges and fees have been applied against the Division. This will include account maintenance fees and surrender charges that would have been deducted if you surrendered Portfolio Director Plus at the end of each period shown. Premium taxes are not deducted. This information is calculated for each Division based on how an initial assumed payment of $1,000 performed at the end of 1, 5 and 10 year periods. If Standard Average Annual Return for a Division is not available for a stated period, we may show the Standard Average Annual Total Return since Division inception.

The return for periods of more than one year are annualized to obtain the average annual percentage increase (or decrease) during the period. Annualization assumes that the application of a single rate of return each year during the period will produce the ending value, taking into account the effect of compounding.

Nonstandard Average Annual Total Return

Nonstandard Average Annual Total Return is calculated in the same manner as the Standard Average Annual Total Return. However, Nonstandard Average Annual Total Return shows only the historic investment results of the Division. Account maintenance fees, surrender charges and premium taxes are not deducted. The

DIVISIONS -- subaccounts of
VALIC Separate Account A
which represent the Variable
Account Options in Portfolio
Director Plus. Each Division
invests in a different mutual
fund, each having its own
investment objective and
strategy.

PURCHASE PAYMENTS -- an
amount of money you pay to
VALIC to receive the benefits
of an annuity Contract offered
by Portfolio Director Plus.

For more information on how
TOTAL RETURN PERFORMANCE
INFORMATION is calculated,
see the Statement of
Additional Information.

--------------------------------------------------------------------------------

SEC staff takes the position that performance information of an underlying trend reduced by account fees for a period prior to the inception of the corresponding Division is nonstandard performance information regardless of whether all account fees and charges are deducted.

Cumulative Total Return

Cumulative Total Return assumes the investment in Portfolio Director Plus will stay in the Division beyond the time that a surrender charge would apply. It may be calculated for 1, 5 and 10 year periods. If Cumulative Total Return for a Division is not available for a stated period, we may show the Cumulative Total Return since Division inception. It is based on an assumed initial investment of $10,000. The Cumulative Return will be calculated without deduction of account maintenance fees, surrender charges or premium taxes.

Annual Change in Purchase Unit Value

Annual Change in Purchase Unit Value is a percentage change during a one year period, or since inception. This is calculated as follows:

  - The Purchase Unit Value at the start of the year is subtracted from the Purchase Unit Value at the end of the period or year;

  - The difference is divided by the Purchase Unit Value at the start of the period or year.

Account maintenance fees, surrender charges and premium taxes are not deducted. The effect of these charges, if deducted, would reduce the Division's Annual Change in Purchase Unit Value.

Cumulative Change in Purchase Unit Value

Cumulative Change in Purchase Unit Value is a percentage change from the beginning to the ending of a period usually greater than one year. Otherwise, it is calculated in the same way as the Annual Change in Purchase Unit Value.

Total Return Based on Different
Investment Amounts

We may show total return information based on different investment amounts. For example, we may show $200 a month for 10 years, or $100 a month to age 65. Fees may or may not be included. Each performance illustration will explain the Portfolio Director Plus charges and fees imposed on the Division.

An Assumed Account Value of $10,000

We may show annual values based on an initial investment of $10,000. This will not reflect any deduction for account maintenance fees, surrender charges and premium taxes.

YIELD PERFORMANCE INFORMATION

We may advertise Yield Performance, at a given point in time. A Division's yield is one way of showing the rate of income the Division is earning as a percentage of the Division's Purchase Unit Value.

AGSPC Money Market and American General Money Market Divisions

We may advertise the AGSPC Money Market and American General Money Market Divisions' Current Yield and Effective Yield.

The Current Yield refers to the income produced by an investment in the AGSPC Money Market or American General Money Market Divisions over a given 7-day period. The Current Yield does not take into account surrender charges, account maintenance fees or premium taxes. The income produced over a 7 day period is then "annualized." This means we are assuming the amount of income produced during the 7-day period will continue to be produced each week for an entire year. The annualized amount is shown as a percentage of the investment. For the AGSPC Money Market Division and the American General Money Market Division the 7-day Current Yield for the last 7 days ended December 31, 1999 was 4.51% and 4.76%, respectively.

The Effective Yield is calculated in a manner similar to the Current Yield. But, when the yield is annualized the income earned is assumed to be reinvested. The compounding effect will cause the Effective Yield to be higher than the Current Yield. For the AGSPC Money Market Division and the American General Money Market Division the 7-day Effective Yield for the last 7 days ended December 31, 1999 was 4.61% and 4.88%, respectively.

Divisions Other Than The AGSPC Money Market and American General Money Market Divisions

We may advertise the standardized yield performance for each Division other than the AGSPC Money Market and American General Money Market Divisions. The yield for each of these Divisions will be determined as follows:

  - We will subtract the account maintenance fee from the average daily net investment income per Purchase Unit;

  - We will divide the remainder by the Purchase Unit Value on the last day of the period; and

  - We will annualize the result.

PERFORMANCE INFORMATION:
AVERAGE ANNUAL TOTAL RETURN, CUMULATIVE RETURN AND ANNUAL AND CUMULATIVE CHANGE IN PURCHASE UNIT VALUE TABLES.

In the sections above we have described a number of ways we may advertise information about the investment performance of VALIC Separate Account A Divisions. Certain performance information for each VALIC Separate Account A Division is printed in the eight tables below.

--------------------------------------------------------------------------------

The information presented does not reflect the advantage under Portfolio Director Plus of deferring federal income tax on increases in Account Value due to earnings attributable to Purchase Payments (see "Federal Tax Matters" in the prospectus and in the Statement of Additional Information.) The information presented also does not reflect the advantage under Qualified Contracts of deferring federal income tax on Purchase Payments.

The performance information presented in the following tables reflects the performance of the underlying Fund after deduction of a mortality and expense risk fee and administration and distribution fee at an aggregate annualized rate of 0.55% to 1.05% during the Purchase Period on the daily net asset value of VALIC Separate Account A. The exact rate depends upon the Variable Account Option selected.

                                                                         TABLE I

                          AVERAGE ANNUAL TOTAL RETURN
           WITH SURRENDER CHARGE AND ACCOUNT MAINTENANCE FEE IMPOSED*
        (FROM SEPARATE ACCOUNT DIVISION INCEPTION TO DECEMBER 31, 1999)

                                                              DIVISION
                                                              INCEPTION      SINCE
                     FUND AND DIVISION                          DATE       INCEPTION    10 YEARS    5 YEARS    1 YEAR
                     -----------------                        ---------    ---------    --------    -------    ------
AGSPC Asset Allocation (Division 5).........................  09/06/83          --       10.09%      16.03%      5.83%
AGSPC Capital Conservation (Division 7).....................  01/16/86          --        5.73        5.65      (5.70)
AGSPC Government Securities (Division 8)....................  01/16/86          --        5.74        4.94      (7.94)
AGSPC Growth (Division 15)..................................  07/11/94       20.16%         --       20.53       1.69
AGSPC Growth & Income (Division 16).........................  07/11/94       21.07          --       21.63      16.79
AGSPC International Equities (Division 11)..................  10/02/89          --        6.26       11.54      23.07
AGSPC International Government Bond (Division 13)...........  10/01/91        6.08          --        3.63     (10.94)
AGSPC MidCap Index (Division 4)***..........................  10/01/91       16.29          --       21.28       8.95
AGSPC Money Market (Division 6).............................  01/16/86          --        3.98        3.37      (0.80)
AGSPC Science & Technology (Division 17)....................  07/11/94       42.03          --       38.58      94.26
AGSPC Small Cap Index (Division 14).........................  05/01/92       12.97          --       15.18      15.28
AGSPC Social Awareness (Division 12)........................  10/02/89          --       16.06       26.84      12.64
AGSPC Stock Index (Division 10).............................  04/20/87          --       16.63       26.77      14.55
American Century Ultra (Division 31)........................  07/01/96       27.20          --          --      35.22
American General Balanced (Division 42).....................  09/22/98       18.65          --          --       8.24
American General Conservative Growth Lifestyle (Division
  50).......................................................  09/22/98       16.99          --          --       7.63
American General Core Bond (Division 58)....................  09/22/98       (3.48)         --          --      (6.17)
American General Domestic Bond (Division 43)................  09/22/98       (4.23)         --          --      (8.00)
American General Growth Lifestyle (Division 48).............  09/22/98       34.19          --          --      24.18
American General High Yield Bond (Division 60)..............  09/22/98        2.11          --          --      (2.28)
American General International Growth (Division 33).........  09/22/98       49.60          --          --      50.69
American General International Value (Division 34)..........  09/22/98       69.35          --          --      61.84
American General Large Cap Growth (Division 39).............  09/22/98       43.64          --          --      29.59
American General Large Cap Value (Division 40)..............  09/22/98       12.51          --          --      (0.04)
American General Mid Cap Growth (Division 37)...............  09/22/98       20.86          --          --       1.00
American General Mid Cap Value (Division 38)................  09/22/98       30.73          --          --      16.46
American General Moderate Growth Lifestyle (Division 49)....  09/22/98       23.41          --          --      13.08
American General Money Market (Division 44).................  09/22/98        0.43          --          --      (0.55)
American General Small Cap Growth (Division 35).............  09/22/98       73.51          --          --      63.68
American General Small Cap Value (Division 36)..............  09/22/98       (1.18)         --          --     (11.31)
American General Socially Responsible (Division 41).........  09/22/98       26.57          --          --      12.36
American General Strategic Bond (Division 59)...............  09/22/98        1.84          --          --      (1.43)
Dreyfus Founders Growth (Division 30).......................  07/01/96       24.56          --          --      32.85
Dreyfus Variable Investment Fund -- Small Cap Portfolio
  (Division 18).............................................  07/11/94       14.25          --       14.14      16.99
Evergreen Growth and Income Fund (Division 56)..............  01/04/99          --          --          --         --
Evergreen Small Cap Value Fund (Division 55)................  01/04/99          --          --          --         --
Evergreen Value Fund (Division 57)..........................  01/04/99          --          --          --         --
Franklin Templeton Variable Insurance Products Trust
  Templeton Asset Strategy -- Class 1 (Division 19)(1)......  07/11/94       14.30          --       15.21      16.55
  Templeton International Securities -- Class 1 (Division
    20)(2)..................................................  07/11/94       14.57          --       15.34      17.28
Neuberger Berman Guardian Trust (Division 29)...............  07/01/96        9.62          --          --       2.68
Putnam Global Growth (Division 28)..........................  07/01/96       28.84          --          --      58.24
Putnam New Opportunities (Division 26)......................  07/01/96       27.46          --          --      63.17
Putnam OTC & Emerging Growth (Division 27)..................  07/01/96       27.98          --          --     119.91
Scudder Growth and Income (Division 21)(3)..................  07/01/96       13.16          --          --       0.52
T. Rowe Price Small Cap Stock Fund (Division 51)............  09/22/98       18.11          --          --       8.50
Templeton Foreign -- Class A (Division 32)(4)...............  07/01/96       10.92          --          --      33.55
Vanguard LifeStrategy Conservative Growth (Division 54).....  09/22/98        7.65          --          --       1.80
Vanguard LifeStrategy Growth (Division 52)..................  09/22/98       22.71          --          --      10.99
Vanguard LifeStrategy Moderate Growth (Division 53).........  09/22/98       15.02          --          --       5.76
Vanguard Long-Term Corporate (Division 22)**................  07/01/96        3.69          --          --     (11.25)
Vanguard Long-Term Treasury (Division 23)**.................  07/01/96        4.01          --          --     (13.54)
Vanguard Wellington (Division 25)...........................  07/01/96       11.98          --          --      (1.38)
Vanguard Windsor II (Division 24)...........................  07/01/96       12.77          --          --     (11.02)

---------------

  * The performance figures in the Table reflect the investment performance for the Divisions for the stated periods and should not be used to infer that future performance will be the same.

 ** The performance figures in the Table do not take into account the Separate
    Account Reimbursement made by the Company directly to those Divisions. If such reimbursements were included, the performance figures for the Divisions would be higher.

*** On October 1, 1991, the Fund underlying the AGSPC MidCap Index Division changed its name from the Capital Accumulation Fund to the MidCap Index Fund and amended its investment objective, investment program and investment restrictions accordingly. The performance figures for the AGSPC MidCap Index Division reflect the performance of the MidCap Index Fund since October 1, 1991.

(1) Effective May 1, 2000 the Templeton Asset Allocation Fund (previously offered under the Contract) merged with the Templeton Global Asset Allocation Fund. At the same time as the merger, the Templeton Asset Allocation Fund changed its name to the Templeton Asset Strategy Fund. Also effective with this merger, the Templeton Asset Allocation Fund Division 19 was renamed the Templeton Asset Strategy Fund Division 19. Accordingly, the performance figures for the Division through December 31, 1999, reflect the actual historical performance of the Templeton Asset Allocation Fund Division 19.

(2) Effective May 1, 2000 the Templeton International Fund (previously offered under the Contract) merged with the Templeton International Equity Fund. At the same time as the merger, the Templeton International Fund changed its name to the Templeton International Securities Fund. Also effective with this merger, the Templeton International Fund Division 20 was renamed the Templeton International Securities Fund Division 20. Accordingly, the performance figures for the Division through December 31, 1999, reflect the actual historical performance of the Templeton International Fund Division 20.

(3) The Scudder Growth and Income Fund adopted its current name and objective on November 13, 1984. Its predecessor commenced operations on May 31, 1929.

(4) On January 1, 1993, the Templeton Foreign Fund -- Class A implemented a Rule 12b-1 plan, which affects subsequent performance. VALIC Separate Account A purchases shares of this fund at net asset value and without sales charges generally applicable to Class A shares.

                                                                        TABLE II

                          AVERAGE ANNUAL TOTAL RETURN
           WITH SURRENDER CHARGE AND ACCOUNT MAINTENANCE FEE IMPOSED*
             (FROM UNDERLYING FUND INCEPTION TO DECEMBER 31, 1999)

                                                                FUND
                                                              INCEPTION     SINCE
                     FUND AND DIVISION                          DATE      INCEPTION   10 YEARS   5 YEARS   1 YEAR
                     -----------------                        ---------   ---------   --------   -------   ------
AGSPC Growth (Division 15)..................................  04/29/94      18.36%        --      20.53%     1.69%
AGSPC Growth & Income (Division 16).........................  04/29/94      19.11         --      21.63     16.79
AGSPC Science & Technology (Division 17)....................  04/29/94      38.90         --      38.58     94.26
American Century Ultra (Division 31)........................  11/02/81         --      23.27%     28.09     35.22
Dreyfus Founders Growth (Division 30).......................  01/05/62         --      19.02      28.62     32.85
Dreyfus Variable Investment Fund -- Small Cap Portfolio
  (Division 18).............................................  08/31/90      34.25         --      14.14     16.99
Evergreen Growth and Income -- Class A (Division 56)........  01/03/95      19.37         --         --      8.47
Evergreen Small Cap Value -- Class A (Division 55)..........  01/03/95      12.22         --         --     (4.78)
Evergreen Value -- Class A (Division 57)....................  04/12/85         --      11.63      16.11     (1.09)
Franklin Templeton Variable Insurance Products Trust........
  Templeton Asset Strategy -- Class 1 (Division 19)(1)......  08/24/88         --      11.82      15.21     16.55
  Templeton International Securities -- Class 1 (Division
     20)(2).................................................  05/01/92      14.07         --      15.34     17.28
Neuberger Berman Guardian Trust (Division 29)...............  08/03/93      12.23         --      13.64      2.68
Putnam Global Growth -- Class A (Division 28)...............  09/01/67         --      15.27      24.81     58.24
Putnam New Opportunities -- Class A (Division 26)...........  08/31/90      30.92         --      31.69     63.17
Putnam OTC & Emerging Growth -- Class A (Division 27).......  11/01/82         --      23.14      33.75    119.91
Scudder Growth and Income (Division 21)(3)..................  11/13/84         --      13.14      16.91      0.52
T. Rowe Price Small Cap Stock (Division 51).................  06/01/50         --      11.90      16.40      8.50
Templeton Foreign -- Class A (Division 32)(4)...............  10/05/82         --      10.39      11.58     33.55
Vanguard LifeStrategy Conservative Growth (Division 54).....  09/30/94      12.88         --      13.00      1.80
Vanguard LifeStrategy Growth (Division 52)..................  09/30/94      18.57         --      19.18     10.99
Vanguard LifeStrategy Moderate Growth (Division 53).........  09/30/94      15.75         --      16.28      5.76
Vanguard Long-Term Corporate (Division 22)**................  07/09/73         --       7.34       6.26    (11.25)
Vanguard Long-Term Treasury (Division 23)**.................  05/19/86         --       6.92       6.58    (13.54)
Vanguard Wellington (Division 25)...........................  07/01/29         --      11.29      15.47     (1.38)
Vanguard Windsor II (Division 24)...........................  06/24/85         --      12.53      18.25    (11.02)

---------------

Divisions with an identical inception date as the underlying Funds' inception date are not reflected in this Table. See preceding Table.

  * The performance figures in the Table reflect the investment performance for the Funds for the stated periods and should not be used to infer that future performance will be the same. The Table reflects actual historical performance of the related Separate Account Divisions 15-20 since inception of each Division (July 11, 1994) and hypothetical performance for periods prior to July 11, 1994 based on investment in a hypothetical Contract. The Table reflects actual historical performance of the related Separate Account Divisions 21-32 since inception of each Division (July 1, 1996) and hypothetical performance for periods prior to July 1, 1996 based on investment in a hypothetical Contract. The Table reflects actual historical performance of the related Separate Account Divisions 51-54 since inception of each Division (September 22, 1998) and hypothetical performance for periods prior to September 22, 1998 based on investment in a hypothetical Contract. The Table reflects actual historical performance of the related Separate Account Divisions 55-57 since inception of each Division (January 4, 1999) and hypothetical performance for periods prior to January 4, 1999 based on investment in a hypothetical Contract. Hypothetical performance is based on the actual performance of the underlying Fund reduced by Separate Account fees that would have been incurred during the hypothetical period.

 ** The performance figures in the Table do not take into account the Separate
    Account Reimbursement made by the Company directly to those Divisions. If such reimbursements were included, the performance figures for the Divisions would be higher.

(1) Effective May 1, 2000 the Templeton Asset Allocation Fund (previously offered under the Contract) merged with the Templeton Global Asset Allocation Fund. At the same time as the merger, the Templeton Asset Allocation Fund changed its name to the Templeton Asset Strategy Fund. Accordingly, the performance figures in the Table for the Fund through December 31, 1999, reflect the historical performance and inception date of the Templeton Asset Allocation Fund.

(2) Effective May 1, 2000 the Templeton International Fund (previously offered under the Contract) merged with the Templeton International Equity Fund. At the same time as the merger, the Templeton International Fund changed its name to the Templeton International Securities Fund. Accordingly, the performance figures in the Table for the Fund through December 31, 1999, reflect the historical performance and inception date of the Templeton International Fund.

(3) The Scudder Growth and Income Fund adopted its current name and objective on November 13, 1984. Its predecessor commenced operations on May 31, 1929.

(4) On January 1, 1993, the Templeton Foreign Fund -- Class A implemented a Rule 12b-1 plan, which affects subsequent performance. VALIC Separate Account A purchases shares of this fund at net asset value and without sales charges generally applicable to Class A shares.

                                                                       TABLE III
                          AVERAGE ANNUAL TOTAL RETURN
          WITH NO SURRENDER CHARGE OR ACCOUNT MAINTENANCE FEE IMPOSED*
        (FROM SEPARATE ACCOUNT DIVISION INCEPTION TO DECEMBER 31, 1999)

                                                              DIVISION
                                                              INCEPTION     SINCE
                     FUND AND DIVISION                          DATE      INCEPTION   10 YEARS   5 YEARS   1 YEAR
                     -----------------                        ---------   ---------   --------   -------   ------
AGSPC Asset Allocation (Division 5).........................  09/06/83         --      10.15%     16.64%    10.87%
AGSPC Capital Conservation (Division 7).....................  01/16/86         --       5.79       6.50     (1.21)
AGSPC Government Securities (Division 8)....................  01/16/86         --       5.80       5.81     (3.55)
AGSPC Growth (Division 15)..................................  07/11/94      20.22%        --      21.06      6.54
AGSPC Growth & Income (Division 16).........................  07/11/94      21.13         --      22.15     21.85
AGSPC International Equities (Division 11)..................  10/02/89         --       6.32      12.24     28.13
AGSPC International Government Bond (Division 13)...........  10/01/91       6.14         --       4.54     (6.70)
AGSPC MidCap Index (Division 4)***..........................  10/01/91      16.36         --      21.80     14.00
AGSPC Money Market (Division 6).............................  01/16/86         --       4.04       4.29      3.92
AGSPC Science & Technology (Division 17)....................  07/11/94      42.10         --      38.92     99.35
AGSPC Small Cap Index (Division 14).........................  05/01/92      13.03         --      15.80     20.33
AGSPC Social Awareness (Division 12)........................  10/02/89         --      16.12      27.29     17.70
AGSPC Stock Index (Division 10).............................  04/20/87         --      16.69      27.22     19.61
American Century Ultra (Division 31)........................  07/01/96      28.04         --         --     40.28
American General Balanced (Division 42).....................  09/22/98      22.47         --         --     13.30
American General Conservative Growth Lifestyle (Division
  50).......................................................  09/22/98      20.82         --         --     12.69
American General Core Bond (Division 58)....................  09/22/98       0.14         --         --     (1.70)
American General Domestic Bond (Division 43)................  09/22/98      (0.64)        --         --     (3.62)
American General Growth Lifestyle (Division 48).............  09/22/98      37.89         --         --     29.24
American General High Yield Bond (Division 60)..............  09/22/98       5.95         --         --      2.38
American General International Growth (Division 33).........  09/22/98      53.21         --         --     55.76
American General International Value (Division 34)..........  09/22/98      72.85         --         --     66.92
American General Large Cap Growth (Division 39).............  09/22/98      47.28         --         --     34.66
American General Large Cap Value (Division 40)..............  09/22/98      16.38         --         --      4.72
American General Mid Cap Growth (Division 37)...............  09/22/98      24.66         --         --      5.81
American General Mid Cap Value (Division 38)................  09/22/98      34.46         --         --     21.51
American General Moderate Growth Lifestyle (Division 49)....  09/22/98      27.19         --         --     18.13
American General Money Market (Division 44).................  09/22/98       4.21         --         --      4.18
American General Small Cap Growth (Division 35).............  09/22/98      77.00         --         --     68.76
American General Small Cap Value (Division 36)..............  09/22/98       2.53         --         --     (7.09)
American General Socially Responsible (Division 41).........  09/22/98      30.32         --         --     17.42
American General Strategic Bond (Division 59)...............  09/22/98       5.67         --         --      3.26
Dreyfus Founders Growth (Division 30).......................  07/01/96      25.45         --         --     37.92
Dreyfus Variable Investment Fund -- Small Cap Portfolio
  (Division 18).............................................  07/11/94      14.31         --      14.78     22.05
Evergreen Growth and Income Fund (Division 56)..............  01/04/99         --         --         --        --
Evergreen Small Cap Value Fund (Division 55)................  01/04/99         --         --         --        --
Evergreen Value Fund (Division 57)..........................  01/04/99         --         --         --        --
Franklin Templeton Variable Insurance Products Trust
  Templeton Asset Strategy -- Class 1 (Division 19)(1)......  07/11/94      14.36         --      15.84     21.61
  Templeton International Securities -- Class 1 (Division
    20)(2)..................................................  07/11/94      14.63         --      15.96     22.34
Neuberger Berman Guardian Trust (Division 29)...............  07/01/96      10.80         --         --      7.57
Putnam Global Growth (Division 28)..........................  07/01/96      29.67         --         --     63.32
Putnam New Opportunities (Division 26)......................  07/01/96      28.31         --         --     68.25
Putnam OTC & Emerging Growth (Division 27)..................  07/01/96      28.82         --         --    125.02
Scudder Growth and Income (Division 21)(3)..................  07/01/96      14.26         --         --      5.30
T. Rowe Price Small Cap Stock Fund (Division 51)............  09/22/98      21.93         --         --     13.55
Templeton Foreign -- Class A (Division 32)(4)...............  07/01/96      12.07         --         --     38.62
Vanguard LifeStrategy Conservative Growth (Division 54).....  09/22/98      11.56         --         --      6.65
Vanguard LifeStrategy Growth (Division 52)..................  09/22/98      26.50         --         --     16.05
Vanguard LifeStrategy Moderate Growth (Division 53).........  09/22/98      18.87         --         --     10.79
Vanguard Long-Term Corporate (Division 22)**................  07/01/96       5.03         --         --     (7.02)
Vanguard Long-Term Treasury (Division 23)**.................  07/01/96       5.34         --         --     (9.42)
Vanguard Wellington (Division 25)...........................  07/01/96      13.11         --         --      3.32
Vanguard Windsor II (Division 24)...........................  07/01/96      13.88         --         --     (6.78)

---------------

  * The performance figures in the Table reflect the investment performance for the Divisions for the stated periods and should not be used to infer that future performance will be the same.

 ** The performance figures in the Table do not take into account the Separate
    Account Reimbursement made by the Company directly to those Divisions. If such reimbursements were included, the performance figures for the Divisions would be higher.

*** On October 1, 1991, the Fund underlying the AGSPC MidCap Index Division changed its name from the Capital Accumulation Fund to the MidCap Index Fund and amended its investment objective, investment program and investment restrictions accordingly. The performance figures for the AGSPC MidCap Index Division reflect the performance of the MidCap Index Fund since October 1, 1991.

(1) Effective May 1, 2000 the Templeton Asset Allocation Fund (previously offered under the Contract) merged with the Templeton Global Asset Allocation Fund. At the same time as the merger, the Templeton Asset Allocation Fund changed its name to the Templeton Asset Strategy Fund. Also effective with this merger, the Templeton Asset Allocation Fund Division 19 was renamed the Templeton Asset Strategy Fund Division 19. Accordingly, the performance figures for the Division through December 31, 1999, reflect the actual historical performance of the Templeton Asset Allocation Fund Division 19.

(2) Effective May 1, 2000 the Templeton International Fund (previously offered under the Contract) merged with the Templeton International Equity Fund. At the same time as the merger, the Templeton International Fund changed its name to the Templeton International Securities Fund. Also effective with this merger, the Templeton International Fund Division 20 was renamed the Templeton International Securities Fund Division 20. Accordingly, the performance figures for the Division through December 31, 1999, reflect the actual historical performance of the Templeton International Fund Division 20.

(3) The Scudder Growth and Income Fund adopted its current name and objective on November 13, 1984. Its predecessor commenced operations on May 31, 1929.

(4) On January 1, 1993, the Templeton Foreign Fund - Class A implemented a Rule 12b-1 plan, which affects subsequent performance. VALIC Separate Account A purchases shares of this fund at net asset value and without sales charges generally applicable to Class A shares.

                                                                        TABLE IV

                          AVERAGE ANNUAL TOTAL RETURN
          WITH NO SURRENDER CHARGE OR ACCOUNT MAINTENANCE FEE IMPOSED*
             (FROM UNDERLYING FUND INCEPTION TO DECEMBER 31, 1999)

                                                                FUND
                                                              INCEPTION     SINCE
                     FUND AND DIVISION                          DATE      INCEPTION   10 YEARS   5 YEARS   1 YEAR
                     -----------------                        ---------   ---------   --------   -------   ------
AGSPC Growth (Division 15)..................................  04/29/94      18.42%        --      21.06%     6.54%
AGSPC Growth & Income (Division 16).........................  04/29/94      19.18         --      22.15     21.85
AGSPC Science & Technology (Division 17)....................  04/29/94      38.97         --      38.92     99.35
American Century Ultra (Division 31)........................  11/02/81         --      23.32%     28.53     40.28
Dreyfus Founders Growth (Division 30).......................  01/05/62         --      19.08      29.05     37.92
Dreyfus Variable Investment Fund -- Small Cap Portfolio
  (Division 18).............................................  08/31/90      34.28         --      14.78     22.05
Evergreen Growth and Income -- Class A (Division 56)........  01/03/95      19.92         --         --     13.52
Evergreen Small Cap Value -- Class A (Division 55)..........  01/03/95      12.90         --         --     (0.25)
Evergreen Value -- Class A (Division 57)....................  04/12/85         --      11.69      16.72      3.62
Franklin Templeton Variable Insurance Products Trust........
  Templeton Asset Strategy -- Class 1 (Division 19)(1)......  08/24/88         --      11.88      15.84     21.61
  Templeton International Securities -- Class 1 (Division
     20)(2).................................................  05/01/92      14.13         --      15.96     22.34
Neuberger Berman Guardian Trust (Division 29)...............  08/03/93      12.29         --      14.30      7.57
Putnam Global Growth -- Class A (Division 28)...............  09/01/67         --      15.33      25.28     63.32
Putnam New Opportunities -- Class A (Division 26)...........  08/31/90      30.97         --      32.09     68.25
Putnam OTC & Emerging Growth -- Class A (Division 27).......  11/01/82         --      23.20      34.14    125.02
Scudder Growth and Income (Division 21)(3)..................  11/13/84         --      13.20      17.50      5.30
T. Rowe Price Small Cap Stock (Division 51).................  06/01/50         --      11.96      17.00     13.55
Templeton Foreign -- Class A (Division 32)(4)...............  10/05/82         --      10.45      12.28     38.62
Vanguard LifeStrategy Conservative Growth (Division 54).....  09/30/94      12.94         --      13.67      6.65
Vanguard LifeStrategy Growth (Division 52)..................  09/30/94      18.63         --      19.74     16.05
Vanguard LifeStrategy Moderate Growth (Division 53).........  09/30/94      15.81         --      16.89     10.79
Vanguard Long-Term Corporate (Division 22)**................  07/09/73         --       7.40       7.09     (7.02)
Vanguard Long-Term Treasury (Division 23)**.................  05/19/86         --       6.98       7.40     (9.43)
Vanguard Wellington (Division 25)...........................  07/01/29         --      11.35      16.09      3.32
Vanguard Windsor II (Division 24)...........................  06/24/85         --      12.59      18.82     (6.78)

---------------

Divisions with an identical inception date as the underlying Funds' inception date are not reflected in this Table. See preceding Table.

 * The performance figures in the Table reflect the investment performance for the Funds for the stated periods and should not be used to infer that future performance will be the same. The Table reflects actual historical performance of the related Separate Account Divisions 15-20 since inception of each Division (July 11, 1994) and hypothetical performance for periods prior to July 11, 1994 based on investment in a hypothetical Contract. The Table reflects actual historical performance of the related Separate Account Divisions 21-32 since inception of each Division (July 1, 1996) and hypothetical performance for periods prior to July 1, 1996 based on investment in a hypothetical Contract. The Table reflects actual historical performance of the related Separate Account Divisions 51-54 since inception of each Division (September 22, 1998) and hypothetical performance for periods prior to September 22, 1998 based on investment in a hypothetical Contract. The Table reflects actual historical performance of the related Separate Account Divisions 55-57 since inception of each Division (January 4, 1999) and hypothetical performance for periods prior to January 4, 1999 based on investment in a hypothetical Contract. Hypothetical performance is based on the actual performance of the underlying Fund reduced by Separate Account fees that would have been incurred during the hypothetical period.

** The performance figures in the Table do not take into account the Separate Account Reimbursement made by the Company directly to those Divisions. If such reimbursements were included, the performance figures for the Divisions would be higher.

(1) Effective May 1, 2000 the Templeton Asset Allocation Fund (previously offered under the Contract) merged with the Templeton Global Asset Allocation Fund. At the same time as the merger, the Templeton Asset Allocation Fund changed its name to the Templeton Asset Strategy Fund. Accordingly, the performance figures in the Table for the Fund through December 31, 1999, reflect the historical performance and inception date of the Templeton Asset Allocation Fund.

(2) Effective May 1, 2000 the Templeton International Fund (previously offered under the Contract) merged with the Templeton International Equity Fund. At the same time as the merger, the Templeton International Fund changed its name to the Templeton International Securities Fund. Accordingly, the performance figures in the Table for the Fund through December 31, 1999, reflect the historical performance and inception date of the Templeton International Fund.

(3) The Scudder Growth and Income Fund adopted its current name and objective on November 13, 1984. Its predecessor commenced operations on May 31, 1929.

(4) On January 1, 1993, the Templeton Foreign Fund -- Class A implemented a Rule 12b-1 plan, which affects subsequent performance. VALIC Separate Account A purchases shares of this fund at net asset value and without sales charges generally applicable to Class A shares.

                                                                         TABLE V
                               CUMULATIVE RETURN
          WITH NO SURRENDER CHARGE OR ACCOUNT MAINTENANCE FEE IMPOSED*
        (FROM SEPARATE ACCOUNT DIVISION INCEPTION TO DECEMBER 31, 1999)

                                                              DIVISION
                                                              INCEPTION      SINCE
                     FUND AND DIVISION                          DATE       INCEPTION    10 YEARS    5 YEARS    1 YEAR
                     -----------------                        ---------    ---------    --------    -------    ------
AGSPC Asset Allocation (Division 5).........................  09/06/83          --       162.85%    115.86%     10.87%
AGSPC Capital Conservation (Division 7).....................  01/16/86          --        75.61      37.02      (1.21)
AGSPC Government Securities (Division 8)....................  01/16/86          --        75.69      32.65      (3.55)
AGSPC Growth (Division 15)..................................  07/11/94      173.87%          --     160.02       6.54
AGSPC Growth & Income (Division 16).........................  07/11/94      185.37           --     171.93      21.85
AGSPC International Equities (Division 11)..................  10/02/89          --        84.48      78.13      28.13
AGSPC International Government Bond (Division 13)...........  10/01/91       63.46           --      24.85      (6.70)
AGSPC MidCap Index (Division 4)***..........................  10/01/91      248.93           --     168.11      14.00
AGSPC Money Market (Division 6).............................  01/16/86          --        48.53      23.38       3.92
AGSPC Science & Technology (Division 17)....................  07/11/94      583.53           --     417.46      99.35
AGSPC Small Cap Index (Division 14).........................  05/01/92      155.83           --     108.25      20.33
AGSPC Social Awareness (Division 12)........................  10/02/89          --       345.59     234.19      17.70
AGSPC Stock Index (Division 10).............................  04/20/87          --       368.26     233.28      19.61
American Century Ultra (Division 31)........................  07/01/96      137.55           --         --      40.28
American General Balanced (Division 42).....................  09/22/98       29.36           --         --      13.30
American General Conservative Growth Lifestyle (Division
  50).......................................................  09/22/98       27.16           --         --      12.69
American General Core Bond (Division 58)....................  09/22/98        0.18           --         --      (1.70)
American General Domestic Bond (Division 43)................  09/22/98       (0.81)          --         --      (3.62)
American General Growth Lifestyle (Division 48).............  09/22/98       50.39           --         --      29.24
American General High Yield Bond (Division 60)..............  09/22/98        7.61           --         --       2.38
American General International Growth (Division 33).........  09/22/98       71.92           --         --      55.76
American General International Value (Division 34)..........  09/22/98      100.38           --         --      66.92
American General Large Cap Growth (Division 39).............  09/22/98       63.51           --         --      34.66
American General Large Cap Value (Division 40)..............  09/22/98       21.24           --         --       4.72
American General Mid Cap Growth (Division 37)...............  09/22/98       32.31           --         --       5.81
American General Mid Cap Value (Division 38)................  09/22/98       45.65           --         --      21.51
American General Moderate Growth Lifestyle (Division 49)....  09/22/98       35.72           --         --      18.13
American General Money Market (Division 44).................  09/22/98        5.37           --         --       4.18
American General Small Cap Growth (Division 35).............  09/22/98      106.50           --         --      68.76
American General Small Cap Value (Division 36)..............  09/22/98        3.23           --         --      (7.09)
American General Socially Responsible (Division 41).........  09/22/98       39.98           --         --      17.42
American General Strategic Bond (Division 59)...............  09/22/98        7.25           --         --       3.26
Dreyfus Founders Growth (Division 30).......................  07/01/96      121.12           --         --      37.92
Dreyfus Variable Investment Fund -- Small Cap Portfolio
  (Division 18).............................................  07/11/94      107.83           --      99.24      22.05
Evergreen Growth and Income Fund (Division 56)..............  01/04/99       13.52           --         --
Evergreen Small Cap Value Fund (Division 55)................  01/04/99       (0.25)          --         --
Evergreen Value Fund (Division 57)..........................  01/04/99        3.62           --         --
Franklin Templeton Variable Insurance Products Trust
  Templeton Asset Strategy -- Class 1 (Division 19)(1)......  07/11/94      108.35           --     108.58      21.61
  Templeton International Securities -- Class 1 (Division
    20)(2)..................................................  07/11/94      111.07           --     109.70      22.34
Neuberger Berman Guardian Trust (Division 29)...............  07/01/96       43.18           --         --       7.57
Putnam Global Growth (Division 28)..........................  07/01/96      148.26           --         --      63.32
Putnam New Opportunities (Division 26)......................  07/01/96      139.26           --         --      68.25
Putnam OTC & Emerging Growth (Division 27)..................  07/01/96      142.61           --         --     125.02
Scudder Growth and Income (Division 21)(3)..................  07/01/96       59.45           --         --       5.30
T. Rowe Price Small Cap Stock Fund (Division 51)............  09/22/98       28.64           --         --      13.55
Templeton Foreign -- Class A (Division 32)(4)...............  07/01/96       48.99           --         --      38.62
Vanguard LifeStrategy Conservative Growth (Division 54).....  09/22/98       14.90           --         --       6.65
Vanguard LifeStrategy Growth (Division 52)..................  09/22/98       34.79           --         --      16.05
Vanguard LifeStrategy Moderate Growth (Division 53).........  09/22/98       24.54           --         --      10.79
Vanguard Long-Term Corporate (Division 22)**................  07/01/96       18.76           --         --      (7.02)
Vanguard Long-Term Treasury (Division 23)**.................  07/01/96       19.96           --         --      (9.42)
Vanguard Wellington (Division 25)...........................  07/01/96       53.89           --         --       3.32
Vanguard Windsor II (Division 24)...........................  07/01/96       57.59           --         --      (6.78)

---------------

   * The performance figures in the Table reflect the investment performance for the Divisions for the stated periods and should not be used to infer that future performance will be the same.

  ** The performance figures in the Table do not take into account the Separate
     Account Reimbursement made by the Company directly to those Divisions. If such reimbursements were included, the performance figures for the Divisions would be higher.

 *** On October 1, 1991, the Fund underlying the AGSPC MidCap Index Division changed its name from the Capital Accumulation Fund to the MidCap Index Fund and amended its investment objective, investment program and investment restrictions accordingly. The performance figures for the AGSPC MidCap Index Division reflect the performance of the MidCap Index Fund since October 1, 1991.

 (1) Effective May 1, 2000 the Templeton Asset Allocation Fund (previously offered under the Contract) merged with the Templeton Global Asset Allocation Fund. At the same time as the merger, the Templeton Asset Allocation Fund changed its name to the Templeton Asset Strategy Fund. Also, effective with this merger, the Templeton Asset Allocation Fund Division 19 was renamed the Templeton Asset Strategy Fund Division 19. Accordingly, the performance figures for the Division through December 31, 1999, reflect the actual historical performance of the Templeton Asset Allocation Fund Division 19.

 (2) Effective May 1, 2000 the Templeton International Fund (previously offered under the Contract) merged with the Templeton International Equity Fund. At the same time as the merger, the Templeton International Fund changed its name to the Templeton International Securities Fund. Also effective with this merger, the Templeton International Fund Division 20 was renamed the Templeton International Securities Fund Division 20. Accordingly, the performance figures for the Division through December 31, 1999, reflect the actual historical performance of the Templeton International Fund Division 20.

 (3) The Scudder Growth and Income Fund adopted its current name and objective on November 13, 1984. Its predecessor commenced operations on May 31, 1929.

 (4) On January 1, 1993, the Templeton Foreign Fund -- Class A implemented a Rule 12b-1 plan, which affects subsequent performance. VALIC Separate Account A purchases shares of this fund at net asset value and without sales charges generally applicable to Class A shares.

                                                                        TABLE VI
                               CUMULATIVE RETURN
          WITH NO SURRENDER CHARGE OR ACCOUNT MAINTENANCE FEE IMPOSED*
             (FROM UNDERLYING FUND INCEPTION TO DECEMBER 31, 1999)

                                                                FUND
                                                              INCEPTION     SINCE
                     FUND AND DIVISION                          DATE      INCEPTION   10 YEARS   5 YEARS   1 YEAR
                     -----------------                        ---------   ---------   --------   -------   ------
AGSPC Growth (Division 15)..................................  04/29/94      160.85%        --    160.02%     6.54%
AGSPC Growth & Income (Division 16).........................  04/29/94      170.44         --    171.93     21.85
AGSPC Science & Technology (Division 17)....................  04/29/94      546.27         --    417.46     99.35
American Century Ultra (Division 31)........................  11/02/81          --     713.67%   250.73     40.28
Dreyfus Founders Growth (Division 30).......................  01/05/62          --     473.17    257.97     37.92
Dreyfus Variable Investment Fund -- Small Cap Portfolio
  (Division 18).............................................  08/31/90    1,464.91         --     99.24     22.05
Evergreen Growth and Income -- Class A (Division 56)........  01/03/95      147.60         --        --     13.52
Evergreen Small Cap Value -- Class A (Division 55)..........  01/03/95       83.23         --        --     (0.25)
Evergreen Value -- Class A (Division 57)....................  04/12/85          --     202.19    116.65      3.62
Franklin Templeton Variable Insurance Products Trust........
  Templeton Asset Strategy -- Class 1 (Division 19)(1)......  08/24/88          --     207.31    108.58     21.61
  Templeton International Securities -- Class 1 (Division
    20)(2)..................................................  05/01/82      175.56         --    109.70     22.34
Neuberger Berman Guardian Trust (Division 29)...............  08/03/93      110.22         --     95.06      7.57
Putnam Global Growth -- Class A (Division 28)...............  09/01/67          --     316.29    208.64     63.32
Putnam New Opportunities -- Class A (Division 26)...........  08/31/90    1,139.69         --    302.08     68.25
Putnam OTC & Emerging Growth -- Class A (Division 27).......  11/01/82          --     705.86    334.25    125.02
Scudder Growth and Income (Division 21)(3)..................  11/13/84          --     245.57    124.01      5.30
T. Rowe Price Small Cap Stock (Division 51).................  06/01/50          --     209.46    119.24     13.55
Templeton Foreign -- Class A (Division 32)(4)...............  10/05/82          --     170.23     78.42     38.62
Vanguard LifeStrategy Conservative Growth (Division 54).....  09/30/94       89.47         --     89.79      6.65
Vanguard LifeStrategy Growth (Division 52)..................  09/30/94      145.23         --    146.13     16.05
Vanguard LifeStrategy Moderate Growth (Division 53).........  09/30/94      116.08         --    118.18     10.79
Vanguard Long-Term Corporate (Division 22)**................  07/09/73          --     104.25     40.87     (7.02)
Vanguard Long-Term Treasury (Division 23)**.................  05/19/86          --      96.34     42.88     (9.43)
Vanguard Wellington (Division 25)...........................  07/01/29          --     193.04    110.84      3.32
Vanguard Windsor II (Division 24)...........................  06/24/85          --     227.24    136.81     (6.78)

---------------

Divisions with an identical inception date as the underlying Funds' inception date are not reflected in this Table. See preceding Table.

 * The performance figures in the Table reflect the investment performance for the Funds for the stated periods and should not be used to infer that future performance will be the same. The Table reflects actual historical performance of the related Separate Account Divisions 15-20 since inception of each Division (July 11, 1994) and hypothetical performance for periods prior to July 11, 1994 based on investment in a hypothetical Contract. The Table reflects actual historical performance of the related Separate Account Divisions 21-32 since inception of each Division (July 1, 1996) and hypothetical performance for periods prior to July 1, 1996 based on investment in a hypothetical Contract. The Table reflects actual historical performance of the related Separate Account Divisions 51-54 since inception of each Division (September 22, 1998) and hypothetical performance for periods prior to September 22, 1998 based on investment in a hypothetical Contract. The Table reflects actual historical performance of the related Separate Account Divisions 55-57 since inception of each Division (January 4, 1999) and hypothetical performance for periods prior to January 4, 1999 based on investment in a hypothetical Contract. Hypothetical performance is based on the actual performance of the underlying Fund reduced by Separate Account fees that would have been incurred during the hypothetical period.

** The performance figures in the Table do not take into account the Separate Account Reimbursement made by the Company directly to those Divisions. If such reimbursements were included, the performance figures for the Divisions would be higher.

(1) Effective May 1, 2000 the Templeton Asset Allocation Fund (previously offered under the Contract) merged with the Templeton Global Asset Allocation Fund. At the same time as the merger, the Templeton Asset Allocation Fund changed its name to the Templeton Asset Strategy Fund. Accordingly, the performance figures in the Table for the Fund through December 31, 1999, reflect the historical performance and inception date of the Templeton Asset Allocation Fund.

(2) Effective May 1, 2000 the Templeton International Fund (previously offered under the Contract) merged with the Templeton International Equity Fund. At the same time as the merger, the Templeton International Fund changed its name to the Templeton International Securities Fund. Accordingly, the performance figures in the Table for the Fund through December 31, 1999, reflect the historical performance and inception date of the Templeton International Fund.

(3) The Scudder Growth and Income Fund adopted its current name and objective on November 13, 1984. Its predecessor commenced operations on May 31, 1929.

(4) On January 1, 1993, the Templeton Foreign Fund -- Class A implemented a Rule 12b-1 plan, which affects subsequent performance. VALIC Separate Account A purchases shares of this fund at net asset value and without sales charges generally applicable to Class A shares.

                                                                       TABLE VII

              ANNUAL AND CUMULATIVE CHANGE IN PURCHASE UNIT VALUE*
          WITH NO SURRENDER CHARGE OR ACCOUNT MAINTENANCE FEE IMPOSED
               (PERIOD FROM SEPARATE ACCOUNT DIVISION INCEPTION)

                                                 ANNUAL CHANGE IN PURCHASE UNIT VALUE OR THE 12 MONTHS ENDED DECEMBER 31**
                                          ---------------------------------------------------------------------------------------
           FUND AND DIVISION               1999     1998    1997     1996    1995     1994     1993     1992      1991      1990
           -----------------              ------    -----   -----   ------   -----   ------    -----   ------    ------    ------
AGSPC Asset Allocation (Division 5).....   10.87%   17.42%  21.60%   10.19%  23.75%   (2.09)%   8.39%   (1.52)%   20.34%    (3.18)%
AGSPC Capital Conservation (Division
  7)....................................   (1.21)    6.51    7.69     0.95   19.79    (6.85)   11.08     7.76     16.20     (1.08)
AGSPC Government Securities (Division
  8)....................................   (3.55)    8.08    8.03     1.10   16.51    (5.25)    9.90     6.34     13.79      5.11
AGSPC Growth (Division 15)..............    6.54    17.19   20.01    18.39   46.60     5.33       --       --        --        --
AGSPC Growth & Income (Division 16).....   21.85    13.64   22.81    22.30   30.75     4.94       --       --        --        --
AGSPC International Equities (Division
  11)...................................   28.13    17.80    1.38     5.95    9.87     7.10    28.79   (14.12)    10.26    (20.71)
AGSPC International Government Bond
  (Division 13).........................   (6.70)   16.15   (5.59)    3.56   17.83     3.62    13.28     2.25      9.09        --
AGSPC MidCap Index (Division 4)****.....   14.00    18.04   30.66    17.81   29.44    (4.50)   11.98     8.99     11.66        --
AGSPC Money Market (Division 6).........    3.92     4.33    4.33     4.17    4.71     2.96     1.87     2.42      4.69      7.04
AGSPC Science & Technology (Division
  17)...................................   99.35    40.99    1.76    12.89   60.26    32.09       --       --        --        --
AGSPC Small Cap Index (Division 14).....   20.33    (2.72)  21.39    15.77   26.59    (4.10)   14.98    11.41        --        --
AGSPC Social Awareness (Division 12)....   17.70    26.28   32.73    22.96   37.78    (2.22)    7.04     2.51     26.83     (2.01)
AGSPC Stock Index (Division 10).........   19.61    27.39   31.98    21.73   36.15    (0.10)    8.98     5.78     27.91     (4.63)
American Century Ultra (Division 31)....   40.28    33.41   21.95     4.08      --       --       --       --        --        --
American General Balanced (Division
  42)...................................   13.30    14.18      --       --      --       --       --       --        --        --
American General Conservative Growth
  Lifestyle (Division 50)...............   12.69    12.84      --       --      --       --       --       --        --        --
American General Core Bond (Division
  58)...................................   (1.70)    1.91      --       --      --       --       --       --        --        --
American General Domestic Bond (Division
  43)...................................   (3.62)    2.92      --       --      --       --       --       --        --        --
American General Growth Lifestyle
  (Division 48).........................   29.24    16.37      --       --      --       --       --       --        --        --
American General High Yield Bond
  (Division 60).........................    2.38     5.12      --       --      --       --       --       --        --        --
American General International Growth
  (Division 33).........................   55.76    10.37      --       --      --       --       --       --        --        --
American General International Value
  (Division 34).........................   66.92    20.05      --       --      --       --       --       --        --        --
American General Large Cap Growth
  (Division 39).........................   34.66    21.43      --       --      --       --       --       --        --        --
American General Large Cap Value
  (Division 40).........................    4.72    15.77      --       --      --       --       --       --        --        --
American General Mid Cap Growth
  (Division 37).........................    5.81    25.05      --       --      --       --       --       --        --        --
American General Mid Cap Value (Division
  38)...................................   21.51    19.86      --       --      --       --       --       --        --        --
American General Moderate Growth
  Lifestyle (Division 49)...............   18.13    14.89      --       --      --       --       --       --        --        --
American General Money Market (Division
  44)...................................    4.18     1.14      --       --      --       --       --       --        --        --
American General Small Cap Growth
  (Division 35).........................   68.76    22.36      --       --      --       --       --       --        --        --
American General Small Cap Value
  (Division 36).........................   (7.09)   11.10      --       --      --       --       --       --        --        --
American General Socially Responsible
  (Division 41).........................   17.42    19.22      --       --      --       --       --       --        --        --
American General Strategic Bond
  (Division 59).........................    3.26     3.86      --       --      --       --       --       --        --        --
Dreyfus Founders Growth (Division 30)...   37.92    24.01   25.46     3.05      --       --       --       --        --        --
Dreyfus Variable Investment Fund
   -- Small Cap Portfolio (Division
  18)...................................   22.05    (4.32)  15.58    15.34   27.98     4.31       --       --        --        --
Evergreen Growth and Income -- Class A
  (Division 56).........................   13.52       --      --       --      --       --       --       --        --        --
Evergreen Small Cap Value -- Class A
  (Division 55).........................   (0.25)      --      --       --      --       --       --       --        --        --
Evergreen Value -- Class A (Division
  57)...................................    3.62       --      --       --      --       --       --       --        --        --
Franklin Templeton Variable Insurance
  Products Trust
  Templeton Asset Strategy -- Class 1
    (Division 19)(1)                       21.61     5.28   14.28    17.60   21.22    (0.11)      --       --        --        --
  Templeton International
    Securities -- Class 1 (Division
    20)***(2)...........................   22.34     8.17   12.74    22.71   14.54    (0.65)      --       --        --        --
Neuberger Berman Guardian Trust
  (Division 29).........................    7.57     1.55   16.86    12.17      --       --       --       --        --        --
Putnam Global Growth -- Class A
  (Division 28).........................   63.32    27.73   12.41     5.86      --       --       --       --        --        --
Putnam New Opportunities -- Class A
  (Division 26).........................   68.25    23.37   21.51    (5.14)     --       --       --       --        --        --
Putnam OTC & Emerging Growth -- Class A
  (Division 27).........................  125.02    10.10    9.29   (10.39)     --       --       --       --        --        --
Scudder Growth and Income (Division
  21)(3)................................    5.30     5.21   28.99    11.58      --       --       --       --        --        --
T. Rowe Price Small Cap Stock (Division
  51)...................................   13.55    13.29      --       --      --       --       --       --        --        --
Templeton Foreign -- Class A (Division
  32)(4)................................   38.62    (5.63)   5.77     7.68      --       --       --       --        --        --
Vanguard LifeStrategy Conservative
  Growth (Division 54)..................    6.65     7.73      --       --      --       --       --       --        --        --
Vanguard LifeStrategy Growth (Division
  52)...................................   16.05    16.15      --       --      --       --       --       --        --        --
Vanguard LifeStrategy Moderate Growth
  (Division 53).........................   10.79    12.41      --       --      --       --       --       --        --        --
Vanguard Long-Term Corporate Bond
  (Division 22)***......................   (7.02)    8.26   12.52     4.85      --       --       --       --        --        --
Vanguard Long-Term Treasury (Division
  23)***................................   (9.42)   12.04   12.64     4.94      --       --       --       --        --        --
Vanguard Wellington (Division 25).......    3.32    10.87   21.85    10.25      --       --       --       --        --        --
Vanguard Windsor II (Division 24).......   (6.78)   15.13   30.90    12.17      --       --       --       --        --        --

              ANNUAL AND CUMULATIVE CHANGE IN PURCHASE UNIT VALUE*
          WITH NO SURRENDER CHARGE OR ACCOUNT MAINTENANCE FEE IMPOSED
               (PERIOD FROM SEPARATE ACCOUNT DIVISION INCEPTION)

                                          CUMULATIVE CHANGE IN PURCHASE UNIT VALUE FOR EACH PERIOD END SINCE DECEMBER 31, 1989**
                                          ---------------------------------------------------------------------------------------
FUND AND DIVISION                          1999     1998     1997     1996     1995     1994     1993     1992     1991     1990
----------------------------------------  ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
AGSPC Asset Allocation (Division 5).....  162.85%  137.08%  101.91%   66.05%   50.69%   21.77%   24.37%   14.74%   16.51%   (3.18)%
AGSPC Capital Conservation (Division
  7)....................................   75.61    77.76    66.90    54.98    53.53    28.17    37.59    23.87    14.95    (1.08)
AGSPC Government Securities (Division
  8)....................................   75.69    82.16    68.54    56.01    54.32    32.45    39.78    27.19    19.61     5.11
AGSPC Growth (Division 15)..............  173.87   157.07   119.37    82.79    54.40     5.33       --       --       --       --
AGSPC Growth & Income (Division 16).....  185.37   134.19   106.09    67.81    37.21     4.94       --       --       --       --
AGSPC International Equities (Division
  11)...................................   84.48    43.98    22.22    20.56    13.79     3.57    (3.30)  (24.92)  (12.58)  (20.71)
AGSPC International Government Bond
  (Division 13).........................   63.46    75.19    50.83    59.76    54.27    30.92    26.35    11.54     9.09       --
AGSPC MidCap Index (Division 4)****.....  248.93   206.08   159.31    98.46    68.46    30.14    36.28    21.70    11.66       --
AGSPC Money Market (Division 6).........   48.53    42.93    36.99    31.31    26.05    20.38    16.91    14.77    12.05     7.04
AGSPC Science & Technology (Division
  17)...................................  583.53   242.88   143.20   138.98   111.70    32.09       --       --       --       --
AGSPC Small Cap Index (Division 14).....  155.83   112.60   118.55    80.04    55.51    22.84    28.09    11.41       --       --
AGSPC Social Awareness (Division 12)....  345.59   278.59   199.81   125.88    83.70    33.33    36.36    27.40    24.28    (2.01)
AGSPC Stock Index (Division 10c)........  368.26   291.49   207.32   132.85    91.29    40.50    40.64    29.05    21.99    (4.63)
American Century Ultra (Division 31)....  137.55    69.34    26.93     4.08       --       --       --       --       --       --
American General Balanced (Division
  42)...................................   29.36    14.18       --       --       --       --       --       --       --       --
American General Conservative Growth
  Lifestyle (Division 50)...............   27.16    12.84       --       --       --       --       --       --       --       --
American General Core Bond (Division
  58)...................................   (0.18)    1.91       --       --       --       --       --       --       --       --
American General Domestic Bond (Division
  43)...................................   (0.81)    2.92       --       --       --       --       --       --       --       --
American General Growth Lifestyle
  (Division 48).........................   50.39    16.37       --       --       --       --       --       --       --       --
American General High Yield Bond
  (Division 60).........................    7.61     5.12       --       --       --       --       --       --       --       --
American General International Growth
  (Division 33).........................   71.92    10.37       --       --       --       --       --       --       --       --
American General International Value
  (Division 34).........................  100.38    20.05       --       --       --       --       --       --       --       --
American General Large Cap Growth
  (Division 39).........................   63.51    21.43       --       --       --       --       --       --       --       --
American General Large Cap Value
  (Division 40).........................   21.24    15.77       --       --       --       --       --       --       --       --
American General Mid Cap Growth
  (Division 37).........................   32.31    25.05       --       --       --       --       --       --       --       --
American General Mid Cap Value (Division
  38)...................................   45.65    19.86       --       --       --       --       --       --       --       --
American General Moderate Growth
  Lifestyle (Division 49)...............   35.72    14.89       --       --       --       --       --       --       --       --
American General Money Market (Division
  44)...................................    5.37     1.14       --       --       --       --       --       --       --       --
American General Small Cap Growth
  (Division 35).........................  106.50    22.36       --       --       --       --       --       --       --       --
American General Small Cap Value
  (Division 36).........................    3.23    11.10       --       --       --       --       --       --       --       --
American General Socially Responsible
  (Division 41).........................   39.98    19.22       --       --       --       --       --       --       --       --
American General Strategic Bond
  (Division 59).........................    7.25     3.86       --       --       --       --       --       --       --       --
Dreyfus Founders Growth (Division 30)...  121.12    60.33    29.29     3.05       --       --       --       --       --       --
Dreyfus Variable Investment
  Fund -- Small Cap Portfolio (Division
  18)...................................  107.83    70.29    77.97    53.98    33.50     4.31       --       --       --       --
Evergreen Growth and Income -- Class A
  (Division 56).........................   13.52       --       --       --       --       --       --       --       --       --
Evergreen Small Cap Value -- Class A
  (Division 55).........................   (0.25)      --       --       --       --       --       --       --       --       --
Evergreen Value -- Class A (Division
  57)...................................    3.62       --       --       --       --       --       --       --       --       --
Franklin Templeton Variable Insurance
  Products Trust
  Templeton Asset Strategy -- Class 1
    (Division 19)(1)....................  108.35    71.32    62.73    42.40    21.09    (0.11)      --       --       --       --
  Templeton International
    Securities -- Class 1 (Division
    20)(2)..............................  111.07    72.52    59.49    41.47    15.29    (0.65)      --       --       --       --
Neuberger Berman Guardian Trust
  (Division 29).........................   43.18    33.11    31.08    12.17       --       --       --       --       --       --
Putnam Global Growth -- Class A
  (Division 28).........................  148.26    52.01    19.00     5.86       --       --       --       --       --       --
Putnam New Opportunities -- Class A
  (Division 26).........................  139.26    42.20    15.27    (5.14)      --       --       --       --       --       --
Putnam OTC & Emerging Growth -- Class A
  (Division 27).........................  142.61     7.82    (2.07)  (10.39)      --       --       --       --       --       --
Scudder Growth and Income (Division
  21)(3)................................   59.45    51.42    43.92    11.58       --       --       --       --       --       --
T. Rowe Price Small Cap Stock (Division
  51)...................................   28.64    13.29       --       --       --       --       --       --       --       --
Templeton Foreign -- Class A (Division
  32)(4)................................   48.99     7.48    13.89     7.68       --       --       --       --       --       --
Vanguard LifeStrategy Conservative
  Growth (Division 54)..................   14.90     7.73       --       --       --       --       --       --       --       --
Vanguard LifeStrategy Growth (Division
  52)...................................   34.79    16.15       --       --       --       --       --       --       --       --
Vanguard LifeStrategy Moderate Growth
  (Division 53).........................   24.54    12.41       --       --       --       --       --       --       --       --
Vanguard Long-Term Corporate (Division
  22)***................................   18.76    27.73    17.98     4.85       --       --       --       --       --       --
Vanguard Long-Term Treasury (Division
  23)***................................   19.96    32.45    18.21     4.94       --       --       --       --       --       --
Vanguard Wellington (Division 25).......   53.89    48.94    34.33    10.25       --       --       --       --       --       --
Vanguard Windsor II (Division 24).......   57.59    69.05    46.83    12.17       --       --       --       --       --       --

------------

   * For the periods prior to September 22, 1998, for all Divisions other than Divisions 55-57, the Annual and Cumulative Change in Purchase Unit Value figures are based on the average and cumulative changes in Purchase Unit Value for the stated period in a corresponding Division of Separate Account A for a different Contract offered by the Company and have been restated to take into account the fees and charges under Portfolio Director Plus other than the surrender charge and account maintenance fee. The Contracts offered by this prospectus became available for purchase on September 22, 1998. For Divisions 55-57, the Contracts offered by this prospectus became available for purchase on January 4, 1999.

  ** For the year in which the underlying Division commenced operations, less than a full year's performance has been reflected, which is not annualized.

 *** The performance figures in the Table do not take into account the Separate
     Account Reimbursement made by the Company directly to those Divisions. If such reimbursements were included, the performance figures for the Divisions would be higher.

**** On October 1, 1991, the Fund underlying the AGSPC MidCap Index Division changed its name from the Capital Accumulation Fund to the MidCap Index Fund and amended its investment objective, investment program and investment restrictions accordingly. The performance figures for the AGSPC MidCap Index Division reflect the performance of the MidCap Index Fund since October 1, 1991.

              ANNUAL AND CUMULATIVE CHANGE IN PURCHASE UNIT VALUE*
          WITH NO SURRENDER CHARGE OR ACCOUNT MAINTENANCE FEE IMPOSED
               (PERIOD FROM SEPARATE ACCOUNT DIVISION INCEPTION)

 (1) Effective May 1, 2000 the Templeton Asset Allocation Fund (previously offered under the Contract) merged with the Templeton Global Asset Allocation Fund. At the same time as the merger, the Templeton Asset Allocation Fund changed its name to the Templeton Asset Strategy Fund. Also, effective with this merger, the Templeton Asset Allocation Fund Division 19 was renamed the Templeton Asset Strategy Fund Division 19. Accordingly, the performance figures for the Division through December 31, 1999, reflect the actual historical performance of the Templeton Asset Allocation Fund Division 19.

 (2) Effective May 1, 2000 the Templeton International Fund (previously offered under the Contract) merged with the Templeton International Equity Fund. At the same time as the merger, the Templeton International Fund changed its name to the Templeton International Securities Fund. Also effective with this merger, the Templeton International Fund Division 20 was renamed the Templeton International Securities Fund Division 20. Accordingly, the performance figures for the Division through December 31, 1999, reflect the actual historical performance of the Templeton International Fund Division 20.

 (3) The Scudder Growth and Income Fund adopted its current name and objective on November 13, 1984. Its predecessor commenced operations on May 31, 1929.

 (4) On January 1, 1993, the Templeton Foreign Fund -- Class A implemented a Rule 12b-1 plan, which affects subsequent performance. VALIC Separate Account A purchases shares of this fund at net asset value and without sales charges generally applicable to Class A shares.

                                                                      TABLE VIII

              ANNUAL AND CUMULATIVE CHANGE IN PURCHASE UNIT VALUE*
          WITH NO SURRENDER CHARGE OR ACCOUNT MAINTENANCE FEE IMPOSED
                    (PERIOD FROM UNDERLYING FUND INCEPTION)

                                         ANNUAL CHANGE IN PURCHASE UNIT VALUE FOR THE 12 MONTHS ENDED DECEMBER 31**
                                         --------------------------------------------------------
FUND AND DIVISION                          1999       1998        1997        1996        1995
---------------------------------------   -------     ------      ------      ------      ------
AGSPC Growth (Division 15).............      6.54%     17.19%      20.01%      18.39%      46.60%
AGSPC Growth & Income (Division 16)....     21.85      13.64       22.81       22.30       30.75
AGSPC Science & Technology (Division
  17)..................................     99.35      40.99        1.76       12.89       60.26
American Century Ultra (Division 31)...     40.28      33.41       21.95       12.63       36.43
Dreyfus Founders Growth (Division
  30)..................................     37.92      24.01       25.46       15.56       44.37
Dreyfus Variable Investment Fund
   -- Small Cap Portfolio (Division
  18)..................................     22.05      (4.32)      15.58       15.34       27.98
Evergreen Growth and Income Fund
  (Division 56)........................     13.52       4.09       29.90       22.53       31.65
Evergreen Small Cap Equity Income Fund
  (Division 55)........................     (0.25)    (10.29)      32.30       21.05       27.86
Evergreen Value Fund (Division 57).....      3.62       8.64       24.74       17.98       30.78
Franklin Templeton Variable Insurance
  Products Trust
  Templeton Asset Strategy (Division
    19)(1).............................     21.61       5.28       14.28       17.60       21.22
  Templeton International Securities
    (Division 20)(2)...................     22.34       8.17       12.74       22.71       14.54
Neuberger Berman Guardian Trust
  (Division 29)........................      7.57       1.55       16.86       16.74       30.89
Putnam Global Growth (Division 28).....     63.32      27.73       12.41       15.57       13.89
Putnam New Opportunities (Division
  26)..................................     68.25      23.37       21.51        9.90       45.05
Putnam OTC & Emerging Growth (Division
  27)..................................    125.02      10.10        9.29        3.73       54.62
Scudder Growth and Income (Division
  21)(3)...............................      5.30       5.21       28.99       20.82       29.75
T. Rowe Price Small Cap Stock (Division
  51)..................................     13.55      (4.56)      27.48       19.79       32.47
Templeton Foreign (Division 32)(4).....     38.62      (5.63)       5.77       16.94       10.27
Vanguard LifeStrategy Conservative
  Growth (Division 54).................      6.65      14.56       15.59        9.20       23.06
Vanguard LifeStrategy Growth (Division
  52)..................................     16.05      20.00       21.00       14.21       27.91
Vanguard LifeStrategy Moderate Growth
  (Division 53)........................     10.79      17.65       18.52       11.53       26.62
Vanguard Long-Term Corporate (Division
  22)****..............................     (7.02)      8.26       12.52       (0.52)      25.03
Vanguard Long-Term Treasury (Division
  23)***...............................     (9.43)     10.03       13.49       (2.88)      28.70
Vanguard Wellington (Division 25)......      3.32      10.87       21.85       14.89       31.48
Vanguard Windsor II (Division 24)......     (6.78)     15.13       30.90       22.75       37.31

                                       ANNUAL CHANGE IN PURCHASE UNIT VALUE FOR THE 12 MONTHS ENDED DECEMBER 31**
                                         ------------------------------------------------------
FUND AND DIVISION                         1994      1993        1992        1991        1990
---------------------------------------  ------     ------      ------      ------      ------
AGSPC Growth (Division 15).............    0.32%        --          --          --          --
AGSPC Growth & Income (Division 16)....   (0.55)        --          --          --          --
AGSPC Science & Technology (Division
  17)..................................   24.89         --          --          --          --
American Century Ultra (Division 31)...   (4.43)     20.74        0.40       84.68        8.42
Dreyfus Founders Growth (Division
  30)..................................   (4.09)     24.51        3.42       46.15      (11.28)
Dreyfus Variable Investment Fund
   -- Small Cap Portfolio (Division
  18)..................................    6.53      66.50       69.44      156.87        1.74
Evergreen Growth and Income Fund
  (Division 56)........................      --         --          --          --          --
Evergreen Small Cap Equity Income Fund
  (Division 55)........................      --         --          --          --          --
Evergreen Value Fund (Division 57).....    1.05       8.44        7.06       24.12       (4.21)
Franklin Templeton Variable Insurance
  Products Trust
  Templeton Asset Strategy (Division
    19)(1).............................   (4.04)     24.79        6.95       26.34       (8.94)
  Templeton International Securities
    (Division 20)(2)...................   (3.29)     45.71       (6.75)         --          --
Neuberger Berman Guardian Trust
  (Division 29)........................    0.73       6.99          --          --          --
Putnam Global Growth (Division 28).....   (1.63)     30.75       (0.55)      17.02       (9.89)
Putnam New Opportunities (Division
  26)..................................    2.50      31.60       24.57       66.09       10.47
Putnam OTC & Emerging Growth (Division
  27)..................................    1.44      30.96       11.78       39.66      (10.52)
Scudder Growth and Income (Division
  21)(3)...............................    1.53      14.37        8.40       26.78       (3.33)
T. Rowe Price Small Cap Stock (Division
  51)..................................   (0.97)     17.17       12.71       37.18      (21.33)
Templeton Foreign (Division 32)(4).....   (0.43)     35.67       (0.69)      17.31       (3.76)
Vanguard LifeStrategy Conservative
  Growth (Division 54).................   (0.17)        --          --          --          --
Vanguard LifeStrategy Growth (Division
  52)..................................   (0.37)        --          --          --          --
Vanguard LifeStrategy Moderate Growth
  (Division 53)........................   (0.96)        --          --          --          --
Vanguard Long-Term Corporate (Division
  22)****..............................   (6.26)     13.28        8.62       19.61        5.10
Vanguard Long-Term Treasury (Division
  23)***...............................   (7.98)     15.55        6.27       16.18        4.68
Vanguard Wellington (Division 25)......    1.51      12.32        6.78       22.32       (3.80)
Vanguard Windsor II (Division 24)......   (2.19)     12.40       10.80       27.30      (10.89)

              ANNUAL AND CUMULATIVE CHANGE IN PURCHASE UNIT VALUE*
          WITH NO SURRENDER CHARGE OR ACCOUNT MAINTENANCE FEE IMPOSED
                    (PERIOD FROM UNDERLYING FUND INCEPTION)

                                   CUMULATIVE CHANGE IN PURCHASE UNIT VALUE FOR EACH PERIOD END SINCE DECEMBER 31, 1989**
                                   --------------------------------------------------------
FUND AND DIVISION                    1999        1998        1997        1996        1995
---------------------------------  --------    --------    --------    --------    --------
AGSPC Growth (Division 15).......    160.85%     144.84%     108.93%      74.10%      47.06%
AGSPC Growth & Income (Division
  16)............................    170.44      121.94       95.30       59.03       30.03
AGSPC Science & Technology
  (Division 17)..................    546.27      224.18      129.94      125.96      100.16
American Century Ultra (Division
  31)............................    713.67      480.01      334.75      256.50      216.52
Dreyfus Founders Growth (Division
  30)............................    473.17      315.60      235.13      167.12      131.16
Dreyfus Variable Investment
  Fund -- Small Cap Portfolio
  (Division 18)..................  1,464.91    1,182.22    1,240.05    1,059.43      905.21
Evergreen Growth and Income --
  Class A (Division 56)..........    147.60      118.11      109.54       61.31       31.65
Evergreen Small Cap Value --
  Class A (Division 55)..........     83.23       83.69      104.77       54.78       27.86
Evergreen Value -- Class A
  (Division 57)..................    202.19      191.63      168.45      115.21       82.41
Franklin Templeton Variable
  Insurance Products Trust
  Templeton Asset Strategy --
    Class 1 (Division 19)(1).....    207.31      152.70      140.02      110.04       78.60
  Templeton International
    Securities -- Class 1
    (Division 20)(2).............    175.56      125.24      108.23       84.69       50.52
Neuberger Berman Guardian Trust
  (Division 29)..................    110.22       95.42       92.45       64.68       41.06
Putnam Global Growth -- Class A
  (Division 28)..................    316.29      154.89       99.55       77.52       53.61
Putnam New Opportunities -- Class
  A (Division 26)................  1,139.69      636.82      497.26      391.52      347.23
Putnam OTC & Emerging Growth --
  Class A (Division 27)..........    705.86      258.13      225.29      197.63      186.93
Scudder Growth and Income
  (Division 21)(3)...............    245.57      228.16      211.92      141.83      100.15
T. Rowe Price Small Cap Stock
  (Division 51)..................    209.46      172.53      185.55      123.99       86.98
Templeton Foreign -- Class A
  (Division 32)(4)...............    170.23       94.95      106.57       95.31       67.01
Vanguard LifeStrategy
  Conservative Growth (Division
  54)............................     89.47       77.66       55.07       34.15       22.85
Vanguard LifeStrategy Growth
  (Division 52)..................    145.23      111.31       76.10       45.54       27.44
Vanguard LifeStrategy Moderate
  Growth (Division 53)...........    116.08       95.03       65.77       39.86       25.40
Vanguard Long-Term Corporate
  (Division 22)***...............    104.25      119.67      102.91       80.33       81.28
Vanguard Long-Term Treasury
  (Division 23)***...............     96.34      116.77       93.47       71.75       76.85
Vanguard Wellington (Division
  25)............................    193.04      183.63      155.81      109.94       82.74
Vanguard Windsor II (Division
  24)............................    227.24      251.03      204.89      132.92       89.75

                                 CUMULATIVE CHANGE IN PURCHASE UNIT VALUE FOR EACH PERIOD END SINCE DECEMBER 31, 1989**
                                   ----------------------------------------------------
FUND AND DIVISION                   1994      1993        1992       1991       1990
---------------------------------  ------     ------      ------     ------     ------
AGSPC Growth (Division 15).......    0.32%        --          --         --         --
AGSPC Growth & Income (Division
  16)............................   (0.55)        --          --         --         --
AGSPC Science & Technology
  (Division 17)..................   24.89         --          --         --         --
American Century Ultra (Division
  31)............................  131.99     142.74      101.04     100.23       8.42
Dreyfus Founders Growth (Division
  30)............................   60.12      66.95       34.09      29.66     (11.28)
Dreyfus Variable Investment
  Fund -- Small Cap Portfolio
  (Division 18)..................  685.44     637.32      342.83     161.35       1.74
Evergreen Growth and Income --
  Class A (Division 56)..........      --         --          --         --         --
Evergreen Small Cap Value --
  Class A (Division 55)..........      --         --          --         --         --
Evergreen Value -- Class A
  (Division 57)..................   39.48      38.04       27.29      18.90      (4.21)
Franklin Templeton Variable
  Insurance Products Trust
  Templeton Asset Strategy --
    Class 1 (Division 19)(1).....   47.34      53.54       23.04      15.05      (8.94)
  Templeton International
    Securities -- Class 1
    (Division 20)(2).............   31.41      35.87       (6.75)        --         --
Neuberger Berman Guardian Trust
  (Division 29)..................    7.77       6.99          --         --         --
Putnam Global Growth -- Class A
  (Division 28)..................   34.88      37.11        4.86       5.44      (9.89)
Putnam New Opportunities -- Class
  A (Division 26)................  208.32     200.79      128.57      83.48      10.47
Putnam OTC & Emerging Growth --
  Class A (Division 27)..........   85.57      82.94       39.69      24.97     (10.52)
Scudder Growth and Income
  (Division 21)(3)...............   54.26      51.93       32.85      22.56      (3.33)
T. Rowe Price Small Cap Stock
  (Division 51)..................   41.15      42.53       21.64       7.92     (21.33)
Templeton Foreign -- Class A
  (Division 32)(4)...............   51.45      52.11       12.12      12.90      (3.76)
Vanguard LifeStrategy
  Conservative Growth (Division
  54)............................   (0.17)        --          --         --         --
Vanguard LifeStrategy Growth
  (Division 52)..................   (0.37)        --          --         --         --
Vanguard LifeStrategy Moderate
  Growth (Division 53)...........   (0.96)        --          --         --         --
Vanguard Long-Term Corporate
  (Division 22)***...............   44.99      54.67       36.54      25.71       5.10
Vanguard Long-Term Treasury
  (Division 23)***...............   37.42      49.34       29.24      21.61       4.68
Vanguard Wellington (Division
  25)............................   38.99      41.13       25.65      17.67      (3.80)
Vanguard Windsor II (Division
  24)............................   38.19      41.28       25.69      13.44     (10.89)

---------------

Divisions with an identical inception date as the underlying Funds' inception date are not reflected in this Table. See preceding Table.

 * The Table reflects actual historical performance of the related Separate Account Divisions 15-20 since inception of each Division (July 11, 1994) and hypothetical performance for periods prior to July 11, 1994 based on investment in a hypothetical Contract. The Table reflects actual historical performance of the related Separate Account Divisions 21-32 since inception of each Division (July 1, 1996) and hypothetical performance for the periods prior to July 1, 1996 based on investment in a hypothetical Contract. The Table reflects actual historical performance of the related Separate Account Divisions 51-54 since inception of each Division (September 22, 1998) and hypothetical performance for periods prior to September 22, 1998 based on investment in a hypothetical Contract. The Table reflects actual historical performance of the related Separate Account Divisions 55-57 since inception of each Division (January 4, 1999) and hypothetical performance for periods prior to January 4, 1999 based on investment in a hypothetical Contract. Hypothetical performance is based on the actual performance of the underlying Fund reduced by Separate Account fees that would have been incurred during the hypothetical period.

 ** For the year in which the underlying Fund commenced operations, less than a full year's performance has been reflected, which is not annualized.

*** The performance figures in the Table do not take into account the Separate
    Account Reimbursement made by the Company directly to those Divisions. If such reimbursements were included, the performance figures for the Divisions would be higher.

(1) Effective May 1, 2000 the Templeton Asset Allocation Fund (previously offered under the Contract) merged with the Templeton Global Asset Allocation Fund. At the same time as the merger, the Templeton Asset Allocation Fund changed its name to the Templeton Asset Strategy Fund. Accordingly, the performance figures in the Table for the Fund through December 31, 1999, reflect the historical performance and inception date of the Templeton Asset Allocation Fund.

(2) Effective May 1, 2000 the Templeton International Fund (previously offered under the Contract) merged with the Templeton International Equity Fund. At the same time as the merger, the Templeton International Fund changed its name to the Templeton International Securities Fund. Accordingly, the performance figures in the Table for the Fund through December 31, 1999, reflect the historical performance and inception date of the Templeton International Fund.

(3) The Scudder Growth and Income Fund adopted its current name and objective on November 13, 1984. Its predecessor commenced operations on May 31, 1929.

(4) On January 1, 1993, the Templeton Foreign Fund -- Class A implemented a Rule 12b-1 plan, which affects subsequent performance. VALIC Separate Account A purchases shares of this fund at net asset value and without sales charges generally applicable to Class A shares.

OTHER CONTRACT FEATURES
--------------------------------------------------------------------------------

CHANGES THAT MAY NOT BE MADE

The following terms in Portfolio Director Plus may not be changed once your account has been established:

  - The Contract Owner;

  - The Participant; and

  - The Annuitant.

CHANGE OF BENEFICIARY

The Beneficiary (if not irrevocable) may usually be changed at any time.

Under some retirement programs, the right to name or change a Beneficiary is subject to approval by the spouse. Also, the right to name a Beneficiary other than the spouse may be subject to certain tax laws and regulations.

If the Annuitant dies, and there is no Beneficiary, any death benefit will be payable to the Annuitant's estate.

If a Beneficiary dies while receiving payments, and there is no co-Beneficiary to continue to receive payments, any amount still due will be paid to the Beneficiary's estate.

CONTINGENT OWNER

The Contract Owner may name a Contingent Owner under an individual non-tax qualified Contract. During the Purchase Period, the Contingent Owner may be changed. However, if the Contract Owner dies, benefits must be distributed as required by the federal tax law.

CANCELLATION -- THE 20 DAY "FREE LOOK"

The Contract Owner may cancel an individual contract by returning it to the Company within 20 days after delivery. (A longer period will be allowed if required under state law.) A refund will be made to the Contract Owner within 7 days after receipt of the Contract within the required period. The amount of the refund will be equal to all Purchase Payments received or the amount required under state law, if larger.

WE RESERVE CERTAIN RIGHTS

We reserve the right to:
  - Amend the Contract to conform with substitutions of investments;

  - Amend the Contract to comply with tax or other laws;

  - Make changes (upon written notice) to group Contracts that would apply only to new Participants after the effective date of the changes;

  - Operate VALIC Separate Account A as a management investment company under the Act, in consideration of an investment management fee or in any other form permitted by law;

  - Deregister VALIC Separate Account A under the Act, if registration is no longer required;

  - Stop accepting new Participants under a group Contract.

RELATIONSHIP TO EMPLOYER'S PLAN

If the Contract is being offered as a retirement plan through your employer, you should always refer to the terms and conditions in your employer's plan when reviewing the description of Portfolio Director Plus in this prospectus.

  Plan loans from the Fixed Account Options may be allowed by your employer's plan. Refer to your plan for a description of charges and other information.

VOTING RIGHTS
--------------------------------------------------------------------------------

As discussed in the "About VALIC Separate Account A" section of this prospectus, VALIC Separate Account A holds on your behalf shares of the Funds which comprise the Variable Account Options. From time to time the Funds are required to hold a shareholder meeting to obtain approval from their shareholders for certain matters. As a Participant, you may be entitled to give voting instructions to us as to how VALIC Separate Account A should vote its Fund shares on these matters. Those persons entitled to give voting instructions will be determined before the shareholders meeting is held. For more information about these shareholder meetings and when they may be held, see the Funds' prospectuses.

WHO MAY GIVE VOTING INSTRUCTIONS

In most cases during the Purchase Period, you will have the right to give voting instructions for the shareholder meetings. This will be true even if your employer is the Contract Owner. Contract Owners will instruct VALIC Separate Account A in accordance with these instructions. You

--------------------------------------------------------------------------------

will receive proxy material and a form on which voting instructions may be given before the shareholder meeting is held.

You will not have the right to give voting instructions if Portfolio Director Plus was issued in connection with a nonqualified and unfunded deferred compensation plan.

DETERMINATION OF FUND SHARES
ATTRIBUTABLE TO YOUR ACCOUNT

During Purchase Period

The number of Fund shares attributable to your account will be determined on the basis of the Purchase Units credited to your account on the record date set for the Fund shareholder meeting.

During Payout Period or after a Death
Benefit Has Been Paid

The number of Fund shares attributable to your account will be based on the liability for future variable annuity payments to your payees on the record date set for the Fund shareholder meeting.

HOW FUND SHARES ARE VOTED

The Funds which comprise the Variable Account Options in Portfolio Director Plus may have a number of shareholders including VALIC Separate Account A, VALIC's other affiliated insurance company separate accounts and retirement plans within the American General group of companies and public shareholders.

VALIC Separate Account A will vote all of the shares of the Funds it holds based on, and in the same proportion as, the instructions given by all the Participants invested in that Fund entitled to give instructions at that shareholder meeting. VALIC Separate Account A will vote the shares of the Funds it holds for which it receives no voting instruction in the same proportion as the shares for which voting instructions have been received.

VALIC Separate Account A will vote the shares of the Funds it holds based on, and in the same proportion as, the voting instructions received from participants in VALIC Separate Account A.

In the future, we may decide how to vote the shares of VALIC or VALIC Separate Account A in a different manner if permitted at that time under federal securities law.

FEDERAL TAX MATTERS
--------------------------------------------------------------------------------

Portfolio Director Plus provides tax-deferred accumulation over time, but is subject to federal income and excise taxes, mentioned briefly below. You should refer to the Statement of Additional Information for further details. Section references are to the Internal Revenue Code ("Code"). We do not attempt to describe any potential estate or gift tax, or any applicable state, local or foreign tax law other than possible premium taxes mentioned under "Premium Tax Charge." Remember that future legislation could modify the rules discussed below, and always consult your personal tax adviser regarding how the current rules apply to your specific situation.

TYPE OF PLANS

Tax rules vary, depending on whether the Contract is offered under your employer's tax-qualified retirement program or, as a Section 408(b) Individual Retirement Annuity ("IRA"), or is instead a nonqualified Contract. Portfolio Director Plus is used under the following types of retirement arrangements:

  - Section 403(b) annuities for employees of public schools and
     Section 501(c)(3) tax-exempt
     organizations;

  - Section 401(a), 403(a) and 401(k) qualified plans of for-profit employers and other employers (including self-employed individuals);

  - Section 408(b) IRAs;

  - Section 457 deferred compensation plans of governmental and tax-exempt employers;

  - Section 408(k) SEPs of employers;

  - Section 408(p) SIMPLE retirement accounts.

The foregoing Contracts are "Qualified Contracts." Certain series of Portfolio Director Plus may also be available through a nondeductible Section 408A "Roth" individual retirement annuity ("Roth IRA").

Note that the specific terms of the governing employer plan may limit rights and options otherwise available under a Contract.

In addition, Portfolio Director Plus is also available through "Non-Qualified Contracts." Such Non-Qualified Contracts generally include unfunded, nonqualified deferred compensation plans of corporate employers as well as individual annuity contracts issued to individuals outside of the context of any formal employer or employee retirement plan or arrangement. Non-Qualified Contracts generally may invest only in mutual

VALIC SEPARATE
ACCOUNT A -- a segregated
asset account established by
VALIC under the Texas
Insurance Code. The purpose
of VALIC Separate Account A
is to receive and invest your
Purchase Payments and
Account Value in the Variable
Account Options you have
selected.

--------------------------------------------------------------------------------

funds which are not available to the general public outside of annuity contracts or life insurance contracts.

TAX CONSEQUENCES IN GENERAL

Purchase Payments, distributions, withdrawals, transfers and surrender of a Contract can each have a tax effect, which varies with the governing retirement arrangement. Please refer to the detailed explanation in the Statement of Additional Information, the documents (if any) controlling the retirement arrangement through which the contract is offered, and your personal tax adviser.

Purchase Payments under Portfolio Director Plus can be made as contributions by employers, or as pre-tax or after-tax contributions by employees, depending on the type of retirement program. After-tax employee contributions constitute "investment in the Contract." All Qualified Contracts receive deferral of tax on the inside build-up of earnings on invested Purchase Payments, until a distribution occurs. See the Statement of Additional Information for special rules, including those applicable to taxable, non-natural owners of Non-Qualified Contracts.

Transfers among investment options within a variable annuity contract generally are not taxed at the time of such a transfer. However, in 1986 the Internal Revenue Service (IRS) indicated that limitations might be imposed with respect to either the number of investment options available within a contract, or the frequency of transfers between investment options, or both, in order for the contract to be treated as an annuity contract for federal income tax purposes. If imposed, VALIC can provide no assurance that such limitations would not be imposed on a retroactive basis to contracts issued under this prospectus. However, VALIC has no present indications that the IRS intends to impose such limitations, or what the terms or scope of those limitations might be. In addition, based upon published guides issued by the IRS in 1999, it appears likely that such limitations, if imposed, would only apply to Non-Qualified Contracts.

Distributions are taxed differently depending on the program through which Portfolio Director Plus is offered and the previous tax characterization of the contributions to which the distribution relates. Generally, the portion of a distribution which is not considered a return of investment in the Contract is subject to income tax. For annuity payments, investment in the contract is recovered ratably over the expected payout period. Special recovery rules might apply in certain situations.

Amounts subject to income tax may also incur excise or penalty taxes, under the circumstances described in the Statement of Additional Information. Generally, they would also be subject to some form of federal income tax withholding unless rolled into another tax-deferred vehicle. Required withholding will vary according to type of program, type of payment and your tax status. In addition, amounts received under all Contracts may be subject to state income tax withholding requirements.

It is the opinion of VALIC and its tax counsel that a Qualified Contract described in Section 403(a), 403(b), or 408(b) of the Code does not lose its deferred tax treatment if purchase payments under the contract are invested in publicly available mutual funds. In 1999, the IRS confirmed this opinion, reversing its previous position by modifying a contrary ruling it had issued in 1981.

In its ruling in 1981, the IRS had taken the position that, where purchase payments under a variable annuity contract are invested in publicly available mutual funds, the contract owner should be treated as the owner of the mutual fund shares, and deferred tax treatment under the contract should not be available. In the opinion of VALIC and its tax counsel, the 1981 ruling was superseded by subsequent legislation (Code Section 817(h)) which specifically exempts these Qualified Contracts, and the IRS had no viable legal basis or reason to apply the theory of the 1981 ruling to these Qualified Contracts under current law.

It is also the opinion of VALIC and its tax counsel that for each other type of Qualified Contract an independent exemption provides tax deferral regardless of how ownership of the Mutual Fund shares might be imputed for federal income tax purposes.

Investment earnings on contributions to Non-Qualified Contracts which are not owned by natural persons will be taxed currently to the owner and such contracts will not be treated as annuities for federal income tax purposes.

EFFECT OF TAX-DEFERRED ACCUMULATIONS

The chart below compares the results from Premium Payments made to:

  - Portfolio Director Plus Contract issued to a tax favored retirement program purchased with pre-tax premium payments;

  - A non-qualified Contract purchased with after-tax Premium Payments; and

  - Conventional savings vehicles such as savings accounts.

--------------------------------------------------------------------------------

                        THE POWER OF TAX-DEFERRED GROWTH



                               10 YEARS              20 YEARS             30 YEARS
                               ---------             ---------            ---------
CONVENTIONAL SAVINGS           $  16,122             $ 44,347             $  93,761

NONQUALIFIED CONTRACT          $  18,128             $ 57,266             $ 141,761
TAX-DEFERRED ANNUITY

TAX-DEFERRED ANNUITY           $  25,178             $ 79,536             $ 196,891

This hypothetical chart compares the results of (1) contributing $100 per month to a conventional, non-tax deferred plan, (2) contributing $100 to a nonqualified, tax-deferred annuity, and (3) contributing $100 per month ($138.89 since contributions are made before tax) to a qualified tax-deferred plan. The chart assumes a 28% tax rate and an 8% fixed rate of return. Variable options incur mortality and expense risk fee charges and may also incur account maintenance fees and surrender charges. The chart does not reflect the deduction of any such fees. An additional 10% tax penalty may apply to withdrawals before age 59 1/2. This information is for illustrative purposes only and is not a guarantee of future return.

Unlike savings accounts, Premium Payments made to tax-favored retirement programs and Non-Qualified Contracts generally provide tax deferred treatment on earnings. In addition, Premium Payments made to tax-favored retirement programs ordinarily are not subject to income tax until withdrawn. As shown above, investing in a tax-favored program increases the accumulation power of savings over time. The more taxes saved and reinvested in the program, the more the accumulation power effectively grows over the years.

To further illustrate the advantages of tax deferred savings using a 28% Federal tax bracket, an annual fixed yield (BEFORE THE DEDUCTION OF ANY FEES OR CHARGES) of 8% under a tax-favored retirement program in which tax savings were reinvested has an equivalent after-tax annual fixed yield of 5.76% under a conventional savings program. THE 8% YIELD ON THE TAX-FAVORED PROGRAM WILL BE REDUCED BY THE IMPACT OF INCOME TAXES UPON WITHDRAWAL. The yield will vary depending upon the timing of withdrawals. The previous chart represents (without factoring in fees and charges) after-tax amounts that would be received.

By taking into account the current deferral of taxes, contributions to tax-favored retirement programs increase the amount available for savings by decreasing the relative current out-of-pocket cost (referring to the effect on annual net take-home pay) of the investment. The chart below illustrates this principle by comparing a pre-tax contribution to a tax-favored retirement plan with an after-tax contribution to a conventional savings account:

                              PAYCHECK COMPARISON

                            TAX-FAVORED        CONVENTIONAL
                            RETIREMENT           SAVINGS
                              PROGRAM            ACCOUNT
                            -----------        ------------
Annual amount available
  for savings before
  federal taxes.........      $2,500              $2,500
Current federal income
  tax due on Purchase
  Payments..............           0                (700)
Net retirement plan
  Purchase Payments.....      $2,500              $1,800

This chart assumes a 28% federal income tax rate. The $700 which is paid toward current federal income taxes reduces the actual amount saved in the conventional savings account to $1,800 while the full $2,500 is contributed to the tax-qualified program, subject to being taxed upon withdrawal. Stated otherwise, to reach an annual retirement savings goal of $2,500, the contribution to a tax-qualified retirement program results in a current out-of-pocket expense of $1,800 while the contribution to a conventional savings account requires the full $2,500 out-of-pocket expense. The tax-qualified retirement program represented in this chart is a plan type, such as one under Section 403(b) of the Code, which allows participants to exclude contributions within limits, from gross income.

YEAR 2000
--------------------------------------------------------------------------------

As of March 10, 2000, all of our ultimate parent, American General Corporation's ("AGC") major technology systems, programs, and applications, including those which rely on third parties, are operating smoothly following our transition into 2000. We have experienced no interruptions to normal business operations, including the processing of customer account data and transactions. We will continue to monitor our technology systems, including critical third party dependencies, as necessary to maintain our Year 2000 readiness. We do not expect any future disruptions, if they occur, to have a material effect on the company's results of operations, liquidity, or financial condition.

Through December 31, 1999, AGC incurred and expensed pretax costs of $98 million related to Year 2000 readiness, including $18 million in 1999 and $65 million in 1998. In 1999, Year 2000 readiness expenses were included in division earnings. The 1998 expenses were excluded from division earnings, consistent with the manner in which we reviewed division results. In addition, we accelerated the planned replacement of certain systems as part of our Year 2000 plans. The cost of these replacement systems was immaterial. We do not anticipate incurring any significant costs in the future to maintain Year 2000 readiness.

                REVOCATION OF TELEPHONE ASSET TRANSFER AUTHORITY
    Participant/Contract Owner Name:
    ------------------------------------------------------------------------
    Social Security Number:
    ------------------------------------------------------------------------
    Birth Date:

I am the Participant under or Contract Owner of one or more variable annuity contracts issued by The Variable Annuity Life Insurance Company ("VALIC"). I hereby instruct VALIC not to accept any telephone instructions to transfer Account Values among investment options or change the allocation of future Purchase Payments from me, anyone representing me or anyone representing himself or herself to be me. I understand as a result of executing this form that the transfer of Account Values or Payout Values among investment options or changes in the allocation of future Purchase Payments may only be effected upon the receipt by VALIC of my written instructions.

------------------------------------------------------------       ---------------------------------------
            Participant/Contract Owner Signature                                    Date
Mail this form to any Regional Office or to the Home Office at the following address: VALIC, Client
Service A3-01, 2929 Allen Parkway, Houston, TX 77019.

                CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

                                                      PAGE
                                                      ----
General Information.................................    4
    Marketing Information...........................    4
    Endorsements and Published Ratings..............    5
Types of Variable Annuity Contracts.................    6
Federal Tax Matters.................................    6
    Tax Consequences of Purchase Payments...........    6
    Tax Consequences of Distributions...............    8
    Special Tax Consequences -- Early
      Distribution..................................    9
    Special Tax Consequences -- Required
      Distributions.................................   10
    Tax Free Rollovers, Transfers and Exchanges.....   11
Exchange Privilege..................................   11
    Exchanges From Portfolio Director...............   12
    Exchanges From Portfolio Director 2.............   12
    Exchanges From Independence Plus Contracts......   13
    Exchanges From V-Plan Contracts.................   14
    Exchanges From SA-1 and SA-2 Contracts..........   15
    Exchanges From Impact Contracts.................   16
    Exchanges From Compounder Contracts.............   17
    Information Which May Be Applicable To Any
      Exchange......................................   18
Calculation of Surrender Charge.....................   19
    Illustration of Surrender Charge on Total
      Surrender.....................................   19
    Illustration of Surrender Charge on a 10%
      Partial Surrender Followed by a Full
      Surrender.....................................   19
Purchase Unit Value.................................   20
    Illustration of Calculation of Purchase Unit
      Value.........................................   20
    Illustration of Purchase of Purchase Units......   20
Performance Calculations............................   20
    AGSPC Money Market and American General Money
      Market Divisions Yields.......................   20
    Calculation of Current Yield for AGSPC Money
      Market Division Six...........................   20
    Calculation of Current Yield for American
      General Money Market Division 44..............   20
    Illustration of Calculation of Current Yield for
      AGSPC Money Market Division Six and American
      General Money Market Division 44..............   20
    Calculation of Effective Yield for AGSPC Money
      Market Division Six...........................   21
    Calculation of Effective Yield for American
      General Money Market Division 44..............   21
    Illustration of Calculation of Effective Yield
      for AGSPC Money Market Division Six and
      American General Money Market Division 44.....   21
    Standardized Yield for Bond Fund Divisions......   21
    Calculation of Standardized Yield for Bond Fund
      Divisions.....................................   21
    Illustration of Calculation of Standardized
      Yield for Bond Fund Divisions.................   21
    Calculation of Average Annual Total Return......   22
    Calculation of MVA Option.......................   22
Performance Information.............................   23
    Hypothetical $10,000 Account Value and
      Cumulative Return as Compared to Benchmark
      Tables........................................   23
    Performance Compared to Market Indices..........   23
    AGSPC Asset Allocation Division Five............   27
    AGSPC Capital Conservation Division Seven.......   28
    AGSPC Government Securities Division Eight......   28
    AGSPC Growth Division Fifteen...................   29
    AGSPC Growth & Income Division Sixteen..........   29
    AGSPC International Equities Division Eleven....   30
    AGSPC International Government Bond Division
      Thirteen......................................   31
    AGSPC MidCap Index Division Four................   31
    AGSPC Money Market Division Six.................   32
    AGSPC Science & Technology Division Seventeen...   33
    AGSPC Small Cap Index Division Fourteen.........   33
    AGSPC Social Awareness Division Twelve..........   34

                                                      PAGE
                                                      ----
    AGSPC Stock Index Division Ten..................   35
    American Century Ultra Division Thirty-One......   35
    American General Balanced Division Forty-Two....   36
    American General Conservative Growth Lifestyle
      Division Fifty................................   36
    American General Core Bond Division
      Fifty-Eight...................................   37
    American General Domestic Bond Division
      Forty-Three...................................   38
    American General Growth Lifestyle Division
      Forty-Eight...................................   38
    American General High Yield Bond Division
      Sixty.........................................   39
    American General International Growth Division
      Thirty-Three..................................   39
    American General International Value Division
      Thirty-Four...................................   40
    American General Large Cap Growth Division
      Thirty-Nine...................................   40
    American General Large Cap Value Division
      Forty.........................................   41
    American General Mid Cap Growth Division Thirty-
      Seven.........................................   41
    American General Mid Cap Value Division Thirty-
      Eight.........................................   42
    American General Moderate Growth Lifestyle
      Division Forty-Nine...........................   42
    American General Money Market Division
      Forty-Four....................................   43
    American General Small Cap Growth Division
      Thirty-Five...................................   43
    American General Small Cap Value Division
      Thirty-Six....................................   44
    American General Socially Responsible Division
      Forty-One.....................................   44
    American General Strategic Bond Division
      Fifty-Nine....................................   45
    Dreyfus Founders Growth Division Thirty.........   45
    Dreyfus Variable Investment Fund -- Small Cap
      Portfolio Division Eighteen...................   46
    Evergreen Growth and Income Division
      Fifty-Six.....................................   47
    Evergreen Small Cap Value Division Fifty-Five...   47
    Evergreen Value Division Fifty-Seven............   48
    Neuberger Berman Guardian Trust Division
      Twenty-Nine...................................   48
    Putnam Global Growth-Class A Division
      Twenty-Eight..................................   49
    Putnam New Opportunities-Class A Division
      Twenty-Six....................................   50
    Putnam OTC & Emerging Growth-Class A Division
      Twenty-Seven..................................   50
    Scudder Growth and Income Division Twenty-One...   51
    T. Rowe Price Small-Cap Stock Division
      Fifty-One.....................................   52
    Templeton Asset Strategy Division Nineteen......   52
    Templeton Foreign Division Thirty-Two...........   53
    Templeton International Securities Division
      Twenty........................................   54
    Vanguard LifeStrategy Conservative Growth
      Division Fifty-Four...........................   54
    Vanguard LifeStrategy Growth Division
      Fifty-Two.....................................   55
    Vanguard LifeStrategy Moderate Growth Division
      Fifty-Three...................................   56
    Vanguard Long-Term Corporate Division
      Twenty-Two....................................   56
    Vanguard Long-Term Treasury Division
      Twenty-Three..................................   57
    Vanguard Wellington Division Twenty-Five........   58
    Vanguard Windsor II Division Twenty-Four........   59
Payout Payments.....................................   60
    Assumed Investment Rate.........................   60
    Amount of Payout Payments.......................   60
    Payout Unit Value...............................   60
    Illustration of Calculation of Payout Unit
      Value.........................................   61
    Illustration of Payout Payments.................   61
Distribution of Variable Annuity Contracts..........   62
Experts.............................................   62
Comments on Financial Statements....................   62

Please tear off, complete and return the form below to one of our Regional Offices. A Statement of Additional Information may also be ordered by calling 1-800-44-VALIC.

 ...............................................................................

                          PORTFOLIO DIRECTOR CONTRACTS

Please send me a free copy of the Statement of Additional Information for The Variable Annuity Life Insurance Company Separate Account A (Portfolio Director
Plus).

                             (Please Print or Type)

Name: ----------------------------------------------------   G.A. # ---------------------------------------------------
Address: --------------------------------------------------  Policy # --------------------------------------------------
-----------------------------------------------------------
Social Security Number: --------------------------------

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
                    2929 ALLEN PARKWAY, HOUSTON, TEXAS 77019
                                 1-800-44-VALIC
      FOR UNIT VALUE INFORMATION CALL: 1-800-42-VALIC & TDD 1-800-24-VALIC
             FOR ASSET TRANSFERS BY TELEPHONE CALL: 1-800-621-7792
                               TDD 1-800-35-VALIC
                           EASYACCESS 1-800-42-VALIC
                         TDD EASYACCESS 1-800-24-VALIC

          AMERICAN GENERAL LOGO]

                  The Variable Annuity Life
                  Insurance Company
                  is a member of American
                  General Financial Group.
                  American General
                  Financial Group is the
                  marketing
                  name for American General
                  Corporation and its
                  subsidiaries.
                  (C)The Variable Annuity
                  Life Insurance Company,
                  Houston, Texas
                  VA 10855-20  REV 5/00